                                                                    EXHIBIT 10.3



                            FLOWERS INDUSTRIES, INC.
                         401(k) RETIREMENT SAVINGS PLAN


             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1997

                            FLOWERS INDUSTRIES, INC.
                         401(k) RETIREMENT SAVINGS PLAN

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
PREAMBLE .........................................................................................................1

ARTICLE I
DEFINITIONS.......................................................................................................2

         1.1      Account.........................................................................................2
         1.2      ACP Contributions...............................................................................2
         1.3      Actual Deferral Percentage......................................................................2
         1.4      ADP Contributions...............................................................................2
         1.5      Allocation Participant..........................................................................2
         1.6      Annual Additions................................................................................2
         1.7      Average Actual Deferral Percentage..............................................................2
         1.8      Average Contribution Percentage.................................................................2
         1.9      Beneficiary.....................................................................................2
         1.10     Benefit Commencement Date.......................................................................2
         1.11     Code............................................................................................3
         1.12     Company.........................................................................................3
         1.13     Company Basic Contributions.....................................................................3
         1.14     Company Basic Contributions Account.............................................................3
         1.15     Compensation....................................................................................3
         1.16     Contribution Percentage.........................................................................5
         1.17     Controlled Group................................................................................5
         1.18     Defined Benefit Fraction........................................................................5
         1.19     Defined Contribution Dollar Limitation..........................................................5
         1.20     Defined Contribution Fraction...................................................................5
         1.21     Determination Date..............................................................................5
         1.22     Disabled........................................................................................5
         1.23     Effective Date..................................................................................5
         1.24     Election........................................................................................5
         1.25     Election Period.................................................................................5
         1.26     Elective Contributions..........................................................................5
         1.27     Elective Contributions Account..................................................................6
         1.28     Elective Deferrals..............................................................................6
         1.29     Eligibility Computation Period..................................................................6
         1.30     Eligible Employee...............................................................................7
         1.31     Eligible Highly Compensated Employee............................................................7
         1.32     Employee........................................................................................7
         1.33     Employer........................................................................................7
         1.34     Employment Commencement Date....................................................................7
         1.35     Entry Date......................................................................................7

                                                                                                                 Page
                                                                                                                 ----
         1.36     ERISA...........................................................................................7
         1.37     Excess Amount...................................................................................8
         1.38     Excess Deferrals................................................................................8
         1.39     Forfeitable Account.............................................................................8
         1.40     Highest Average Compensation....................................................................8
         1.41     Highly Compensated Employee.....................................................................8
         1.42     Highly Compensated Participant..................................................................9
         1.43     Hours of Service................................................................................9
         1.44     Key Employee...................................................................................11
         1.45     Leased Employee................................................................................11
         1.46     Limitation Year................................................................................12
         1.47     Matching Elective Contributions................................................................12
         1.48     Matching Elective Contributions Account........................................................12
         1.49     Nonforfeitable Accounts........................................................................12
         1.50     Maximum Permissible Amount.....................................................................12
         1.51     Normal Retirement Age..........................................................................12
         1.52     Normal Retirement Date.........................................................................12
         1.53     One-Year Break in Service (or Break in Service)................................................12
         1.54     Participant....................................................................................13
         1.55     Permissive Aggregation Group...................................................................13
         1.56     Plan...........................................................................................13
         1.57     Plan Administrator.............................................................................13
         1.58     Plan Year......................................................................................13
         1.59     Present Value..................................................................................13
         1.60     Projected Annual Benefit.......................................................................13
         1.61     Qualified Matching Contributions...............................................................13
         1.62     Qualified Matching Contributions Account.......................................................13
         1.63     Qualified Nonelective Contributions............................................................13
         1.64     Qualified Nonelective Contributions Account....................................................13
         1.65     Qualified Spousal Waiver.......................................................................13
         1.66     Required Aggregation Group.....................................................................14
         1.67     Required Beginning Date........................................................................14
         1.68     Rollover Contributions.........................................................................14
         1.69     Rollover Contributions Account.................................................................14
         1.70     Self-Employed Individual.......................................................................14
         1.71     Spouse.........................................................................................14
         1.72     Surviving Spouse...............................................................................14
         1.73     Top-Heavy Plan.................................................................................14
         1.74     Top-Heavy Ratio................................................................................14
         1.75     Trust..........................................................................................14
         1.76     Trust Agreement................................................................................14
         1.77     Trust Fund.....................................................................................15


                                                                                                                Page
                                                                                                                ----
         1.78     Trustee........................................................................................15
         1.79     Valuation Date.................................................................................15
         1.80     Vesting Computation Period.....................................................................15
         1.81     Year of Eligibility Service....................................................................15
         1.82     Year of Vesting Service........................................................................15

ARTICLE II
ELIGIBILITY FOR PARTICIPATION....................................................................................17

         2.1      Initial Attainment of Participation Status.....................................................17
         2.2      Reemployment of Former Employees...............................................................18
         2.3      Reemployment of Former Participants............................................................18
         2.4      Transfers to/from Eligible Class...............................................................18
         2.5      Family and Medical Leave Act...................................................................19

ARTICLE III
CONTRIBUTIONS AND ALLOCATIONS....................................................................................20

         3.1      Employer Contributions.........................................................................20
         3.2      Employee Contributions.........................................................................22
         3.3      Time of Payment of Contributions...............................................................23
         3.4      Return of Contributions........................................................................23
         3.5      Provisions Regarding Elective Contributions....................................................24
         3.6      Limitation of Elective Deferrals...............................................................26
         3.7      Limitation of Employee and Employer Matching Contributions.....................................28
         3.8      Corrections Required by Discrimination Tests...................................................30
         3.9      Multiple Use of Alternative Limitation.........................................................33
         3.10     Discretionary Cutbacks to Satisfy Discrimination Tests.........................................35
         3.11     401(k)/401(m) Testing Provision................................................................35

ARTICLE IV
LIMITATION ON ALLOCATIONS........................................................................................36

         4.1      General Rules..................................................................................36
         4.2      Applicable Definitions.........................................................................38
         4.3      Adjustments for Top Heavy Plan.................................................................42
ARTICLE V
VESTING IN ACCOUNTS..............................................................................................43

         5.1      Vesting of Nonforfeitable Accounts.............................................................43
         5.2      Vesting of Forfeitable Account.................................................................43

                                                                                                                Page
                                                                                                                ----
         5.3      Forfeitures....................................................................................45
         5.4      Reemployed Former Employees....................................................................45
         5.5      Years of Vesting Service Disregarded...........................................................46
         5.6      Vesting Upon Termination.......................................................................46
         5.7      Family and Medical Leave Act...................................................................46

ARTICLE VI
ACCOUNTS AND INVESTMENTS.........................................................................................47

         6.1      Separate Accounts..............................................................................47
         6.2      Investment of Trust Fund.......................................................................47
         6.3      Trustee's Reliance.............................................................................48

ARTICLE VII
ALLOCATION OF EARNINGS AND LOSSES TO ACCOUNTS
OF PARTICIPANTS..................................................................................................50

         7.1      Allocations of Trust Fund Earnings and Losses..................................................50
         7.2      Allocations Regarding Specific Investments.....................................................50

ARTICLE VIII
PAYMENT OF BENEFITS..............................................................................................51

         8.1      Time of Payment of Benefits....................................................................51
         8.2      Benefits Upon Death............................................................................52
         8.3      Form of Payment of Benefits....................................................................54
         8.4      Valuation of Accounts for Payments.............................................................54
         8.5      Forfeitures....................................................................................54
         8.6      Benefit Payment Commencement...................................................................55
         8.7      Notice and Consent Requirements................................................................56
         8.8      Restrictions on Elective Contribution Distributions............................................57
         8.9      Payments to Alternate Payees...................................................................58
         8.10     Hardship Distributions of Elective Contributions...............................................58
         8.11     Loan of Account Balances to Participants.......................................................59
         8.12     Rollover Distribution Election.................................................................64
         8.13     Provision Pursuant to Code Section 401(a)(9)...................................................66

ARTICLE IX
THE TRUST FUND AND THE TRUSTEE...................................................................................68

         9.1      Existence of Trust.............................................................................68
         9.2      Exclusive Benefit Rule.........................................................................68

                                                                                                                Page
                                                                                                                ----
         9.3      Removal or Resignation of Trustee..............................................................68
         9.4      Powers of Trustee..............................................................................68
         9.5      Integration of Trust Agreement.................................................................68
         9.6      Records and Accounts...........................................................................68
         9.7      Annual Reports.................................................................................69

ARTICLE X
ADMINISTRATION...................................................................................................70

         10.1     Allocation of Responsibility...................................................................70
         10.2     Administrative Expenses........................................................................70
         10.3     Plan Administrator Powers and Duties...........................................................70
         10.4     Records and Reports............................................................................70
         10.5     Reporting and Disclosure.......................................................................70
         10.6     Named Fiduciary................................................................................70
         10.7     Administrator..................................................................................70
         10.8     Interpretation of the Plan and Findings of Facts...............................................71
         10.9     Bonding, Insurance and Indemnity...............................................................71

ARTICLE XI
AMENDMENT, TERMINATION, MERGER, CONSOLIDATION
AND ADOPTION.....................................................................................................73

         11.1     Permanency of Plan.............................................................................73
         11.2     Right to Amend Plan............................................................................73
         11.3     Right to Terminate Plan........................................................................74
         11.4     Termination of Participation in Plan by Employer other than Company............................75
         11.5     Merger, Consolidation, or Transfer of Assets...................................................75
         11.6     Adoption of Plan by Controlled Group Members...................................................76

ARTICLE XII
GENERAL PROVISIONS...............................................................................................78
         12.1     Participant's Rights to Employment, Etc........................................................78
         12.2     No Guarantee of Interests......................................................................78
         12.3     Standard of Conduct............................................................................78
         12.4     Allocation of Duties...........................................................................78
         12.5     Claims Procedure...............................................................................79
         12.6     Nonalienation or Assignment; QDRO's............................................................80
         12.7     Plan Continuance Voluntary.....................................................................82
         12.8     Payments to Minors and Others..................................................................82
         12.9     Location of Payee; Unclaimed Benefits..........................................................82

                                                                                                               Page
                                                                                                               ----
         12.10    Governing Law..................................................................................82
         12.11    Correction of Participants' Accounts...........................................................82
         12.12    Action of Employer and Plan Administrator......................................................83
         12.13    Employer Records...............................................................................83
         12.14    Gender and Number..............................................................................83
         12.15    Headings.......................................................................................83
         12.16    Liability Limited..............................................................................83
         12.17    Prohibited Discrimination......................................................................83
         12.18    Legal References...............................................................................83
         12.19    Military Service...............................................................................83
         12.20    Electronic Means of Communication..............................................................83
         12.21    Plan Conversions...............................................................................84

ARTICLE XIII
SPECIAL RULES APPLICABLE TO TOP HEAVY PLAN YEARS.................................................................85

         13.1     Top-Heavy Provisions...........................................................................85
         13.2     Top-Heavy Special Definitions..................................................................86

APPENDIX I
SPECIAL PROVISIONS RELATING TO ANNUITY PAYMENTS..................................................................90

         1.1      Forms of Benefit for Certain Accounts..........................................................90
         1.2      Annuities......................................................................................91
         1.3      Death On or After Benefit Commencement Date....................................................91
         1.4      Valuation of Accounts for Payments.............................................................91
         1.5      Definitions....................................................................................92

APPENDIX II
SPECIAL PROVISIONS REGARDING MERGER OF THE
MRS. BOEHME'S HOLSUM BAKERY, INC. 401(k) RETIREMENT
PLAN WITH AND INTO THE PLAN......................................................................................93

         2.1      General Provisions.............................................................................93
         2.2      Separate Accounting............................................................................93
         2.3      Transfer of Plan Assets........................................................................93
         2.4      Conditions for Merger and Transfer.............................................................93
         2.5      Forms of Benefits for Boehme's Accounts........................................................94
         2.6      Benefits Upon Death............................................................................95
         2.7      Vesting........................................................................................95
         2.8      In-Service Withdrawals.........................................................................95
         2.9      Hours of Service...............................................................................96

                                                                                                               Page
                                                                                                               ----
APPENDIX III
SPECIAL PROVISIONS REGARDING MERGER OF THE
HOLSUM BAKING COMPANY RETIREMENT PLAN
WITH AND INTO THE PLAN...........................................................................................97

         3.1      General Provisions.............................................................................97
         3.2      Separate Accounting............................................................................97
         3.3      Transfer of Plan Assets........................................................................97
         3.4      Conditions for Merger and Transfer.............................................................98
         3.5      Additional Forms of Benefit for Holsum Accounts................................................98
         3.6      Vesting........................................................................................98
         3.7      In-Service Withdrawals.........................................................................98
         3.8      Hours of Service...............................................................................99

APPENDIX IV
SPECIAL PROVISIONS REGARDING MERGER OF THE
SHIPLEY BAKING COMPANY 401(k) RETIREMENT PLAN
AND TRUST WITH AND INTO THE PLAN................................................................................100

         4.1      General Provisions............................................................................100
         4.2      Separate Accounting...........................................................................100
         4.3      Transfer of Plan Assets.......................................................................100
         4.4      Conditions for Merger and Transfer............................................................101
         4.5      Additional Forms of Benefit for Shipley Accounts..............................................101
         4.6      Benefits Upon Death...........................................................................102
         4.7      Vesting.......................................................................................102
         4.8      In-Service Withdrawals........................................................................102
         4.9      Hours of Service..............................................................................103

APPENDIX V
SPECIAL PROVISIONS REGARDING MERGER OF THE
FRANKLIN BAKING COMPANY, INC. PROFIT SHARING
PLAN AND THE FRANKLIN BAKING COMPANY, INC. 401(k)
RETIREMENT SAVINGS PLAN WITH AND INTO THE PLAN..................................................................104

         5.1      General Provisions............................................................................104
         5.2      Separate Accounting...........................................................................104
         5.3      Transfer of Plan Assets.......................................................................104
         5.4      Conditions for Merger and Transfer............................................................105
         5.5      Additional Forms of Benefit for Franklin Accounts.............................................105
         5.6      Vesting.......................................................................................105

                                                                                                               Page
                                                                                                               ----
         5.7      In-Service Withdrawals........................................................................105
         5.8      Hours of Service..............................................................................105

APPENDIX VI
SPECIAL PROVISIONS REGARDING MERGER OF THE
PIES, INC. RETIREMENT SAVINGS PLAN WITH AND INTO THE PLAN.......................................................106

         6.1      General Provisions............................................................................106
         6.2      Separate Accounting...........................................................................106
         6.3      Transfer of Plan Assets.......................................................................106
         6.4      Conditions for Merger and Transfer............................................................106
         6.5      Vesting.......................................................................................107
         6.6      In-Service Withdrawals........................................................................107
         6.7      Hours of Service..............................................................................107

EXHIBIT A TO FLOWERS INDUSTRIES, INC.
401(K) RETIREMENT SAVINGS PLAN..................................................................................108

                            FLOWERS INDUSTRIES, INC.
                         401(k) RETIREMENT SAVINGS PLAN

                                    PREAMBLE


         This Flowers Industries, Inc. 401(k) Retirement Savings Plan (the "Plan") and the Trust which forms a part of the Plan, are intended to be and to remain qualified and exempt from taxation under Sections 401 and 501 of the Internal Revenue Code of 1986, and shall be interpreted and administered in such manner as shall be necessary to carry out this intention.

         The original effective date of the Plan was April 1, 1995.

         The Plan is herein amended and restated in order to comply with applicable provisions of the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998.

         The effective date of the amendment and restatement of this Plan is generally January 1, 1997, and the amendment and restatement shall apply only to a Participant who is credited with an Hour of Service on or after that date, except as may be otherwise stated herein. The rights and benefits of a Participant who is not credited with an Hour of Service on or after January 1, 1997 shall be determined in accordance with the provisions of the Plan as in effect on the Participant's termination of employment with the Employer.

                                    ARTICLE I

                                   DEFINITIONS


         The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

         1.1 Account shall mean a separate account which is established and maintained for a Participant (or his Beneficiary) and to which contributions made under this Plan which are allocated to such Participant, if any, and earnings or losses thereon, if any, shall be credited. See Section 6.1 herein.

         1.2      ACP Contributions.  See Section 3.7(b)(iii) of this Plan.

         1.3      Actual Deferral Percentage. See Section 3.6(b)(ii) of this
Plan.

         1.4      ADP Contributions.  See Section 3.6(b)(iii) of this Plan.

         1.5 Allocation Participant shall, for a Plan Year, mean those Participants who are employed with the Employer on the last day of the Plan Year.

         1.6      Annual Additions.  See Section 4.2(a) of this Plan.

         1.7 Average Actual Deferral Percentage. See Section 3.6(b)(i) of this Plan.

         1.8      Average Contribution Percentage. See Section 3.7(b)(i) of this
Plan.

         1.9 Beneficiary shall mean any person or persons, including a trust for the benefit of individuals, last designated in writing by a Participant pursuant to the provisions and conditions of Section 8.2(c), who is or may become entitled to a benefit hereunder. If, at any time, no Beneficiary has been validly designated by the Participant, or the Beneficiary validly designated by the Participant is no longer living or no longer exists, whichever is applicable, then the Participant's Beneficiary shall be deemed to be the person or persons in the first of the following classes of beneficiaries with one or more members of such class surviving or in existence as of the Participant's death, and in the absence thereof, the Participant's estate:

                  (a)      the Participant's Surviving Spouse; or

                  (b)      the Participant's lineal descendants, per stirpes.

         1.10 Benefit Commencement Date means the date of the distribution determined pursuant to the provisions of Article VIII herein.

         1.11 Code shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

         1.12 Company shall mean Flowers Industries, Inc., its successors and assigns, and any other corporation, partnership or sole proprietorship into which the Company may be merged or consolidated or to which all or substantially all of its assets may be transferred unless such organization indicates in writing that it does not approve of such automatic succession.

         1.13 Company Basic Contributions shall mean Employer contributions, if any, made to this Plan pursuant to Section 3.1(e) of this Plan, and shall be allocated pursuant to Section 3.1(e)(ii) hereof.

         1.14 Company Basic Contributions Account shall mean the Account of a Participant to which are credited any Company Basic Contributions allocated to the Participant each Plan Year under Section 3.1(e) of this Plan.

         1.15     Compensation.

                  (a) General Definition. Subject to subsections (b) through (e) below, Compensation for a Plan Year with respect to an Employee shall mean "compensation" as that term is defined in Code ss.415(c)(3) and Treas. Reg. ss.1.415-2(d)(1) and (2) and paid by an Employer to such Employee.

                  (b) Safe Harbor Exclusions. Notwithstanding the provisions of subsection (a) above, none of the following items shall be included in the definition of Compensation, whether or not includable in taxable gross income:

                           (i)      reimbursement or other expense allowances;

                           (ii)     fringe benefits (cash and noncash);

                           (iii)    moving expenses;

                           (iv)     deferred compensation;

                           (v)      welfare benefits;

         and, additionally, solely with respect to Highly Compensated Employees:

                           (vi) amounts received from the exercise of any
                  nonqualified stock options issued by an Employer;

                           (vii) amounts received from the sale or exchange of
                  stock transferred pursuant to the exercise of an incentive stock option; and

                  (viii) amounts required to be reported as income pursuant to Code ss.7872.

         (c) Non-Safe Harbor Exclusions. Notwithstanding the provisions of subsection (a) above, and in addition to those items listed in subsection (b) above, none of the following items shall also be included in the definition of Compensation, whether or not includable in taxable gross income:

                  (i)      job injury benefits pay;

                  (ii)     sales contest prizes and safety contest prizes;

                  (iii)    longevity pay;

                  (iv) restricted stock dividends, equity incentive award dividends, and gain from purchase or receipt of stock or other property or cash pertaining to either type of award; and

                  (v)      lump sum bonus.

         (d) Salary Reduction Arrangements. Notwithstanding the preceding subsections of this Section, Compensation shall include any amount which is contributed by an Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Code ss.ss.125, 402(e)(3), 402(h) or 403(b).

         (e) Limitation. The annual Compensation of each Employee taken into account in determining contributions or benefits under the Plan for any Plan Year shall not exceed the applicable "annual compensation limit" (as defined in Code ss. 401(a)(17)) for the calendar year in which the Plan Year begins. If the Plan determines Compensation for a period of time that contains fewer than 12 calendar months, the above limitation is to be proportionately reduced; provided, however, no proration is required for Employees who are covered under the Plan for less than 1 full year if the contributions under the Plan are based on Compensation for a period of at least 12 months.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                  (f) Special Provisions. The term Compensation may be specially defined for purposes of certain provisions of this Plan. See, e.g., Sections 1.41(g)(iv), 1.45(b), 3.6(b)(iv), 3.7(b)(iv), 4.2(b),
         13.1(a)(ii) and 13.2(f) of this Plan.

         1.16     Contribution Percentage.  See Section 3.7(b)(ii) of this Plan.

         1.17 Controlled Group shall mean the Company and any other entity which is required to be aggregated with the Company pursuant to Code ss.ss.414(b),
(c), (m) or (o).

         1.18     Defined Benefit Fraction.  See Section 4.2(c) of this Plan.

         1.19 Defined Contribution Dollar Limitation. See Section 4.2(d) of this Plan.

         1.20     Defined Contribution Fraction. See Section 4.2(e) of this
Plan.

         1.21     Determination Date.  See Section 13.2(d) of this Plan.

         1.22 Disabled shall mean unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment arising after an Employee has become a Participant and while employed by an Employer resulting from demonstrable injury or disease that can be expected to continue for an indefinite period of greater than 12 months or to result in death and which prevents the Participant from engaging in his occupation or performing any gainful occupation for which he is qualified by reason of education, training or experience as determined by a qualified physician selected by the Plan Administrator.

         1.23 Effective Date shall mean the day on which this amended and restated Plan becomes effective, which shall be January 1, 1997. The original effective date of the Plan was April 1, 1995.

         1.24 Election shall mean the election made by an Eligible Employee to have the Employer make Elective Contributions on behalf of such Employee pursuant to the provisions of Section 3.5 of this Plan. The Election may be made by means of instructions provided by the Employee pursuant to any voice-response system utilized by the Plan, and any hard copy confirmation of such verbal instructions, as well as on any written form provided by the Plan Administrator for said purpose.

         1.25 Election Period shall mean, for each Participant, his payroll period.

         1.26 Elective Contributions shall mean Employer contributions, if any, made to this Plan pursuant to Section 3.1(a) of this Plan that were subject to a cash or deferred election under which, pursuant to Section 3.5 of this Plan, an Eligible Employee could elect to have the Employer either contribute an amount to this Plan or provide such amount to the Eligible Employee in cash or in the form of some other taxable benefit. Elective Contributions shall be allocated to Eligible Employees pursuant to Section 3.1(a)(ii) of this Plan.

         1.27 Elective Contributions Account shall mean the Account of a Participant to which are credited any Elective Contributions allocated to the Participant each Plan Year under Section 3.1(a) of this Plan.

         1.28     Elective Deferrals shall mean:

                  (a) Any elective contribution (as defined in Treas. Reg. ss.1.401(k)-1(g)(3)) by a given individual under any qualified cash or deferred arrangement (as defined in Code ss.401(k)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code ss.402(e)(3), including Elective Contributions to this Plan.

                  (b) Any employer contribution on behalf of a given individual to a simplified employee pension (as defined in Code ss.408(k)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code ss.402(h)(1)(B).

                  (c) Any employer contribution on behalf of a given individual to an annuity contract under Code ss.403(b) pursuant to a salary reduction agreement (within the meaning of Code ss.3121(a)(5)(D)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code ss.403(b).

                  (d) Any employee contribution by a given individual which is designated as deductible under a trust described in Code ss.501(c)(18), to the extent that such contribution is deductible from such individual's income for the taxable year on account of Code ss.501(c)(18).

         1.29 Eligibility Computation Period shall mean, for purposes of determining Years of Eligibility Service and One-Year Breaks in Service for eligibility, the following:

                  (a) The initial Eligibility Computation Period is the 12 consecutive month period beginning on the Employee's Employment Commencement Date.

                  (b) The succeeding 12-consecutive-month Eligibility Computation Periods commence with the first plan year which commences prior to the first anniversary of the Employee's employment commencement date regardless of whether the Employee is entitled to be credited with 1,000 hours of service during the initial Eligibility Computation Period. An Employee who is credited with 1,000 hours of service in both the initial Eligibility Computation Period and the first Plan Year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period will be credited with two Years of Eligibility Service.

                  (c) In the case of a reemployed Employee, the Eligibility Computation Period of such Employee after the Employee's date of reemployment shall commence on his reemployment date.

         1.30     Eligible Employee.

                  (a) In General. Eligible Employee shall mean an Employee (i) who is employed by an Employer, and (ii) who is eligible to participate in this Plan and become a Participant for all or a portion of a Plan Year pursuant to Article II of this Plan. (Employees described in subsections (c) through (f) of Section 2.1 shall not be Eligible Employees while such description is applicable.)

                  (b) Special Rules. Solely for purposes of applying the discrimination tests in Article III associated with ADP Contributions and ACP Contributions, an Eligible Employee generally means an Employee who is directly or indirectly eligible to make Elective Contributions and receive an allocation of Matching Elective Contributions under the Plan for a Plan Year. An Employee who would be eligible to make Elective Contributions or receive an allocation of Matching Elective Contributions but for a suspension due to a hardship withdrawal or an election not to participate in the Plan, is treated as an Eligible Employee for purposes of applying the discrimination tests in Article III associated with ADP Contributions and ACP Contributions. An Employee will also be considered an Eligible Employee for such tests even though the Employee does not receive additional Annual Additions because of an Excess Amount.

         1.31 Eligible Highly Compensated Employee shall mean an Eligible Employee who is also a Highly Compensated Employee.

         1.32 Employee shall mean a person who performs services for a member of the Controlled Group and who is a common law employee of such Controlled Group member and any Self-Employed Individual who is treated as an employee of a member of the Controlled Group pursuant to Code ss.401(c)(1). The term Employee shall also include any Leased Employee of a Controlled Group member. The term "Employee" shall not include an individual who provides services to the Employer or another Controlled Group member pursuant to a contractual arrangement with another entity, but who is not deemed to constitute a Leased Employee.

         1.33 Employer shall mean the Company and each member of the Controlled Group which has adopted this Plan pursuant to Section 11.6 herein. See also Section 4.2(f) for a special definition applicable in Article IV.

         1.34 Employment Commencement Date shall mean the date on which an Employee first performs an Hour of Service (as defined in subsection (a) of Section 1.43) for any member of the Controlled Group.

         1.35 Entry Date shall mean the first day of the payroll period beginning on or after the first day of the calendar month following the Eligibility Computation Period in which an Eligible Employee first completes 1 Year of Service.

         1.36 ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

         1.37     Excess Amount.  See Section 4.2(g) of this Plan.

         1.38 Excess Deferrals shall mean Elective Deferrals made by a Participant for a calendar year in excess of the maximum amount specified in Code ss.402(b)(1), as adjusted pursuant to Code ss.ss.402(g)(4) and (5), applicable for such calendar year.

         1.39 Forfeitable Account shall mean a Participant's Matching Elective Contributions Account and/or Employer Contribution Account.

         1.40     Highest Average Compensation. See Section 4.2(h) of this Plan.

         1.41     Highly Compensated Employee shall mean the following:

                  (a) An individual shall be a Highly Compensated Employee, with respect to a Plan Year, if the individual is described under either or both subsection (b) or subsection (c) below.

                  (b) An individual is described under this subsection (b) if the individual is performing services during the determination period for the Controlled Group and: (1) the individual received compensation from the Controlled Group during the look-back year in excess of $80,000 and was a member of the top-paid group for such look-back year; or (2) the individual was a 5-percent owner at any time during either or both the look-back year or the determination period.

                  (c) An individual is described under this subsection (c) if the individual was, at one time, an Employee of the Controlled Group and the individual separated from service (or was deemed to have separated from service pursuant to Treas. Reg. ss.1.414(q)-1T(Q&A-5)) from the Controlled Group prior to the determination period, such individual performs no service for the Controlled Group during the determination period, and such individual is a "highly compensated employee" (as defined in Code ss.414(q)) for either the determination period during which the individual separated from service with the Controlled Group or any determination period ending on or after the individual's 55th birthday.

                  (d) For purposes of this Section, the applicable dollar amounts specified in clause (1) of subsection (b) shall be the applicable dollar amount prescribed in Code ss.ss.414(q)(1)(B) and shall be adjusted pursuant to the last sentence of Code ss.414(q)(1).

                  (e) For purposes of this Section the term "determination period" shall mean the respective Plan Year specified in subsection (a) above, and the term "look-back year" shall mean the 12-month period immediately preceding the determination period.

                  (f) In determining who is a Highly Compensated Employee, the following definitions shall apply:

                           (i) Top-paid group shall mean the top 20% of
                  Employees of the Controlled Group ranked on the basis of compensation received during the determination period or look-back year, as applicable. For purposes of determining the number of Employees in the top-paid group, Employees described in Treas. Reg. ss.1.414(q)-1T(Q&A-9)(b) are excluded.

                           (ii) 5-percent owner shall mean a 5-percent owner
                  determined pursuant to Treas. Reg. ss.1.416-1(T-17) and (T-18). If an individual is a 5-percent owner at any time during a determination period or look-back year, the individual shall be considered a 5-percent owner for such period or year.

                           (iii) Compensation shall mean compensation as defined
                  in Section 4.2(b) herein, except that compensation shall include any amount which is contributed by the Controlled Group pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Code ss.ss.125, 402(a)(8) or 403(b).

                  (g) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the Employees in the top-paid group, the top 100 Employees, the number of individuals treated as officers and the compensation that is considered, will be made in accordance with Code ss.414(q) and the regulations thereunder.

         1.42 Highly Compensated Participant shall mean a Participant who is a Highly Compensated Employee.

         1.43 Hours of Service shall mean those hours calculated in accordance with the following provisions:

                  (a) An Employee shall receive credit for an Hour of Service for each hour for which he is paid or entitled to payment by the Employer for the performance of duties.

                  (b) An Employee shall also receive credit for an Hour of Service for each hour for which he is paid or entitled to payment by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty or military duty; provided, however, that:

                           (i) No more than 501 Hours of Service shall be
                  credited because of this subsection (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not said period occurs in a single computation period), except as provided in subsection (d) below;

                           (ii) An hour for which an Employee is directly or
                  indirectly paid or entitled to payment on account of a period during which no duties are performed shall not be credited to an Employee if said payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; and

                           (iii) Hours of Service shall not be credited for a
                  payment which reimburses an Employee solely for medical or medically related expenses incurred by the Employee.

         For purposes of subsection (b), a payment shall be deemed to be made by or due from the Employer regardless of whether said payment is made by or due from the Employer directly or indirectly through, among others, a trust fund or insurer to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  (c) An Employee shall also receive credit for an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer provided that no Hour of Service shall be credited pursuant both to this subsection
         (c) and subsections (a) or (b) above. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) above shall be subject to the limitations set forth in that subsection.

                  (d) In addition to the Service for which an Hour of Service must be credited pursuant to subsections (a), (b) and (c) above, an Employee shall receive credit for an Hour of Service for:

                           (i) Each hour, whether or not said Employee is paid
                  therefor, during which he would otherwise perform an Hour of Service, except for the fact that he is on an approved leave of absence. If he does not return to work on or before the end of his leave, service will be deemed to have terminated as of the beginning of his leave; and

                           (ii) Each hour for which an Employee performs no
                  duties due to absence during any military service so long as such hours are required to be taken into account under the Selective Service and Training Act of 1940, as amended, the Military Selective Service Act of 1967, as amended, and/or the Vietnam Era Veteran's Readjustment Act of 1974, as amended, or other applicable federal law.

                  (e) Each Employee for whom the Employer does not keep records of actual Hours of Service shall be credited with 45 Hours of Service for each week for which said Employee would be required to be credited with at least 1 Hour of Service, in accordance with this Section and applicable regulations promulgated by the Department of Labor.

                  (f) In determining and crediting to computation periods the number of Hours of Service to be credited to an Employee, the provisions of DOL Reg. ss.ss.2530.200b-2(b) and 2(c) are incorporated herein by reference.

         (g) If an Employee is absent from service with the Employer as a result of a maternity/paternity absence, then, solely for purposes of determining whether the Employee incurs a One Year Break in Service for purposes of eligibility to participate and vesting in benefits, the Employee will be credited with up to 501 Hours of Service with respect to the period of maternity/paternity absence. Such 501 Hours of Service shall be credited at the rate at which the Employee would have otherwise accrued Hours of Service but for the maternity/paternity absence, provided that, if the Plan Administrator is unable to determine the Hours of Service that would have otherwise been credited, such Hours of Service shall be credited at the rate of eight hours for each day of the maternity/paternity absence. Such 501 Hours of Service shall be credited only in the Eligibility Computation Period or Vesting Computation Period, as applicable, in which the Employee's maternity/paternity absence commences if the Employee would have incurred a One Year Break in Service in such Eligibility Computation Period or Vesting Computation Period, as applicable, but for the crediting of the additional Hours of Service. If such Hours of Service (not in excess of 501) are not credited to the Eligibility Computation Period or Vesting Computation Period, as applicable, in which the maternity/paternity absence commences pursuant to the immediately preceding sentence, such Hours of Service shall be credited to the next Eligibility Computation Period or Vesting Computation Period, as applicable, commencing after the maternity/paternity absence commences. For purposes of this subsection, the term "maternity/paternity absence" means an absence from service with the Employer by an Employee if the absence is caused:

                           (i) By reason of the pregnancy of the Employee;

                           (ii) By reason of the birth of a child of the
                  Employee;

                           (iii) By reason of the placement of a child with the
                  Employee in connection with the adoption of such child by the Employee; or

                           (iv) For purposes of caring for such child for a
                  period beginning immediately following such birth or placement.

                  (h) For purposes of this Section, employment with other members of the Controlled Group shall be considered employment with the Employer. In addition, in the case of a Leased Employee of any member of the Controlled Group, service with such member shall be considered employment with the Employer.

         1.44     Key Employee.  See Section 13.2(f) of this Plan.

         1.45     Leased Employee.

                  (a) Leased Employee shall mean any person (other than a common law employee of a member of the Controlled Group) who pursuant to an agreement between a member of the Controlled Group and any other person ("leasing organization") has performed services for a member of the Controlled Group (or for a member of the Controlled Group and related persons determined in accordance with Code ss.414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction and control of a member of the Controlled Group. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for a member of the Controlled Group shall be treated as provided by a member of the Controlled Group.

                  (b) A Leased Employee shall not, however, be considered an Employee of a member of the Controlled Group if: (i) such Employee is covered by a money purchase pension plan of his legal employer providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Code ss.415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code ss.ss.125, 402(a)(8), 402(h) or 403(b)), (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the Controlled Group's nonhighly compensated workforce. For purposes of this subsection (b), the term "nonhighly compensated workforce" means the total number of individuals (other than Highly Compensated Employees) who are either Employees of a member of the Controlled Group or Leased Employees of a member of the Controlled Group.

         1.46     Limitation Year.  See Section 4.2(i) of this Plan.

         1.47 Matching Elective Contributions shall mean Employer contributions, if any, made to this Plan pursuant to Section 3.1(b)(i) of this Plan and allocated to all Participants pursuant to Section 3.1(b)(ii) of this Plan.

         1.48 Matching Elective Contributions Account shall mean the Account of a Participant to which are credited any Matching Elective Contributions allocated to the Participant under Section 3.1(b) of this Plan.

         1.49 Nonforfeitable Accounts shall mean a Participant's Elective Contributions Account, Qualified Nonelective Contributions Account, Qualified Matching Contributions Account and Rollover Contributions Account.

         1.50     Maximum Permissible Amount.  See Section 4.2(j) of this Plan.

         1.51     Normal Retirement Age shall mean age 65.

         1.52 Normal Retirement Date shall mean the first day of the calendar month coincident with or next following the date the Participant attains his Normal Retirement Age.

         1.53 One-Year Break in Service (or Break in Service) shall mean a 12-consecutive-month period (the Eligibility Computation Period or the Vesting Computation Period, whichever the context requires) during which the Employee does not complete more than 500 Hours of Service with the Employer.

         1.54 Participant shall mean an Eligible Employee who has met the requirements of Article II for participation in this Plan and who is potentially eligible to receive a benefit of any type from this Plan or whose Beneficiaries are potentially eligible to receive a benefit of any type from this Plan, or a former Employee who retains any Account balance in this Plan. An Eligible Employee who has not completed the eligibility service requirement of Section 2.1(b) shall be treated as a Participant solely with respect to any Rollover Contributions he made.

         1.55    Permissive Aggregation Group. See Section 13.2(b) of this Plan.

         1.56 Plan shall mean the Flowers Industries, Inc. 401(k) Retirement Savings Plan, and all amendments to such plan made from time to time. This Plan is intended to be a profit sharing plan within the meaning of Code ss.401(a) and Treas. Reg. ss.1.401-1 under which contributions shall be made without regard to current or accumulated profits as permitted by Code ss.401(a)(27)(A).

         1.57 Plan Administrator shall mean the person or persons appointed by the President of the Company to administer the Plan pursuant to Article X herein. If no such appointment is made, the Company shall be the Plan Administrator.

         1.58 Plan Year shall mean the 12 consecutive month period for keeping the books and records of the Plan, which shall be the calendar year.

         1.59    Present Value. See Section 13.2(e) of this Plan.

         1.60    Projected Annual Benefit. See Section 4.2(k) of this Plan.

         1.61 Qualified Matching Contributions shall mean Employer contributions, if any, made to this Plan pursuant to Section 3.1(c)(i) of this Plan and allocated to a certain group of Eligible Employees pursuant to Section 3.1(c)(ii) of this Plan.

         1.62 Qualified Matching Contributions Account shall mean the Account of a Participant to which are credited any Qualified Matching Contributions allocated to the Participant each Plan Year under Section 3.1(c) of this Plan.

         1.63 Qualified Nonelective Contributions shall mean Employer contributions, if any, made to this Plan pursuant to Section 3.1(d)(i) of this Plan and allocated to a certain group of Eligible Employees pursuant to Section 3.1(d)(ii) of this Plan.

         1.64 Qualified Nonelective Contributions Account shall mean the Account of a Participant to which are credited any Qualified Nonelective Contributions allocated to the Participant in a given Plan Year under Section 3.1(d) of this Plan.

         1.65 Qualified Spousal Waiver shall mean a Participant's written election, delivered to the Plan Administrator, signed by the Participant's Spouse, and witnessed by a notary public or an authorized Plan representative, which consents to the payment of all or a specified part of the Participant's benefit to a named Beneficiary other than the Participant's Spouse. Such election may not be changed without Spousal consent (unless the consent expressly permits designations by the Participant without further consent of the Spouse). A Participant (but not the Participant's Spouse) may, however, revoke a Qualified Spousal Waiver at any time prior to his Benefit Commencement Date by way of a written signed statement to the Plan Administrator and a Qualified Spousal Waiver shall not be effective at any time following delivery of such a revocation to the Plan Administrator provided that such revocation is received by the Plan Administrator prior to the Participant's Benefit Commencement Date. If a Participant revokes a Qualified Spousal Waiver, the Participant's benefits shall be payable under the terms and provisions of this Plan as if no Qualified Spousal Waiver had ever been in existence.

         1.66    Required Aggregation Group. See Section 13.2(c) of this Plan.

         1.67 Required Beginning Date shall mean, with respect to a Participant, the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

         1.68 Rollover Contributions shall mean contributions, if any, made by an Eligible Employee to the Plan which qualify as a "rollover contribution" within the meaning of Code ss.ss.402(c)(5), 403(a)(4) or 408(d)(3), or a direct trustee-to-trustee transfer within the meaning of Code ss. 401(a)(31).

         1.69 Rollover Contributions Account shall mean the Account of a Participant to which are credited the Rollover Contributions made by the Participant in a given Plan Year pursuant to Section 3.2 of this Plan.

         1.70 Self-Employed Individual shall mean an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established; also an individual who would have Earned Income but for the fact that the trade or business has no net profits for the taxable year.

         1.71 Spouse shall mean the legally recognized spouse of a Participant determined as of the Participant's Benefit Commencement Date, or, if earlier, determined as of the Participant's date of death.

         1.72 Surviving Spouse shall mean the surviving Spouse of a deceased Participant. To the extent required by a qualified domestic relations order, an alternate payee under such order shall be treated as the Surviving Spouse of a deceased Participant. See Section 12.6 herein.

         1.73    Top-Heavy Plan.  See Section 13.2(g) of this Plan.

         1.74    Top-Heavy Ratio.  See Section 13.2(a) of this Plan.

         1.75 Trust shall mean the trust accompanying the Plan hereby created.

         1.76 Trust Agreement shall mean the agreement between the Trustee and the Company creating the Trust accompanying the Plan.

         1.77 Trust Fund shall mean the assets of the Trust held by the Trustee pursuant to the provisions of the Trust Agreement and the Plan.

         1.78 Trustee shall mean the entity, person or persons who have entered into the Trust Agreement with the Company to act as trustee(s) of the assets of the Plan.

         1.79 Valuation Date shall mean each day of the Plan Year as of which Plan assets held in the Trust and the Account balances of Participants shall be valued by the Trustee. The Valuation Dates of the Plan shall be the last day of each calendar month.

         1.80 Vesting Computation Period shall mean, for purposes of determining Years of Vesting Service and One-Year Breaks in Service for vesting, the 12 consecutive month period coincident with the Plan Year.

         1.81    Year of Eligibility Service.

                  (a) In General. A Year of Eligibility Service shall mean an Eligibility Computation Period during which the Employee completes 1,000 Hours of Service.

                  (b) Other Controlled Group Service. For purposes of this Section, employment with other members of the Controlled Group shall be considered employment with the Employer. In addition, in the case of a Leased Employee of any employing person or entity described in the preceding sentence, employment with such employer shall be considered employment with the Employer.

                  (c) Service with Predecessor Employer. For purposes of this Section, in any case in which the Employer maintains a plan of a predecessor employer, service for such predecessor shall be treated as service for the Employer in accordance with Code ss.414(a).

                  (d) Special Rules. See Article II for special rules relating to the determination of Years of Eligibility Service. In addition, the instrument by which an Employer adopts the Plan (in cases of adoptions subsequent to April 1, 1995) may contain special provisions with respect to credit for service rendered prior to the Employer's becoming a member of the Controlled Group.

         1.82     Year of Vesting Service.

                  (a) In General. A Year of Vesting Service shall mean a Vesting Computation Period during which an Employee completes 1,000 Hours of Service.

                  (b) Other Controlled Group Service. For purposes of this Section, employment with other members of the Controlled Group shall be considered employment with the Employer. In addition, in the case of a Leased Employee of any employing person or entity described in the preceding sentence, employment with such employer shall be considered employment with the Employer.

                  (c) Service with Predecessor Employer. For purposes of this Section, in any case in which the Employer maintains a plan of a predecessor employer, service for such predecessor shall be treated as service for the Employer in accordance with Code ss. 414(a).

                  (d) Special Rules. See Article V for special rules relating to the determination of Years of Vesting Service. In addition, the instrument by which an Employer adopts the Plan (in cases of adoptions subsequent to April 1, 1995) may contain special provisions with respect to credit for service rendered prior to the Employer's becoming a member of the Controlled Group.

                                   ARTICLE II

                          ELIGIBILITY FOR PARTICIPATION


         2.1 Initial Attainment of Participation Status.

         (a) Subject to the special rules of Sections 2.2 through 2.5 below, all Employees who are Eligible Employees shall become Participants hereunder on the first Entry Date coincident with or next following the date on which the Employee satisfies the eligibility requirements set forth in subsection (b) below, provided such Employee is still in the service of an Employer as an Eligible Employee on such Entry Date.

         (b) Eligibility Requirements. For purposes of this Plan, the eligibility requirements for participation in this Plan shall be as follows:

                  (i) An Employee must complete an Eligibility Computation Period during which the Employee receives credit for 1 Year of Eligibility Service.

                  (ii) In determining the Years of Eligibility Service completed by an Employee for purposes of paragraph (i) above, Years of Eligibility Service shall be determined pursuant to Sections 1.81, 2.2, 2.3, and 2.5 of this Plan.

         (c) Leased Employees and Certain Independent Contractors Excluded. Leased Employees shall not be Eligible Employees and shall not be eligible to participate in this Plan while they remain Leased Employees notwithstanding any provision of this Plan to the contrary. No individual shall be eligible to participate if he is classified by a member of the Controlled Group as an independent contractor performing services for the Controlled Group and as to whom such member or members have determined in good faith that they (i) are not required by law to, and do not pay, Federal Insurance Contributions Act taxes with respect to such individual, or (ii) are required to pay taxes only by reason of Code ss. 3121(d)(3).

         (d) Collective Bargaining Employees Excluded. Employees shall not be Eligible Employees if they are included in a unit of employees covered by a collective bargaining agreement between the representative of such Employees and the Employer if retirement benefits were the subject of good faith bargaining between such representative and the Employer. If, however, the collective bargaining agents of any collective bargaining unit accept the Plan, the employees who are members of such unit shall become Eligible Employees for the period of any such acceptance and until it is revoked, should that occur.

         (e) Nonresident Aliens. Employees who are nonresident aliens and who receive no earned income (within the meaning of Code ss.911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code ss.861(a)(3)) shall not be Eligible Employees and shall not be eligible to participate in this Plan notwithstanding any provision of this Plan to the contrary.

         (f) Distributors and Thrift Store Operators. Notwithstanding any provision of the Plan to the contrary, individuals who are distributors or thrift store operators and who have executed a written agreement with a member of the Controlled Group for the distribution or sale of goods or products (and any employees, agents or independent contractors of such distributors or thrift store operators) shall not be eligible to participate in this Plan.

         2.2      Reemployment of Former Employees.

         (a) Any former Employee who terminated employment with the Controlled Group prior to becoming a Participant hereunder shall, upon being rehired by the Controlled Group as an Eligible Employee, receive credit for purposes of Years of Eligibility Service for all service prior to his or her separation from service, subject to subsections (b) and (c) below.

         (b) One Year Holdout. Any former Employee who terminated employment prior to becoming a Participant hereunder and who has a One-Year Break in Service shall not receive credit for service prior to such break in service unless and until such Employee has completed a Year of Eligibility Service after his return.

         (c) Rule of Parity. Any former Employee (i) who terminated employment prior to becoming a Participant hereunder, (ii) who has one or more One-Year Breaks in Service and (iii) for whom the number of consecutive One-Year Breaks in Service prior to such Employee's reemployment equals or exceeds the greater of 5 or the aggregate number of Years of Eligibility Service before such One-Year Breaks in Service shall not receive credit for service prior to such One-Year Breaks in Service.

         2.3      Reemployment of Former Participants.

         General Rule. Any former Participant who terminated employment with the Controlled Group shall, upon being rehired by the Controlled Group as an Eligible Employee, immediately become a Participant hereunder.

         2.4      Transfers to/from Eligible Class.

         (a) Exclusion After Participation. A Participant who ceases to be an Eligible Employee, but who has not ceased to be an Employee, shall not share in any contributions under Section 3.1 of this Plan until such Participant again becomes an Eligible Employee. However, such Participant shall be entitled to benefits in accordance with the other provisions of this Plan and shall continue to earn Years of Eligibility Service and Years of Vesting Service nonetheless, and amounts previously credited to the Participant's Accounts shall continue to receive allocations of earnings and losses under Article VII of this Plan.

         (b) Participation After Exclusion. An Employee who has not been an Eligible Employee but who becomes an Eligible Employee shall become a Participant hereunder as of the first Entry Date coincident with or next following the date on which the Employee becomes an Eligible Employee.

         2.5 Family and Medical Leave Act. Any period while an Employee is on a leave of absence under the Family and Medical Leave Act of 1993 will be treated as continued service for the purpose of computing Years of Eligibility Service.

                                   ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS


         3.1 Employer Contributions. Each Employer may make contributions to the Plan (all of which are hereby expressly conditioned on their deductibility under Code ss.404) by making payments to the Trustee in one or more of the methods described in subsections (a) through (e) below. Said contributions shall be made in cash, or by payments of property acceptable to the Trustee if such payments (i) are purely voluntary, (ii) do not relieve the Employer of an obligation to make contributions to this Plan, and (iii) do not constitute prohibited exchanges under ERISA ss.406(a)(1)(A)).

                  (a)      Elective Contributions.

                           (i) Amount. For each Election Period, the Employer
                  shall make Elective Contributions to this Plan in an amount equal to the aggregate Elective Contributions elected by Participants pursuant to Elections consistent with the provisions of Section 3.5 of this Plan, subject to the limitation on allocations pursuant to Article IV of this Plan.

                           (ii) Allocation. Elective Contributions elected by a
                  Participant pursuant to Elections consistent with the provisions of Section 3.5 of this Plan shall, subject to the limitations of Sections 3.5, 3.6, 3.8, 3.9, 3.10 and Article IV of this Plan, be allocated to such Participant's Elective Contributions Account. The Participant's salary or wages from the Employer shall be reduced accordingly.

                  (b)      Matching Elective Contributions.

                           (i) Amount. For each Election Period, the Employer
                  shall make Matching Elective Contributions to this Plan in an amount equal to the aggregate of the amounts to be allocated to Participants under paragraph (ii) below.

                           (ii) Allocation. Matching Elective Contributions and
                  any forfeitures under Sections 3.5(f), 3.8(c) and 8.5 to be reallocated for a Plan Year shall be allocated as of the date contributed or for the Plan Year in which forfeited, as appropriate, so that the amount allocated shall equal that percentage, described in the relevant exhibit hereto for the Employer in question, of the Participant's Elective Contributions received during the Election Period (excluding any Qualified Nonelective Contributions or Qualified Matching Contributions treated as Elective Contributions under Section 3.6(b)(iii) of this Plan), subject to the limitations of Sections 3.7, 3.8, 3.9, 3.10 and Article IV of this Plan. A Participant need not remain employed as of the last day of the Plan Year in order to receive a Matching Elective Contribution. The stated percentage referred to in the first sentence of this subsection and any other conditions or provisions with respect to said contributions shall be set forth in Exhibit A of this Plan with respect to each Employer which elects to make Matching Elective Contributions.

                           (iii) Limitations Concerning Matching Elective
                  Contributions. In addition to the other conditions and limitations set forth in this Plan, Matching Elective Contributions which are, for a Plan Year, allocated to the Matching Elective Contributions Account of a Participant who is an Eligible Highly Compensated Employee, and which cause the Plan to fail the Contribution Percentage Test of Section
                  3.7 of this Plan or the special limitation of Section 3.9 of this Plan for such Plan Year shall be corrected pursuant to
                  Section 3.8. Furthermore, in the case of each Participant, no Matching Elective Contributions shall be allocated to a Participant's Matching Elective Contributions Account which would cause the Plan to fail to satisfy the limitations of
                  Article IV of this Plan.

                  (c)      Qualified Matching Contributions.

                           (i) Amount. For each Plan Year, the Employer may make
                  Qualified Matching Contributions to this Plan in an amount which shall be determined solely in the discretion of the Company, and which shall be used to satisfy the Deferral Percentage Test of Section 3.6 of this Plan and/or the Contribution Percentage Test of Section 3.7 of this Plan.

                           (ii) Allocation. Qualified Matching Contributions for
                  a Plan Year shall be allocated as of the date contributed to the Qualified Matching Contributions Account of each Allocation Participant who is not a Highly Compensated Participant in proportion to the ratio which his or her Elective Contributions for such Plan Year bears to the total of all such contributions of all such Allocation Participants for such Plan Year, subject to the limitations of Sections 3.7 and 3.9 and Article IV of this Plan.

                  (d)      Qualified Nonelective Contributions.

                           (i) Amount. For each Plan Year, the Employer may make
                  Qualified Nonelective Contributions to this Plan in an amount which shall be determined solely in the discretion of the Company, and which shall be used to satisfy the Deferral Percentage Test of Section 3.6 of this Plan, the Special Limitation of Section 3.9 of this Plan and/or the Contribution Percentage Test of Section 3.7 of this Plan.

                           (ii) Allocation. Qualified Nonelective Contributions
                  for a Plan Year shall be allocated as of the last day of such Plan Year to the Qualified Nonelective Contributions Account of each Allocation Participant who is not a Highly Compensated Participant in proportion to the ratio which his or her Compensation during the Plan Year bears to the total Compensation during such period of all such Participants subject to the limitations of Article IV of this Plan.

                  (e)      Company Basic Contributions.

                           (i) Amount. Each Employer may, in lieu of or in
                  addition to the contributions described in subsections (a) through (d) above, elect to make contributions on another legally permissible basis to the Plan for the benefit of those Participants who are employed by said Employer. In said event, the Employer shall execute a description of the special contribution formula which shall be included in its adopting resolution referred to in Section 11.6, attached hereto, and shall be reflected on Exhibit A to this Plan.

                           (ii) Allocation. In the event that an Employer shall
                  elect to make contributions pursuant to subparagraph (i) of this subsection (e), said contributions shall be allocated to Participants' accounts as described in each case in Exhibit A, which may contain any other special provisions or definitions relevant thereto.

         In no event shall the aggregate contributions made by the Employer under this Section exceed the amount deductible under Code ss.404. All allocations to be made under this Section shall be subject to the provisions of Section 13.1(a) of this Plan, if applicable.

         3.2      Employee Contributions.

                  Rollover Contributions. Each Eligible Employee may, without regard to whether such Eligible Employee is a Participant under this Plan and subject to the consent of the Plan Administrator based on satisfying the requirements of this subsection, make one or more Rollover Contributions which shall be allocated to the Eligible Employee's Rollover Contribution Account if the Rollover Contribution is:

                  (a) all or any portion of a distribution which is an "eligible rollover distribution" within the meaning of Code ss.402(c)(4);

                  (b) a distribution which is a "rollover contribution" within the meaning of Code ss.408(d)(3)(A)(ii) (or a "partial rollover" within the meaning of Code ss.408(d)(3)(D) and meeting the requirements therein);

                  (c) all or any portion of a distribution which is a "rollover amount" within the meaning of Code ss.403(a)(4); or

                  (d) in cash only, except that those Participants who direct a rollover from the Flowers Industries, Inc. Employee Stock Ownership Plan may rollover Company stock received from that plan.

         The Plan Administrator shall have the right to reject any Rollover Contribution which it determines in its sole judgment does not qualify under the above-referenced provisions. Any Rollover Contributions accepted by the Plan Administrator shall be promptly remitted to the Trustee to be held in a Rollover Contribution Account for the Eligible Employee's sole benefit, and shall be nonforfeitable at all times, but otherwise subject to all of the terms and provisions of this Plan, including but not limited to, restrictions upon availability.

         3.3 Time of Payment of Contributions. Employer contributions made under Section 3.1 of this Plan shall be made for each Plan Year within the time prescribed by law (including extensions thereof) for filing the Employer's federal income tax return for the Employer's taxable year ending with or within the Plan Year and shall actually be paid to the Trustee no later than the 12-month period immediately following the Plan Year to which such contributions relate. Elective Contributions and Rollover Contributions under Section 3.2 of this Plan shall be remitted to the Trustee as of the earliest date on which such amounts can reasonably be segregated from the Employer's general assets, but in any event not later than the 15th business day after the end of the calendar month in which such Contributions are withheld or would otherwise have been paid to the Participant.

         3.4 Return of Contributions. All contributions made to the Trustee shall be irrevocable except as follows:

                  (a) Mistake of Fact. If an Employer contribution is made by an Employer under a mistake of fact, the amount of such contribution described in subsection (d) below shall be returned to the Employer within one year after the payment of said contribution.

                  (b) Deductibility Condition. All contributions of the Employer made to this Plan are hereby expressly conditioned on their deductibility under Code ss.404; if an Employer contribution is disallowed as a deduction under Code ss.404, the amount of the contribution described in subsection (d) below shall be returned to the Employer within one year after the disallowance of the deduction.

                  (c) Initial Qualification. All contributions made to this Plan prior to the receipt of an initial determination from the Internal Revenue Service that the Plan is qualified under Code ss.401(a) are hereby expressly conditioned on the initial qualification of the Plan under Code ss.401, and if a timely application for a determination has been made to the Internal Revenue Service by the Employer, but is denied, then said contribution shall be returned to the Employer within one year after the date of said denial of qualification of the Plan.

                  (d) Amount Returned. For purposes of subsections (a) and (b) above, the amount which may be returned to the Employer is the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to such amount will not be returned to the Employer, but losses attributable thereto will reduce the amount so returned. Furthermore, if the return of an amount attributable to a mistaken contribution would cause the accrued benefit of any Participant to be reduced to less than it would have been had the mistaken amount not been contributed, then the amount to be returned to the Employer will be limited so as to avoid such reduction.

         3.5      Provisions Regarding Elective Contributions.

                  (a) Elective Contribution Elections. Each Eligible Employee may make an Election by which the Eligible Employee shall state the percentage (in whole percentages) of his Compensation which shall constitute his Elective Contribution applicable to each paycheck received within said Election Period. Said amount shall be contributed to his Elective Contribution Account by the Employer rather than paid to the Eligible Employee as taxable cash compensation. The maximum Elective Contribution that may be elected by an Eligible Employee for any Election Period shall not exceed 15% of the Eligible Employee's Compensation received during such Election Period and the minimum percentage shall be one percent (1%) of said Compensation. Any Participant who was a Highly Compensated Employee on the last day of the prior Plan Year and is a Highly Compensated Employee during the current Plan Year shall not be permitted to make Elective Contributions for a given Plan Year in excess of an amount determined by the Plan Administrator and communicated to said Employees. If an Eligible Employee has an Elective Contribution election in effect for an Election Period, such election automatically shall apply for the next succeeding Election Periods unless the Eligible Employee modifies or revokes the election in accordance with this Section. The Employer shall contribute to the Elective Contribution Account of each Eligible Employee the amount specified in an Eligible Employee's Elective Contribution election for so long as such election is in effect.

                  (b) Effective Time of Initial Elections or Modification of Elective Contribution Elections. An Eligible Employee may make an Election which changes the percentage of the Eligible Employee's Compensation to be deferred as an Elective Contribution. Any such modification will become effective as soon as reasonably practicable after said Election is made.

                  (c) Revocation of Elective Contribution Election. An election to revoke Elective Contributions may be made at any time, and shall be effective as soon as practicable after receipt of said election by the Plan Administrator. An Eligible Employee who revokes his Elective Contribution election may file a new Elective Contribution election to be effective prior to the first Election Period beginning after the date the Eligible Employee revoked his Elective Contribution election.

                  (d) Procedure for Making Elections. The Plan Administrator shall have complete discretion to adopt and revise procedures to be followed in making Elective Contribution elections. Such procedures may include, but are not limited to, the format of the Election Forms, if any, the ability of Participants to make elections orally or telephonically, the deadline for making Elective Contribution elections and for requesting a modification or revocation of an Elective Contribution election, and the procedures for approval of Elective Contribution elections; provided, however, that no election may be made to defer as an Elective Contribution any amount of Compensation that has already been paid to a Eligible Employee. Any procedures adopted by the Plan Administrator which have been set forth in writing and communicated to Eligible Employees that are inconsistent with the deadlines specified in this Section shall supersede such provisions of this Section without the necessity of a Plan amendment, and shall be applied in a uniform and nondiscriminatory manner.

                  (e) Elective Contribution Limitations. Notwithstanding any provision of this Plan to the contrary, an Eligible Employee shall not be allowed to elect to make, and may not make, Elective Contributions which, in the aggregate during a calendar year, exceed the maximum amount specified in Code ss.402(g)(1), as adjusted pursuant to Code ss.ss.402(g)(4) and (5), applicable to such calendar year.

                  (f) Return of Elective Deferrals; Correcting Distributions. To the extent that an Eligible Employee elects during a calendar year to make Elective Deferrals under a combination of this Plan and some other plan, arrangement or annuity in excess of the maximum amount specified in Code ss.402(g)(1), as adjusted pursuant to Code ss.402(g)(4) and
         (5), applicable to such calendar year, the Plan Administrator, sua sponte or upon written request of the Eligible Employee received by March 1 of the following calendar year, shall direct the Trustee to distribute, on or after January 1 of such following calendar year, but in no event later than April 15 of such following calendar year, to such Eligible Employee the portion of such Eligible Employee's Elective Contributions made during the calendar year which the Plan Administrator determines should be considered an Excess Deferral or which the Eligible Employee has designated as an Excess Deferral in such written request. Simultaneously therewith, the Matching Elective Contributions attributable to such portion of the Eligible Employee's Elective Contributions made during the calendar year shall be forfeited and held in a suspense account to be used to reduce the amount of future Matching Elective Contributions.

                  (g) Coordination with other Provisions. Any Elective Contributions designated as an Excess Deferral under subsection (f) above which are returned to the Participant pursuant to subsection (f) shall nonetheless be included as Elective Contributions for purposes of the Deferral Percentage Test specified in Section 3.6 of this Plan unless such Participant is not a Highly Compensated Participant, and may be distributed without regard to any notice or consent otherwise required by the terms of this Plan. The portion of a Participant's Elective Contributions made during a calendar year which has been designated as an Excess Deferral and which is to be distributed under subsection (f) above shall be reduced by any excess contributions (as determined under Section 3.8(c) of this Plan) previously distributed under Section 3.8(a) of this Plan with respect to such Participant for the Plan Year beginning with or within such calendar year.

                  (h) Other Limitations Concerning Elective Contributions. In addition to the other conditions and limitations set forth in this Plan, Elective Contributions which may, for a Plan Year, be allocated to a Participant's Account shall not be permitted, in the case of each Highly Compensated Participant, if they would cause the Plan to fail the Deferral Percentage Test specified in Section 3.6 of this Plan for such Plan Year, and, in the case of each Participant, if they would cause the Plan to fail to satisfy the limitations of Article IV of this Plan for such Plan Year.

         3.6      Limitation of Elective Deferrals.

                  (a) Deferral Percentage Test. The Deferral Percentage Test shall be satisfied for any Plan Year if the Average Actual Deferral Percentage for the Eligible Highly Compensated Employees for such Plan Year does not exceed the greater of (i) or (ii) as follows:

                           (i) The Average Actual Deferral Percentage for the
                  prior Plan Year for the Eligible Employees who are not Highly Compensated Employees times 1.25; or

                           (ii)     The lesser of:

                                    (A) The Average Actual Deferral Percentage
                           for the prior Plan Year for the Eligible Employees who are not Highly Compensated Employees times 2; or

                                    (B) The Average Actual Deferral Percentage
                           for the prior Plan Year for the Eligible Employees who are not Highly Compensated Employees plus two percentage points.

                  (b)      Definitions.

                           (i) Average Actual Deferral Percentage. For purposes
                  of this Section, the term "Average Actual Deferral Percentage" of a group of Eligible Employees shall, for a Plan Year, mean the numeric average of the Actual Deferral Percentages calculated separately for each Eligible Employee in the group.

                           (ii) Actual Deferral Percentage. The Actual Deferral
                  Percentage of an Eligible Employee shall be obtained by dividing the amount of ADP Contributions credited to the Account of such Eligible Employee during such Plan Year by the Eligible Employee's Compensation for the Plan Year, calculated to the nearest one-hundredth of one percent. The Actual Deferral Percentage of an Eligible Employee who has no ADP Contributions credited to his Account during a Plan Year shall be zero for such Plan Year.

                           (iii) ADP Contributions. "ADP Contributions" shall
                  mean the sum of Elective Contributions and, to the extent that the Plan Administrator elects (uniformly with respect to all Eligible Employees) to treat the following contributions as Elective Contributions under Treas. Reg. ss.1.401(k)-1(b)(3) and this paragraph (iii), Qualified Nonelective Contributions and Qualified Matching Contributions. Any Qualified Nonelective Contributions or Qualified Matching Contributions which the Plan Administrator elects to treat as Elective Contributions under the preceding sentence must not discriminate in favor of Highly Compensated Employees within the meaning of Code ss.401(a)(4).

                           (iv)     Compensation.

                                    (A) General Definition. Subject to
                           subparagraphs (B) through (D) below, for purposes of this Section 3.6 Compensation for a Plan Year with respect to an Employee shall mean the Employee's "wages" as defined in Code ss. 3401(a) for purposes of income tax withholding at the source paid by an Employer but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code ss. 3401(a)(2)) and all other payments of compensation (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code ss.ss. 6041(d), 6051(a)(3) and 6052 which are paid by the Employer to such Employee for such Plan Year.

                                    (B) Safe Harbor Exclusions. Notwithstanding
                           the provisions of subparagraph (A) above, none of the following items shall be included in the definition of Compensation, whether or not includable in taxable gross income:

                                    (1)      reimbursements or other expense
                                             allowances;

                                    (2)      fringe benefits (cash and noncash);

                                    (3)      moving expenses;

                                    (4)      deferred compensation;

                                    (5)      welfare benefits;

                           and, additionally, solely with respect to Highly
                  Compensated Employees:

                                    (6) amounts received from the exercise of
                           any nonqualified stock options issued by an Employer;

                                    (7) amounts received from the sale or
                           exchange of stock transferred pursuant to the exercise of an incentive stock option; and

                                    (8) amounts required to be reported as
                           income pursuant to Code ss. 7872.

                                    (C) Salary Reduction Arrangements.
                           Notwithstanding the preceding subparagraphs of this paragraph (iv), Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Code ss.ss. 125, 402(e)(3), 402(h) or 403(b).

                                    (D) Limitation. Notwithstanding any
                           provision of this paragraph (iv) to the contrary Compensation of an Eligible Employee shall not include the Compensation of such Employee during a period that the Employee is not an Eligible Employee with respect to the Plan and shall be limited in the manner provided in Section 1.15(e).

                  (c) Plan Aggregation Rules. In the case of an Eligible Highly Compensated Employee who is eligible to participate in more than one cash or deferred arrangement of the Controlled Group, the Actual Deferral Percentage for such Employee shall be calculated by treating all the cash or deferred arrangements in which the Eligible Highly Compensated Employee is eligible to participate (including this Plan) as one arrangement; provided, however, that plans that are not permitted to be aggregated under Treas. Reg. ss.1.401(k)-1(b)(3)(ii)(B) shall not be aggregated for this purpose. Furthermore, if any plan of the Controlled Group which is subject to Code ss.401(k) is aggregated with this Plan for purposes of Code ss.ss.401(a)(4) and 410(b), then all elective contributions (as defined in Treas. Reg. ss.1.401(k)-1(g)(3)) under such plan and this Plan shall be aggregated in applying the limitations of this Section.

                  (d) Failure to Satisfy Test. If this Plan does not or may not satisfy the Deferral Percentage Test of subsection (a) above for a Plan Year, the Plan Administrator shall take such action permitted under Sections 3.8 and 3.10 of this Plan as the Plan Administrator, in its sole discretion, shall determine necessary in order to ensure that the Plan satisfies such test for the Plan Year.

                  (e) Recordkeeping. The Plan Administrator shall, on behalf of the Employer, maintain such records as are necessary to demonstrate compliance with the Deferral Percentage Test of subsection (a) above for each Plan Year, including the extent to which any Qualified Nonelective Contributions and Qualified Matching Contributions are treated as Elective Contributions under paragraph (iii) of subsection
         (b) above.

         3.7      Limitation of Employee and Employer Matching Contributions.

                  (a) Contribution Percentage Test. The Contribution Percentage Test shall be satisfied for any Plan Year if the Average Contribution Percentage for the Eligible Highly Compensated Employees for such Plan Year does not exceed the greater of (i) or (ii) as follows:

                           (i) The Average Contribution Percentage for the prior
                  Plan Year for the Eligible Employees who are not Highly Compensated Employees times 1.25 for the prior Plan Year; or

                           (ii)     The lesser of:

                                    (A) The Average Contribution Percentage for
                           the prior Plan Year for the Eligible Employees who are not Eligible Highly Compensated Employees times 2; or

                                    (B) The Average Contribution Percentage for
                           the prior Plan Year for the Eligible Employees who are not Eligible Highly Compensated Employees plus two percentage points.

                  (b)      Definitions.

                           (i) Average Contribution Percentage. For purposes of
                  this Section, the term "Average Contribution Percentage" of a group of Employees shall, for a Plan Year, mean the numeric average of the Contribution Percentages calculated separately for each Employee in the group.

                           (ii) Contribution Percentage. The Contribution
                  Percentage of an Eligible Employee shall be obtained by dividing the amount of ACP Contributions credited to the Account of such Employee during such Plan Year by the Eligible Employee's Compensation for the Plan Year, calculated to the nearest one-hundredth of one percent. The Contribution Percentage of an Eligible Employee who has no ACP Contributions credited to his Account during a Plan Year shall be zero for such Plan Year.

                           (iii) ACP Contributions. "ACP Contributions" shall
                  mean the sum of Qualified Matching Contributions to the extent that such contributions are not treated as Elective Contributions under Treas. Reg. ss.1.401(k)-1(b)(5) and
                  Section 3.6(b)(iii) of this Plan, Matching Elective Contributions and, to the extent that the Plan Administrator elects (uniformly with respect to all Eligible Employees) to treat the following contributions as "matching contributions" under Treas. Reg. ss.1.401(m)-1(b)(5) and this paragraph (iii) and such contributions are not treated as Elective Contributions under Treas. Reg. ss.1.401(k)-1(b)(5) and
                  Section 3.6(b)(iii) of this Plan, Qualified Nonelective Contributions, and any forfeitures which are reallocated under Sections 3.5(f) or 3.8(c) as Matching Elective Contributions. Any Qualified Nonelective Contributions which the Plan Administrator elects to treat as "matching contributions" or any Qualified Matching Contributions treated as ACP Contributions under the preceding sentence must not discriminate in favor of Highly Compensated Employees within the meaning of Code ss.401(a)(4) and must satisfy the provisions of Treas. Reg. ss.1.401(m)-1(b).

                           (iv) Compensation. For purposes of this Section,
                  Compensation shall mean Compensation as defined in Section 3.6(b)(iv) of this Plan.

                  (c) Plan Aggregation. In the case of an Eligible Highly Compensated Employee who is eligible to participate in two or more plans of the Controlled Group to which employee contributions (within the meaning of Treas. Reg. ss.1.401(m)-1(f)(7)) or matching contributions (within the meaning of Treas. Reg. ss.1.401(m)-1(f)(12)), or both are made, all such contributions on behalf of such Eligible Highly Compensated Employee must be aggregated for purposes of determining such Employee's Contribution Percentage; provided, however, that plans which are not permitted to be aggregated under Treas. Reg. ss.1.401(m)-1(b)(3)(ii) shall not be aggregated for this purpose. Furthermore, if any plan of the Controlled Group which is subject to Code ss.401(m) is aggregated with this Plan for purposes of Code ss.ss.410(b) and 401(a)(4), then all employee contributions (as defined in the preceding sentence) and all matching contributions (as defined in the preceding sentence) under such plan and this Plan shall be aggregated in applying the limitations of this Section.


                  (d) Failure to Satisfy Test. If this Plan does not or may not satisfy the Contribution Percentage Test of subsection (a) above for a Plan Year, the Plan Administrator shall take such action permitted under Sections 3.8 and 3.10 of this Plan as the Plan Administrator, in its sole discretion, shall determine necessary in order to ensure that the Plan satisfies such test for the Plan Year.

                  (e) Recordkeeping. The Plan Administrator shall, on behalf of the Employer, maintain such records as are necessary to demonstrate compliance with the Contribution Percentage Test of subsection (a) above for each Plan Year, including the extent to which any Qualified Nonelective Contributions and Qualified Matching Contributions are treated as ACP Contributions under paragraph (iii) of subsection (b) above.

         3.8 Corrections Required by Discrimination Tests. If the Deferral Percentage Test of Section 3.6 of this Plan, the Contribution Percentage Test of
Section 3.7 of this Plan and/or the special limitation of Section 3.9 of this Plan are applicable to this Plan and are not satisfied for a Plan Year, the Plan Administrator, in its discretion, may use any combination of the methods in subsections (a) and (b) below to satisfy any one or more of these tests or limitations, except as otherwise provided below:

                  (a)      Distribution.

                           (i) Correcting Distributions. To the extent necessary
                  to satisfy the Applicable Test for any Plan Year in which such test is not satisfied, the Plan Administrator shall direct the Trustee to distribute to Highly Compensated Participants a portion (determined in the manner set forth in subsections (c) and/or (d) below) of their Applicable Contributions, together with income allocable to such portions, after the close of such Plan Year, but in no event later than the close of the following Plan Year.

                           (ii)     Allocable Income or Loss.

                                    (A) General Rules. For purposes of paragraph
                           (i) above, the income or loss allocable to the portion of a Participant's Applicable Contributions made during a Plan Year shall, at any relevant time, be determined by the following formula:

                                    income or loss =     E  x  I
                                                         -------
                                                            D

                           For purposes of applying the formula, E is the portion of such Participant's Applicable Contributions made during the Plan Year; D is the balance in the Participant's Account consisting of Applicable Contributions as of the beginning of the Plan Year increased by the Participant's Applicable Contributions for the Plan Year and I is the income for the Plan Year allocable to the Participant's total Applicable Contributions for the Plan Year. A distribution occurring on or before the fifteenth day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such fifteenth day will be treated as having been made on the first day of the next subsequent month.

                  (b) Contribution. To the extent necessary to satisfy the Applicable Test for any Plan Year in which such test is not satisfied, the Plan Administrator shall direct the Trustee to contribute to nonhighly compensated Participants, to the extent necessary, Qualified Nonelective Contributions, Qualified Matching Contributions, or both. A contribution under this paragraph must occur on or before 12 months after the close of the Plan Year to which the contribution relates.

                  (c) Determination of Excess Contributions. For purposes of paragraphs (a) and (b) above, the relevant portion of a Highly Compensated Participant's ADP Contributions for a Plan Year shall be equal to such Participant's excess contributions for such Plan Year. The excess contributions, and the portion of the excess contributions to be distributed, shall be calculated in the following manner:

                           (i) The excess contributions with respect to a Highly
                  Compensated Participant for a Plan Year are determined by reducing the Elective Contributions of the Highly Compensated Participant with the highest Actual Deferral Percentage by the amount required to cause the Participant's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Participant with the next highest such percentage. If a lesser reduction would enable the arrangement to satisfy the Deferral Percentage Test, only this lesser reduction will be made. This process must be repeated until the Deferral Percentage Test would be satisfied.

                           (ii) The total of the reductions in the amounts of
                  Elective Contributions, determined in accordance with (i) above, shall be determined.

                           (iii) After the total in (ii) above has been
                  determined, the Elective Contributions of the Highly Compensated Participant with the highest dollar amount of Elective Contributions shall be reduced by the amount required to cause that Highly Compensated Participant's Elective Contributions to equal the dollar amount of the Elective Contributions of the Highly Compensated Participant with the next highest dollar amount of Elective Contributions. This amount is then distributed to the Highly Compensated Participant with the highest dollar amount of Elective Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this step would equal the total excess contributions determined under
                  (ii) above, the lesser reduction amount is distributed to the appropriate Participant.

                           (iv) If the total amount distributed under (iii)
                  above is less than the total excess contributions determined under (ii) above, then the procedure described in (iii) is repeated until the full amount of the excess contributions, determined under (ii) above, has been distributed to Participants.

                  (d) Determination of Excess Aggregate Contributions. For purposes of paragraph (a) above, the relevant portion of a Highly Compensated Participant's ACP Contributions for a Plan Year shall be equal to such Participant's excess aggregate contributions for such Plan Year. The excess aggregate contributions, and the portion of such excess aggregate contributions to be distributed, shall be calculated in the following manner:

                           (i) The excess aggregate contributions with respect
                  to a Highly Compensated Participant for a Plan Year are determined by reducing the ACP Contributions of the Highly Compensated Participant with the highest Contribution Percentage by the amount required to cause the Participant's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Participant with the next highest such percentage. If a lesser reduction would enable the arrangement to satisfy the Contribution Percentage Test, only this lesser reduction will be made. This process must be repeated until the Contribution Percentage Test would be satisfied.

                           (ii) The total of the reductions in the amounts of
                  ACP Contributions, determined in accordance with (i) above, shall be determined.

                           (iii) After the total in (ii) above has been
                  determined, the ACP Contributions of the Highly Compensated Participant with the highest dollar amount of ACP Contributions shall be reduced by the amount required to cause that Highly Compensated Participant's ACP Contributions to equal the dollar amount of the ACP Contributions of the Highly Compensated Participant with the next highest dollar amount of ACP Contributions. This amount is then distributed to the Highly Compensated Participant with the highest dollar amount of ACP Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this step, would equal the total excess aggregate contributions determined under (ii) above, the lesser reduction amount is distributed to the appropriate Participant.

                           (iv) If the total amount distributed under (iii)
                  above is less than the total excess aggregate contributions determined under (ii) above, then the procedure described in
                  (iii) is repeated until the full amount of the excess aggregate contributions, determined under (ii) above, has been distributed to Participants.

                           (v) With respect to paragraphs (i) through (iii)
                  above, any ACP Contributions which are determined to be excess aggregate contributions and which are to be reduced shall be distributed pursuant to subsection (a).

                  (e) Coordination With Other Provisions. Excess contributions to be distributed under subsection (a) with respect to a Participant for a Plan Year shall be reduced by any correcting distributions under
         Section 3.5(f) of this Plan previously made to such Participant for the calendar year ending with or within such Plan Year. Distributions under subsections (a) above may be made without regard to any notice or consent otherwise required by the terms of this Plan.

                  (f) Failure to Correct. If, for any reason, any excess contributions and/or excess aggregate contributions for a Plan Year are not distributed within two and one-half (2 1/2) months after the close of such Plan Year or corrected by a contribution under Section 3.8(b) of the Plan, then the Employer shall be liable for the Federal excise tax imposed under Code ss.4979 in the amount of 10% of such excess contributions and/or excess aggregate contributions.

                  (g) Definitions. For purposes of subsections (a) and (b):

                                    (A) Applicable Test shall mean the Deferral
                           Percentage Test of Section 3.6 of this Plan or the Contribution Percentage Test of Section 3.7 of this Plan, whichever is applicable.

                                    (B) Applicable Contributions shall mean:

                                            (1) if the Applicable Test is the
                                    Deferral Percentage Test, "ADP
                                    Contributions" as defined in Section
                                    3.6(b)(iii) of this Plan, or

                                            (2) if the Applicable Test is the
                                    Contribution Percentage Test, "ACP
                                    Contributions" as defined in Section
                                    3.7(b)(iii) of this Plan.

         3.9 Multiple Use of Alternative Limitation. The provisions of this Section shall only apply if one or more Highly Compensated Employees of the Employer are Eligible Employees with respect to both a cash or deferred arrangement (including this Plan) subject to Code ss.401(k) and a plan of the Employer (including this Plan) subject to Code ss.401(m). Furthermore, for this Section to apply, the Average Actual Deferral Percentage for the Eligible Highly Compensated Employees during the Plan Year must be greater than 125% of the Average Actual Deferral Percentage for the prior Plan Year for the Eligible Employees who are not Highly Compensated Employees, and the Average Contribution Percentage for the Eligible Highly Compensated Employees during the Plan Year must be greater than 125% of the Average Contribution Percentage for the prior Plan Year for the Eligible Employees who are not Highly Compensated Employees.

                  (a) Special Limitation. In addition to the other conditions and limitations herein, for any Plan Year, the sum of the Average Actual Deferral Percentage for the Eligible Highly Compensated Employees and the Average Contribution Percentage for the Eligible Highly Compensated Employees shall not exceed the greater of:

                           (i) the sum of (A) 1.25 multiplied by the greater of
                  the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage, and (B) 2% plus the lesser of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage; provided, however, this sum shall not exceed twice the lesser of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage; or

                           (ii) the sum of (A) 1.25 multiplied by the lesser of
                  the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage, and (B) 2% plus the greater of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage; provided, however, this sum shall not exceed twice the greater of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage.

         For purposes of this subsection (a), the term "relevant Average Actual Deferral Percentage" means the Average Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees under the cash or deferred arrangement subject to Code ss.401(k) for the prior plan year, and the term "relevant Average Contribution Percentage" means the Average Contribution Percentage for the Eligible Employees who are not Highly Compensated Employees under the Plan subject to Code ss.401(m) for the prior plan year.

                  (b) Coordination with Other Provisions. For purposes of this Section, the Actual Deferral Percentage and the Contribution Percentage of the Eligible Highly Compensated Employees shall be determined after use of any Qualified Nonelective Contributions and Qualified Matching Contributions to meet the Deferral Percentage Test pursuant to Section 3.6(b)(iii) of this Plan and after use of Qualified Nonelective Contributions to meet the Contribution Percentage Test pursuant to
         Section 3.7(b)(iii) of this Plan. Furthermore, the Actual Deferral Percentage and the Contribution Percentage of the Eligible Highly Compensated Employees shall be determined after any corrective distribution of excess deferrals pursuant to Section 3.5(f) of this Plan, or any corrective distribution of excess contributions and excess aggregate contributions pursuant to Section 3.8(a) of this Plan.

                  (c) Plan Aggregation. If the Controlled Group maintains two or more cash or deferred arrangements subject to Code ss.401(k) which are not aggregated for purposes of Section 3.6(d) of this Plan or if the Controlled Group maintains two or more plans subject to Code ss.401(m) which are not aggregated for purposes of Section 3.7(d) of this Plan, the provisions of subsection (a) above shall apply separately with respect to each such plan and cash or deferred arrangement. Furthermore, if any plan of the Controlled Group which is subject to Code ss.ss.401(k) and/or (m) is aggregated with this Plan for purposes of Code ss.ss.410(b) and 401(a)(4), then all elective contributions (as defined in Treas. Reg. ss.1.401(k)-1(g)(3)), employee contributions (as defined in Treas. Reg. ss.1.401(m)-1(f)(6)) and all matching contributions (as defined in Treas. Reg. ss.1.401(m)-1(f)(12)) under such plan and this Plan shall be aggregated in applying the limitations of this Section.

                  (d) Correcting Distributions. To the extent necessary to satisfy the special limitation of subsection (a) above for any Plan Year in which the special limitation is not satisfied, the Plan Administrator shall first reduce the Contribution Percentage of the Eligible Highly Compensated Employees by correcting distributions in accordance with Section 3.8 of this Plan, and then shall reduce the Actual Deferral Percentages of the Eligible Highly Compensated Employees by correcting distributions in accordance with Section 3.8 of this Plan.

         3.10 Discretionary Cutbacks to Satisfy Discrimination Tests. In addition to those powers granted the Plan Administrator elsewhere herein, the Plan Administrator shall have the power to reduce the Elective Contribution election of any Highly Compensated Participant at any time during a Plan Year if the Plan Administrator, in his sole discretion and based on current contribution data available, determines that the Deferral Percentage Test of Section 3.6 of this Plan, the Contribution Percentage Test of Section 3.7 of this Plan, and/or the special limitation of Section 3.9 of this Plan for such Plan Year may not be satisfied. Any such reductions shall be made to the extent necessary in the opinion of the Plan Administrator to satisfy the Deferral Percentage Test, the Contribution Percentage Test, and/or the special limitation, whichever is applicable, and shall be made by reducing the Elective Contribution election of Highly Compensated Participants.

         3.11 401(k)/401(m) Testing Provision. In applying the limitations set forth in Sections 3.5(f), 3.6 and 3.7, the Plan Administrator may, at his option, utilize such testing procedures as may be permitted under Code ss.ss. 401(a)(4), 401(k), 401(m) or 410(b), including, without limitation, (a) aggregation of the Plan with one or more other qualified plans of the Controlled Group, (b) inclusion of qualified matching contributions, qualified nonelective contributions or elective deferrals described in, and meeting the requirements of, Treasury Regulations under Code ss.ss. 401(k) and 401(m) to any other qualified plan of the Controlled Group in applying the limitations set forth in Sections 3.5(f), 3.6 and 3.7, (c) effective January 1, 1999, exclusion of all Eligible Employees (other than Eligible Highly Compensated Employees) who have not met the minimum age and service requirements of Code ss. 410(a)(1)(A) in applying the limitations set forth in Sections 3.6 and 3.7, or (d) any permissible combination thereof.

                                   ARTICLE IV

                            LIMITATION ON ALLOCATIONS


         4.1      General Rules.

                  (a) Limitation. The Annual Additions which may be credited to a Participant's Accounts under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's accounts under any other defined contribution plans (as defined in Code ss.414(i)), individual medical accounts (as defined in Code ss.415(l)(2)) and welfare benefit funds (as defined in Code ss.419(e)) maintained by the Employer for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans, individual medical accounts and welfare benefit funds maintained by the Employer, if any, are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated under this Plan to the Participant's Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated to this Plan will be reduced so that the Annual Additions under all such plans, accounts and funds for the Limitation Year (including this Plan) will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans, individual medical accounts and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Accounts under this Plan for the Limitation Year.

                  (b) Use of Estimated Compensation. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

                  (c) Allocation of Excess Amounts Among Plans, Funds and Accounts. If, pursuant to subsection (b) above or as a result of the allocation of forfeitures, a reasonable error in determining the amount of Elective Deferrals a Participant may make, or such other facts and circumstances as may be allowed by the Internal Revenue Service, a Participant's Annual Additions under this Plan and such other plans, accounts and funds (if any) would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that the Annual Additions attributable to a welfare benefit fund or an individual medical account will be deemed to have been allocated first regardless of the actual allocation date. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another qualified defined contribution plan, the Excess Amount attributed to this Plan will be the product of:

                           (i) the total Excess Amount allocated as of such
                  date, multiplied by

                           (ii) the ratio of (A) the Annual Additions allocated
                  to the Participant for the Limitation Year as of such date under this Plan to (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other qualified defined contribution plans.

                  (d) Disposition of Excess Amounts. Any Excess Amount attributed to this Plan will be disposed of as follows:

                           (i) If the Participant is covered by the Plan at the
                  end of the Limitation Year, any Elective Contributions (and earnings thereon), to the extent they would reduce the Excess Amount, will be returned to the Participant;

                           (ii) If, after application of paragraph (i) above, an
                  Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Matching Elective Contributions, to the extent they would reduce the Excess Amount, will be used to reduce contributions made pursuant to Section 3.1 of this Plan which would be allocated to such Participant (including any allocation of forfeitures) in the next Limitation Year, and each succeeding Limitation Year if necessary;

                           (iii) If, after the application of the preceding
                  paragraphs, an Excess Amount still exists and the Participant is not covered by the Plan at the end of the Limitation Year, the Matching Elective Contributions, to the extent they would reduce the Excess Amount, will be held unallocated in a suspense account. The suspense account will be applied to reduce future contributions made pursuant to Section 3.1 of this Plan which would be allocated to remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                           (iv) If a suspense account is in existence at any
                  time during a Limitation Year pursuant to this subsection (d), it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any contributions made pursuant to Section 3.1 of this Plan may be made to the Plan for that Limitation Year. Except as provided in paragraph
                  (i) above, Excess Amounts may not be distributed from the Plan to Participants or former Participants.

                  (e) Other Defined Benefit Plans. If the Employer maintains, or at any time maintained, one or more defined benefit plans covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year beginning on or before January 1, 1999. The foregoing limitation will be met by reducing pro rata the Projected Annual Benefit under one or more of such qualified defined benefit plans.

         4.2 Applicable Definitions. For purposes of this Article, the following terms shall have the following meanings:

                  (a) Annual Additions shall mean the sum of the following amounts allocated to a Participant's accounts for any Limitation Year:

                           (i)      contributions made by the Employer;

                           (ii)     contributions made by the Participant;

                           (iii)    forfeitures;

                           (iv) amounts allocated to an individual medical
                  account, as defined in Code ss.415(l)(2), which is part of a pension or annuity plan maintained by the Employer; and

                           (v) amounts derived from contributions paid or
                  accrued which are attributable to post-retirement medical benefits allocated to a separate account of a "key employee," as defined in Code ss.419A(d)(3), under a welfare benefit fund, as defined in Code ss.419(e), maintained by the Employer.

         For this purpose, any Excess Amount applied under subsection (d) of
         Section 4.1 above in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year; however, any nonvested amount restored to a Participant's Accounts following his reemployment shall not be deemed an Annual Addition, and any corrective allocation pursuant to Section 12.11 will be considered an Annual Addition for the Limitation Year to which it relates. Contributions do not fail to be Annual Additions merely because such contributions are excess deferrals (as defined in Code ss.402(g)(2)(A)), excess contributions (as defined in Code ss.401(k)(8)(B)) or excess aggregate contributions (as defined in Code ss.401(m)(6)(B)), or merely because such excess deferrals and excess contributions are corrected through distribution or recharacterization, except that excess deferrals which are timely corrected by distribution shall not be treated as Annual Additions. Excess aggregate contributions attributable to amounts other than employee contributions, including forfeited matching contributions, shall be counted as Annual Additions even if distributed. For purposes of this subsection (a), the provisions of Treas. Reg. ss.1.415-6(b) shall govern.

                  (b) Compensation (for purposes of this Article) shall mean a Participant's Earned Income, wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. ss.1.62-2(c))), including foreign earned income (as defined in Code ss.911(b)) whether or not excludable from gross income under Code ss.911, and determined without regard to the exclusions from gross income in Code ss.ss. 931 and 933; amounts described in Code ss.ss.104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includible in the gross income of the Participant; amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Participant under Code ss.217; the value of a non-qualified stock option granted to the Participant by the Employer, but only to the extent that the value of the option is includible in the gross income of the Participant for the taxable year in which granted; and the amount includible in the gross income of the Participant upon making a Code ss.83(b) election; and excluding the following:

                           (i) Employer contributions to a plan of deferred
                  compensation which are not (before the application of the Code ss.415 limitations to the plan) includible in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan described in Code ss.408(k), or any distributions from a plan of deferred compensation (whether or not includible in the Participant's gross income when distributed), except that amounts received by the Participant pursuant to an unfunded non-qualified plan shall be included in the year such amounts are includible in the gross income of the Participant;

                           (ii) amounts realized from the exercise of a
                  non-qualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Code ss.83;

                           (iii) amounts realized from the sale, exchange or
                  other disposition of stock acquired under a qualified stock option; and

                           (iv) other amounts which received special tax
                  benefits such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code ss.403(b) (whether or not the amounts are actually excludable from the gross income of the Participant).

         In addition to the amounts described above, effective for Limitation Years beginning on and after January 1, 1998, Compensation shall also include the amount of the Participant's Elective Contributions or any other contributions made by the Employer on behalf of the Employee pursuant to a deferral election under an employee benefit plan containing a cash or deferred arrangement under Code ss. 401(k) and any amounts which would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code ss. 125.

         For purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid, made available or includible in gross income during such year. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is "permanently and totally disabled" (as defined in Code ss.22(e)(3)) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made. In interpreting this subsection (b), the provisions of Treas. Reg. ss.1.415-2(d)(1), (2) and
         (3) or the corresponding provisions of any future Treasury Regulations shall control.

                  (c) Defined Benefit Fraction shall mean a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) 125% of the dollar limitation determined for the Limitation Year under Code ss.ss.415(b) and (d) or (ii) 140% of the Highest Average Compensation including any adjustments under Code ss.415(b).

                  (d) Defined Contribution Dollar Limitation shall mean $30,000, as that amount may be adjusted upward for increases in the cost of living, in accordance with applicable law.

                  (e) Defined Contribution Fraction shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions to this and all other qualified plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, as defined in Code ss.419(e), and individual medical accounts, as defined in Code ss.415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of (i) 125% of the dollar limitation in effect under Code ss.415(c)(1)(A) or (ii) 35% of the Participant's Compensation for such year.

                  (f) Employer shall mean, solely for purposes of this Article, the Employer and all members of a controlled group of corporations (as defined in Code ss.414(b) as modified by Code ss.415(h)), all commonly controlled trades or businesses (as defined in Code ss.414(c) as modified by Code ss.415(h)) or affiliated service groups (as defined in Code ss.414(m)) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code ss.414(o).

                  (g) Excess Amount shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                  (h) Highest Average Compensation shall mean the average compensation for the three consecutive calendar years with the Employer that produces the highest average. In lieu of calendar years, a plan may use any 12 month period provided such period is uniformly and consistently applied.

                  (i) Limitation Year shall mean the Plan Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made, and the provisions of Treas. Reg. ss.1.415-2(b)(4)(iii) shall apply for the shortened Limitation Year.

                  (j) Maximum Permissible Amount shall mean the maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year. The Maximum Permissible Amount shall be the lesser of:

                           (i) the Defined Contribution Dollar Limitation, or

                           (ii) 25% of the Participant's Compensation for the Limitation Year.

         The compensation limitation referred to in paragraph (ii) above shall not apply to any contribution for medical benefits (within the meaning of Code ss.401(h) or Code ss.419A(f)(2)) which is otherwise treated as an annual addition under Code ss.ss.415(l)(1) or 419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar limitation multiplied by the following fraction:


                  number of months in the short Limitation Year
                                       12

                  (k) Projected Annual Benefit shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                           (i) the Participant will continue employment until
                  normal retirement age under the Plan (or current age, if later), and

                           (ii) the Participant's Compensation for the current
                  Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

         4.3 Adjustments for Top Heavy Plan. For purposes of computing the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, the 125% factor in subsections (c)(i) and (e)(i) of Section 4.2 shall be decreased to 100% if:

                           (i)      The Plan is Super Top-Heavy; or

                           (ii) The Plan is Top-Heavy (whether or not Super Top-Heavy) and the Plan and any other plans maintained by the Employer do not provide the additional minimum accrued benefit described in Code ss.416(h)(2)(A).

For purposes of this Section, the Plan is "Super Top-Heavy" if it would continue to be Top-Heavy if the 60% tests in the definition of Top-Heavy in Section 13.2(g) herein were changed to 90% tests.

                                    ARTICLE V

                               VESTING IN ACCOUNTS


         5.1 Vesting of Nonforfeitable Accounts. All amounts allocated to a Participant's Elective Contributions Account, Qualified Nonelective Contributions Account, Qualified Matching Contributions Account or Rollover Contributions Account (a Participant's "Nonforfeitable Accounts") shall at all times be and remain 100% vested and nonforfeitable, except as provided in
Section 12.9.

         5.2 Vesting of Forfeitable Account. All amounts allocated to a Participant's Matching Elective Contributions Account, Company Basic Contributions Account, and Other Contributions Account (a Participant's "Forfeitable Accounts") shall vest in accordance with the following rules, except as provided in Section 12.9:

                  (a) Full Vesting Events. A Participant's Forfeitable Account shall be 100% vested and nonforfeitable as of the earliest of the following dates:

                           (i)      The later of:

                                    (A) the date on which the Participant
                           attains age 65; or

                                    (B) the date on which occurs the 5th
                           anniversary of the date on which the Participant became a Participant hereunder;

                           while still employed by the Employer;

                           (ii) The date the Participant dies while still
                  employed by the Employer; or

                           (iii) The date the Participant becomes Disabled while
                  still employed by the Employer.

                  (b) Vesting Schedule.

                           (i)      Regular Schedule:

                                    An Employee whose Forfeitable Account is not
                  100% vested under the provisions of subsection (a) above shall be vested in such Account in accordance with the following schedule:

                 YEARS OF VESTING SERVICE                                    VESTED PERCENTAGE OF
                      EARNED BY THE                                         THE PARTICIPANT IN SUCH
                       PARTICIPANT                                                  ACCOUNT
            --------------------------------------------------------------------------------------------
                    Less than 5 Years                                                  0%
            --------------------------------------------------------------------------------------------
                     5 or more Years                                                 100%
            --------------------------------------------------------------------------------------------

                           (ii)     Alternate Schedules:

                                    Any Employer may elect a different vesting
                  Schedule with respect to Forfeiture Accounts of Participants employed by it by designating said alternate Schedule on Exhibit B attached to and made a part of this Plan.

                  (c)      Limitations and Restrictions Regarding Vesting.

                           (i) Nonforfeitability by Participant Conduct. No
                  vested portion of a Participant's Account shall be forfeited as a result of conduct of the Participant (except forfeitures described in Sections 5.3 and 8.5 on account of the Participant's termination of employment).

                           (ii) Amendments to Vesting Schedule. If the vesting
                  schedule of this Plan is amended, the vested percentage of a Participant's Forfeitable Account, determined as of the later of the date on which the amendment to the Plan's vesting schedule is adopted or becomes effective, shall not be reduced by such amendment. Furthermore, any Participant who has at least 3 Years of Vesting Service shall:

                                    (A) automatically have his or her vesting
                           percentage computed without regard to the change in the vesting schedule unless computing his or her vested percentage under the new vesting schedule is more favorable; or

                                    (B) have the right to elect, within 60 days
                           of (1) the day the amendment is adopted, (2) the day the amendment becomes effective, or (3) the day the Participant is issued written notice of the amendment, whichever is latest, to have the vesting schedule in effect prior to the amendment apply in computing his vested percentage;

                  whichever selected by the Plan Administrator applicable to all affected Participants. For purposes of this paragraph (b), an "amendment changing the vesting schedule" is any amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Account balances as described in Treas. Reg. ss.1.411(a)-8(c), and Years of Vesting Service shall be determined without regard to Sections
                  5.4 and 5.5.

                           (iii) Automatic Amendments to Vesting Schedule. The
                  rules of paragraph (ii) above shall apply to the automatic change in the vesting schedule. Furthermore, the rules of paragraph (ii) above shall apply to any automatic change in the vesting schedule caused by operation of Article XIII of this Plan.

                  (d) Years of Vesting Service. In determining the Years of Vesting Service completed by an Employee for purposes of this Article, Years of Vesting Service shall be determined pursuant to Sections 1.82,
         5.4 and 5.5 of this Plan.

                  (e) Special Rule. In the event a Participant, prior to incurring five consecutive One-Year Breaks in Service receives a distribution of his vested Account balance and the Participant's nonvested Account balance is not forfeited, then until the Participant does incur such Breaks in Service, a separate Account shall be established for the Participant's interest in the Plan, and at any relevant time the Participant's vested portion of such Account shall not be less than an amount "X" determined by the formula:

                              X = P (AB + (R x D)) - (R x D)

         where P is the vested percentage at the relevant time, AB is the Account balances at the relevant time, D is the amount of the Distribution, R is the ratio of the Account balances as of the relevant time to the Account balances after distribution, and the relevant time is the time at which the vested percentage in the Account cannot increase.

         5.3      Forfeitures. Amounts in a Participant's Forfeitable
Accounts which are not vested pursuant to the provisions of this Article may be forfeited by a Participant pursuant to the provisions of Sections 3.5(f), 3.8(c) and 8.5(a) of this Plan.

         5.4      Reemployed Former Employees.

                  (a) One Year Holdout. Any Employee who has a One-Year Break in Service shall not receive credit for service prior to such break in service unless and until such Employee has completed a Year of Vesting Service after his return.

                  (b) Rule of Parity. Any former Employee (i) who does not have any nonforfeitable right under the Plan to his Forfeitable Account, and
         (ii) for whom the number of consecutive One-Year Breaks in Service prior to such Employee's reemployment equals or exceeds the greater of 5 or the aggregate number of Years of Vesting Service before such breaks in service shall not receive credit for service prior to such breaks in service.

                  (c) Post Break Disregarded Service. Any Employee who has 5 consecutive One- Year Breaks in Service shall not receive credit for service after such Breaks in Service for purposes of determining such Employee's vested percentage of his or her Account balances which accrued before such 5-year period.

                  (d) Separate Accounting. Separate Accounts will be maintained for a Participant's pre-break and post-break Forfeitable Accounts to the extent that the Participant's vested percentage in such Accounts could differ by application of the provisions of this Section, and both such Accounts will share in earnings or losses pursuant to Article VII.

                  5.5 Years of Vesting Service Disregarded. Any Employee on April 1, 1995, who becomes a Participant in the Plan on said date or thereafter, shall receive credit for purposes of Section 5.2 of this Plan for Years of Vesting Service rendered to his Employer or any other member of the Controlled Group for such period of time during which said Employer (or other employer) was a member of the Controlled Group, including periods of service rendered prior to April 1, 1995. However, with respect to any person who becomes an Employee after April 1, 1995, for purposes of Section 5.2 of this Plan and notwithstanding the preceding sections of this Article, Years of Vesting Service shall be disregarded during any period for which the Employer did not maintain this Plan or a predecessor plan. For purposes of this Section 5.5, whether the Employer maintained a "predecessor plan" shall be determined in accordance with Treas. Reg. ss. 1.411(a)-5(b)(3).

                  5.6 Vesting Upon Termination. If, pursuant to Article XI of this Plan, this Plan is wholly or partially terminated, the rights of each "affected" Participant to his Forfeitable Account as of the date of such termination or partial termination shall be fully vested to the extent funded notwithstanding any other provision of this Article to the contrary. See Section 11.3(a) herein.

                  5.7 Family and Medical Leave Act. Any period while an Employee is on a leave of absence under the Family and Medical Leave Act of 1993 will be treated as continued service for the purpose of computing Years of Vesting Service.

                                   ARTICLE VI

                            ACCOUNTS AND INVESTMENTS


         6.1 Separate Accounts. The Plan Administrator shall maintain separate Accounts for each Participant to reflect each such Participant's interest in the Plan attributable to each of the following:

                  (a) Elective Contributions, if any, as defined in Section 1.26 of this Plan.

                  (b) Matching Elective Contributions, if any, as defined in
         Section 1.47 of this Plan.

                  (c) Qualified Matching Contributions, if any, as defined in
         Section 1.61 of this Plan.

                  (d) Qualified Nonelective Contributions, if any, as defined in
         Section 1.63 of this Plan.

                  (e) Company Basic Contributions, if any, as defined in Section
         1.14 of this Plan.

                  (f) Rollover Contributions, if any, as defined in Section 1.68 of this Plan.

         6.2      Investment of Trust Fund.

                  (a) General Rule. The Trust Fund, and all contributions thereto made under this Plan, shall be invested by the Trustee who shall have exclusive authority and discretion to manage and control the Trust Fund pursuant to the terms of the Trust Agreement, subject to any investment directions allowed by the Trustee under subsections (b) and
         (c) below, and made by the appropriate party as indicated in such subsections, as applicable.

                  (b) Investment Manager. The Trustee may appoint one or more investment managers (as defined in ERISA ss.3(38)) to manage, acquire or dispose of all or a portion of the Trust Fund. Any such appointment shall be made in writing and shall be communicated to the Custodian, if any. A designated investment manager may certify to the Trustee in writing the name of any person, together with a specimen signature of any such person, who is authorized to communicate and implement the investment manager's respective instructions concerning the Trust Fund. The investment manager shall promptly give written notice to the Trustee of any change in any such person. The Trustee shall be subject to the directions of such investment manager(s) which are made in accordance with the terms of this Plan.

                  (c)      Investment Funds.

                           (i) Establishment of Funds. The Trustee shall
                  establish three or more funds for the investment of the assets of the Trust Fund, each of which has materially different risk and return characteristics.

                           (ii) Automatic Investment. All amounts in a
                  Participant's Matching Elective Contributions Account shall automatically be invested in Company common stock. To the extent that shares of said stock have been allocated to a Participant's account, the Participant shall be entitled to direct the Trustee as to the exercise of any voting rights with respect to said shares, according to procedures adopted by the Plan Administrator. In the absence of any such valid instructions, the Trustee may vote said shares in its discretion.

                           (iii) Investment Directions by Participants. Each
                  Participant (or, in the case of the Participant's death, his Beneficiary) shall direct the investment of his Accounts (other than his Matching Elective Contributions Account) among the funds provided under paragraph (i) above. The Plan Administrator shall establish, and may alter at any time, rules and procedures which shall govern such Participant direction of investments and the timing thereof, and shall provide all necessary instructions and forms, if any, to Participants (or Beneficiaries). Such rules and procedures may restrict the frequency and timing of such Participant (or Beneficiary) directions and may also limit the amount or percentage of future contributions, and of the existing Account balance, that may be invested in Company common stock or in any other investment fund. Such rules and procedures shall be communicated to Employees (or Beneficiaries). In the absence of any valid investment direction by the Participant (or Beneficiary), the Trustee shall invest the Participant's (or Beneficiary's) Account in the discretion of the Trustee, on a consistent basis applied at the time of investment.

                           (iv) Income or Loss. Any Account or portion thereof
                  of a Participant (or Beneficiary) which is invested pursuant to the Participant's (or Beneficiary's) directions under paragraph (iii) above in a certain fund, or pursuant to paragraph (ii) above in Company common stock shall only share in the gains or losses of such fund or stock, and shall not share in the gains or losses of any other Trust Fund investment.

                           (v) Expenses. Any Account or portion thereof of a
                  Participant (or Beneficiary) which is invested pursuant to the Participant's (or Beneficiary's) directions under paragraph
                  (iii) above shall be charged for the reasonable expenses of such directed investing.

         6.3 Trustee's Reliance. The Trustee may rely and act upon any certificate, notice or direction of the Employer, Plan Administrator, investment manager, Participant or Beneficiary, or a person authorized to act on behalf of such person, that the Trustee reasonably believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice or direction. The Trustee may continue to rely upon such certificate, notice or direction until otherwise notified in writing.

                                   ARTICLE VII

          ALLOCATION OF EARNINGS AND LOSSES TO ACCOUNTS OF PARTICIPANTS


         7.1 Allocations of Trust Fund Earnings and Losses. As of each Valuation Date, the Trustee shall determine the fair market value of the investments of each of the funds, including the Company common stock fund, created under the Trust Fund established under Section 6.2(a) of this Plan, and shall determine the gain or loss experienced by such investments since the immediately preceding Valuation Date. Each Participant's Account or portion thereof which has been separately invested in a fund under Section 6.2(c) of this Plan shall be credited with a percentage of such gain or debited with a percentage of such loss by multiplying the aggregate gain or loss of the investments of said separate fund by a fraction, the numerator of which for each Participant is the value of the Participant's interest in the investments of said fund as of the immediately preceding Valuation Date, increased by one-half of any contributions by or on behalf of the Participant since the last Valuation Date and reduced by (i) any distribution made to the Participant, (ii) any charges for investment services, or (iii) any amounts transferred to a Participant loan account, since the last Valuation Date, and the denominator of which is the sum of the numerator amounts (as so adjusted) for all Participants, determined separately with respect to each fund.

         7.2 Allocations Regarding Specific Investments. Notwithstanding any provisions of Section 7.1 of this Article to the contrary, if an Account or any portion thereof is invested in a specific fund or investment pursuant to Section 6.2, such Account or portion thereof shall not share in gains or losses of other Trust Fund investments, but shall be credited with gain or debited with loss in accordance with the proportionate amount of gain or loss of such specified fund or investment, determined in accordance with the valuation procedures described in Section 7.1 of this Article as of each Valuation Date.

                                  ARTICLE VIII

                               PAYMENT OF BENEFITS


         8.1 Time of Payment of Benefits. If a Participant's employment with all members of the Controlled Group is terminated for any reason other than death, including becoming Disabled, retiring, or otherwise, the Participant shall receive or commence receiving the entire vested amount in his Plan Accounts (his "Benefit Amount") determined pursuant to the provisions of Section
8.4 in accordance with the following:

                  (a) Termination Prior to Attainment of Normal Retirement Age. If the Participant terminates employment with all members of the Controlled Group prior to his attainment of his Normal Retirement Age, then the following provisions shall apply:

                           (i) General Rule. Except as provided in paragraphs
                  (ii) through (iv) below, the Participant may elect that his Benefit Amount shall be paid as soon as administratively practicable following any Valuation Date following the date on which the Participant has so terminated his employment, (but not later than the Participant's Required Beginning Date) in a lump sum payment valued in accordance with Section 8.4.

                           (ii) Automatic Cash-Outs. Notwithstanding paragraph
                  (i) above, if the value of the Participant's Benefit Amount
                  (A) does not exceed and has never exceeded $3,500, or (B) effective as of January 1, 1998 does not exceed $5,000 on the date of the Participant's termination of employment, the Participant's Benefit Amount shall automatically be paid as soon as administratively practicable following the Participant's termination of employment with all members of the Controlled Group, in the form of a single lump sum distribution valued in accordance with Section 8.4. For purposes of the preceding sentence, if the value of the Participant's Benefit Amount is zero, the Participant shall be deemed to receive a distribution of such benefit under this paragraph (ii).

                  (b) Termination After Attainment of Normal Retirement Age. If a Participant terminates employment with all members of the Controlled Group on or after his attainment of his Normal Retirement Age or has not terminated employment with all members of the Controlled Group as of his Required Beginning Date, then the following provisions shall apply:

                           (i) General Rule. Except as provided in paragraphs
                  (ii) and (iii) below, the Participant's Benefit Amount shall be paid as soon as administratively practicable following the Participant's termination of employment with all members of the Controlled Group, or, if earlier, his Required Beginning Date, in a lump sum payment valued in accordance with Section 8.4.

                           (ii) Later Distribution. Notwithstanding paragraph
                  (i) above, the Participant may elect that his Benefit Amount be paid as soon as administratively practicable following any later Valuation Date elected by the Participant (but not later than the Participant's Required Beginning Date), in a lump sum payment valued in accordance with Section 8.4. The Participant's election of a Valuation Date under this paragraph (ii) must be made prior to the Valuation Date selected by the Participant under this paragraph (ii). Furthermore, a Participant's election of a Valuation Date under this paragraph (ii) must be made prior to the Valuation Date specified in paragraph (i) above.

                           (iii) Automatic Cash-Outs. Notwithstanding paragraphs
                  (i) and (ii) above, if the value of the Participant's Benefit Amount (A) does not exceed and has never exceeded $3,500, or
                  (B) effective as of January 1, 1998 does not exceed $5,000 on the date of the Participant's termination of employment, the Participant's Benefit Amount shall automatically be paid as soon as administratively practicable following the Participant's termination of employment with all members of the Controlled Group, in the form of a single lump sum distribution valued in accordance with Section 8.4. For purposes of the preceding sentence, if the value of the Participant's Benefit Amount is zero, the Participant shall be deemed to receive a distribution of such benefit under this paragraph (iii).

                           (iv) Benefits Accrued After Required Beginning Date.
                  If a Participant has received his Benefit Amount under the preceding provisions of this subsection because his Required Beginning Date occurred prior to his termination of employment with all members of the Controlled Group, then the Participant shall receive any subsequent Account balances which he may accrue under this Plan during any Plan Year as soon as administratively practicable following the close of such Plan Year, and such distribution shall be in the same form applicable to the Participant's previous distribution.

                  (c) Required Distributions. Notwithstanding any provision of this Plan to the contrary, the entire interest of a Participant must be distributed no later than the Participant's Required Beginning Date. All distributions required under this Section shall be determined and made in accordance with Code ss.401(a)(9) and the regulations promulgated thereunder, including the minimum distribution incidental benefit requirement of Treas. Reg. ss.1.401(a)(9)-2.

         8.2      Benefits Upon Death.

                  (a) Death Before Benefit Commencement Date. In the event of the death of a Participant prior to his Benefit Commencement Date, the Beneficiary of the Participant shall receive all or the applicable portion of the entire amount in the Participant's Plan Accounts designated for such Beneficiary under subsection (c) below (such Beneficiary's "Benefit Amount") determined pursuant to the provisions of Section 8.4 in accordance with the following:

                           (i) General Rule. Except as provided in paragraphs
                  (ii) and (iii) below, the Beneficiary's Benefit Amount shall be paid as soon as administratively practicable following the date of the Participant's death and receipt by the Plan Administrator of proof thereof, in a lump sum payment valued in accordance with Section 8.4 herein.

                           (ii) Later Distribution. Notwithstanding paragraph
                  (i) above, the Beneficiary may elect that his Benefit Amount be paid as soon as administratively practicable following any later Valuation Date elected by the Beneficiary, in a lump sum payment valued in accordance with Section 8.4; provided, however that the Benefit Amount be paid by the date specified in Section 8.2(d). A Beneficiary's election of a Valuation Date under this paragraph (ii) must be made prior to the Valuation Date selected by the Beneficiary under this paragraph (ii). Furthermore, a Beneficiary's election of a Valuation Date under this paragraph (ii) must be made prior to the date specified in paragraph (i) above.

                           (iii) Automatic Cash-Outs. Notwithstanding paragraphs
                  (i) and (ii) above, if the value of such Benefit Amount (A) does not exceed and has never exceeded $3,500, or (B) effective as of January 1, 1998 does not exceed $5,000 on the date of death, the Beneficiary's Benefit Amount shall automatically be paid as soon as administratively practicable following the date the Plan Administrator receives proof of the Participant's death, in the form of a single lump sum distribution valued in accordance with Section 8.4. For purposes of the preceding sentence, if the value of the Participant's Benefit Amount is zero, the Beneficiary shall be deemed to receive a distribution of such benefit under this paragraph (iii).

                  (b) Death On or After Benefit Commencement Date. In the event of the death of a Participant on or after his Benefit Commencement Date, there shall be no benefit payable to a Participant's Beneficiary.

                  (c) Designation of Beneficiary.

                           (i) General Rules. The Beneficiary of a Participant
                  with respect to the entire vested amount in the Participant's Accounts remaining at the Participant's death shall be determined in accordance with Section 1.9 of this Plan, unless the Participant has designated a Beneficiary or Beneficiaries, which the Participant may designate pursuant to the provisions of Section 1.9 and this Section 8.2(c)(i) on a form provided by or acceptable to the Plan Administrator. However, no Beneficiary other than a Surviving Spouse designated by the Participant shall be valid unless either (1) the Participant has no Surviving Spouse (or such Spouse cannot be located), or
                  (2) the Surviving Spouse of the Participant has consented to such designation pursuant to a Qualified Spousal Waiver.

                           (ii) Designation of Multiple Beneficiaries. A
                  Participant may, consistent with paragraph (i) above, designate more than one Beneficiary and, for each such

                  Beneficiary, may designate a percentage of the entire vested amount in his Accounts to which such Beneficiary should become entitled (such Beneficiary's "Benefit Amount") upon the Participant's death. Each such Beneficiary shall be entitled to receive his Benefit Amount determined pursuant to Section
                  8.4 in accordance with the provisions of subsections (a) and
                  (b) above. Unless otherwise specified by the Participant, any designation by the Participant of multiple Beneficiaries shall be interpreted as a designation by the Participant that each such Beneficiary (if alive as of the Participant's date of death, and if not, then the contingent Beneficiary under paragraph (iii) below of such Beneficiary) should be entitled to an equal percentage of the Participant's vested Account balances upon the Participant's death.

                           (iii) Contingent Beneficiaries. A Participant may
                  designate contingent Beneficiaries to receive a Beneficiary's Benefit Amount in the event such Beneficiary should predecease the Participant; otherwise, in the event a Beneficiary predeceases the Participant, the person or those persons specified in Section 1.9 of the Plan shall be deemed to be the Beneficiary with respect to such deceased Beneficiary's Benefit Amount, and shall receive the Benefit Amount to which such Beneficiary would have been entitled hereunder under this
                  Section 8.2.

                  (d) Required Distributions and Forms of Payment. Notwithstanding any provision of this Plan to the contrary, distribution of a Beneficiary's Benefit Amount shall be made by December 31 of the calendar year containing the 5th anniversary of the Participant's death.

         8.3 Form of Payment of Benefits. Benefits under this Plan shall generally be payable in the form of a single lump sum payment in cash.
However, to the extent that a Participant's Accounts are invested in Company common stock, such Company common stock shall be distributed in-kind to the Participant (or the Participant's Beneficiary in the case of the Participant's Death) if requested by the Participant (or the Participant's Beneficiary in the case of the Participant's Death). See also Appendices I, II, III, IV, V, and VI.

         8.4 Valuation of Accounts for Payments. The amount distributed to the Participant or Beneficiary shall be determined using the Participant's or Beneficiary's Benefit Amount valued as of the Valuation Date chosen in advance by said person in accordance with the foregoing provision of this
Article VIII. In the event of automatic cash-outs paid in accordance with
Section 8.1(a)(ii), 8.1(b)(iii) or 8.2(a)(iii), the relevant Valuation Date shall be the last day of the month in which the distribution event occurs.

         8.5      Forfeitures.

                  (a) Occurrence of Forfeitures. A forfeiture of the non-vested portion of a Participant's Accounts shall occur upon the earlier of the following:

                           (i) Payment of Benefits. In the event a Participant
                  terminates employment with the Controlled Group and receives (or is deemed to receive) a distribution of his vested Accounts (other than a distribution under Section 8.10), the non-vested portion of his Accounts shall be forfeited as of the date of the distribution (or deemed distribution).

                           (ii) Termination, Breaks in Service. In the event
                  that a Participant terminates employment with all members of the Controlled Group and incurs a period of 5 consecutive One-Year Breaks in Service, the non-vested portion of his Accounts shall then be forfeited.

                  (b) Application of Forfeited Amounts. Any forfeitures arising under paragraphs (i) and (ii) of subsection (a) above shall be used to reduce future contributions of Employers under Section 3.1

                  (c) Recrediting Certain Forfeitures Upon Return to Service. If a Participant incurs a forfeiture prior to incurring 5 consecutive One-Year Breaks in Service, the Participant shall have the previously forfeited amount in his Accounts (unadjusted for any gains or losses) restored if and when the Participant, after returning to service with an Employer, repays to the Trustee the entire amount of the distribution(s) he received from the Plan before the earlier of (A) 5 years after the first day on which the Participant is subsequently reemployed by the Employer, or (B) the end of the first period of 5 consecutive One-Year Breaks in Service after the distribution(s). A Participant who has been deemed to have received a distribution under this Plan and who otherwise is described in the preceding sentence shall be deemed to have repaid his deemed distribution upon his return to service with a member of the Controlled Group. The permissible sources for restoration of the Participant's previously forfeited amount in his Accounts are earnings of the Trust Fund or forfeitures arising under this Section (which shall be used for this purpose prior to the application of subsection (b) above).

                  (d) Allocation of Forfeitures. Any forfeitures described above shall be used to offset the contribution requirements (other than for Elective Contributions) applicable to the Employer whose Participants' accounts were the source of the forfeitures in question; provided, however, that if a Participant has received contributions from more than one Employer under the Plan, his most recent Employer at the time of his severance shall be deemed to have made all such contributions for purposes of this paragraph.

         8.6 Benefit Payment Commencement. Unless a Participant consents to later payment, the payment of benefits under the Plan to the Participant shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                  (a) The attainment by the Participant of age 65;

                  (b) The 10th anniversary of the date on which the Participant commenced participation in the Plan; or

                  (c) The termination of the Participant's service with the Controlled Group.

The failure of a Participant to consent to a distribution when such consent is required under Section 8.6 shall be deemed to be an election to defer commencement of payment for purposes of this Section.

         8.7      Notice and Consent Requirements.

                  (a) In General. Notwithstanding any provision of this Plan to the contrary (including Section 8.6), unless one of the exceptions in subsection (c) below is satisfied, no distribution may be made or commence to a Participant unless the Participant has been provided the notification required under subsection (b) below at the time and in the manner indicated in such subsection, and has consented in writing to the distribution after receiving such notification, with such consent being given no less than 30 days and no more than 90 days prior to his Benefit Commencement Date.

                  (b) Notification. The Plan Administrator shall notify the Participant of the right, if any, to defer any distribution. Such notification shall include a general description of the material features under the Plan and shall inform the Participant of his right to defer receipt of the distribution, and shall be provided (by mail, posting or personal delivery) no less than 30 days and no more than 90 days prior to his Benefit Commencement Date; provided, however, that a Participant may waive the right to receive the notice no less than 30 days prior to the Benefit Commencement Date; provided, further, that a Participant shall have the opportunity to consider the decision of whether or not to elect a distribution for at least 30 days after the notice is provided; provided, further, that the Plan Administrator shall provide information to the Participant clearly indicating that the Participant has the right to the 30-day period for making the decision.

                  (c) Exceptions. This Section 8.7 shall not be applicable to the following distributions:

                           (i) Cash-Outs. If the value of a Participant's entire
                  vested Account balances (A) does not and has not ever exceeded $3,500 or (B) effective as of January 1, 1998 does not exceed $5,000 on the date of the Participant's termination of employment, this Section shall not be applicable to a distribution of such entire vested Account balances as a single lump sum.

                           (ii) Immediately Distributable. If a distribution is
                  made on or after the Participant's attainment of the later of age 62 or his Normal Retirement Age, this Section shall not be applicable to such distribution.

                           (iii) Other Payees. If a distribution is made to an
                  alternate payee pursuant to a qualified domestic relations order or to any other Beneficiary, this Section shall not be applicable to such distribution.

                           (iv) Code ss.ss.401(a)(9) and 415. If a distribution
                  is required to satisfy the provisions of Article IV, Section 8.1(c) or Section 8.2(d), this Section shall not be applicable to such distribution.

                           (v) Plan Termination. If a distribution is made upon
                  termination of this Plan to the Participant and no member of the Controlled Group maintains any other defined contribution plan (other than an employee stock ownership plan as defined in Code ss.4975(e)(7)), this Section shall not be applicable to such distribution.

                  (d) Application to Plan Provisions. To the extent that a distribution is required by the terms and provisions of this Plan, but this Section is applicable to the distribution and the distribution therefore cannot be made, such distribution shall, except as otherwise provided, be made as soon as administratively practicable following the Valuation Date coincident with the date that this Section is no longer applicable to the distribution.

         8.8 Restrictions on Elective Contribution Distributions. Notwithstanding any provisions of this Plan to the contrary, a Participant's Elective Contributions Accounts shall not be distributed prior to:

                  (a) the Participant's "separation from service" (as defined in Rev. Ruls. 79-336 and 81-141, and any subsequent guidance issued by the Internal Revenue Service), retirement, death or disability;

                  (b) the Participant's attainment of age 59 1/2;

                  (c) the Participant's incurrence of a "hardship" (within the meaning of Treas. Reg. ss.1.401(k)-1(d)(2)(iv)) and which meets the requirements of Section 8.10 of this Plan;

                  (d) the termination of the Plan without establishment or maintenance by the Employer of a successor plan (within the meaning of Treas. Reg. ss.1.401(k)-1(d)(3));

                  (e) if the Employer is a corporation, the date of the sale or other disposition by the Employer of the Participant to an unrelated corporation of substantially all the assets used by the Employer in a trade or business (within the meaning of Treas. Reg.
         ss.1.401(k)-1(d)(4)); or

                  (f) if the Employer is a subsidiary of a corporation, the date of the sale or other disposition by such corporation of its interest in the Employer of the Participant to an unrelated entity or individual (within the meaning of Treas. Reg. ss.1.401(k)-1(d)(4)).

For purposes of subsections (e) and (f) above, the selling corporation must maintain this Plan after the sale or other disposition and the Participant must continue employment with the asset purchaser or subsidiary (as applicable). For purposes of subsections (d), (e) and (f) above, the distribution must be a lump sum distribution meeting the requirements of Treas. Reg. ss.1.401(k)-1(d)(5). This Section 8.8 shall not be interpreted to allow distributions at a time or in a form which is not otherwise provided for in this Article VIII. The provisions of this Section shall be interpreted in accordance with the requirements of Code ss.401(k)(2)(B) and any regulations promulgated thereunder.

         8.9 Payments to Alternate Payees. See Section 12.6(b)(iii) for special provisions which are applicable to payments to an alternate payee under a qualified domestic relations order. A qualified domestic relations order may not provide an alternate payee with a death benefit from this Plan except to the extent consistent with Section 8.2 and, if applicable, except to the extent such order requires that the alternate payee be treated as the Participant's Surviving Spouse.

         8.10     Hardship Distributions of Elective Contributions.

                  (a) General Rules. A Participant shall be entitled to apply to the Plan Administrator for a hardship distribution of all or a portion of such Participant's Elective Contributions Account balance, valued as of the Valuation Date coincident with or next following the date on which the Plan Administrator receives the Participant's application. A hardship distribution will be made to the Participant (i) only if the Plan Administrator or a person or entity designated by the Plan Administrator determines that the Participant has an immediate and heavy financial need under subsection (b) below, and (ii) only to the extent the distribution is necessary to satisfy such need under subsection (c) below.

                  (b) Immediate and Heavy Financial Need. A distribution will be made on account of an immediate and heavy financial need of a Participant if the distribution is on account of:

                                    (i) Medical expenses described in Code
                           ss.213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code ss.152) or necessary for such persons;

                                    (ii) Costs directly related to the purchase
                           (excluding mortgage payments) of a principal residence for the Participant;

                                    (iii) Payment of tuition, related
                           educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents; or

                                    (iv) The need to prevent the eviction of the
                           Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                  In determining the existence of an immediate and heavy financial need, the provisions of Treas. Reg.
                  ss.1.401(k)-1(d)(2)(iv)(A) shall govern.

                  (c) Distribution Necessary to Satisfy Need. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                                    (i) The distribution is not in excess of the
                           amount of the immediate and heavy financial need of the Participant, including any estimated taxes which will be incurred because of said distribution;

                                    (ii) The Participant has obtained all
                           distributions (other than hardship distributions) and all nontaxable loans available under all plans maintained by his or her Employer;

                                    (iii) After receiving the hardship
                           distribution, the Participant shall be prohibited from making Elective Contributions under this Plan and elective contributions and employee contributions under any other plan of his Employer or under an otherwise legally enforceable agreement (including all qualified and nonqualified deferred compensation, stock option and stock purchase plans maintained by such Employer, but not including health or welfare benefit plans or the mandatory employee contribution portion of any defined benefit plan) for at least 12 months following receipt of the hardship distribution; and

                                    (iv) Notwithstanding Section 3.5(e) of this
                           Plan, the maximum Elective Contributions pursuant to Code ss.402(g) which may be otherwise made by the Participant for the taxable year of the Participant following the taxable year in which the Participant receives the hardship distribution shall be reduced by the amount of the Participant's Elective Contributions for the taxable year in which the Participant received the hardship distribution.

                  In determining the extent of a distribution necessary to satisfy an immediate and heavy financial need, the provisions of Treas. Reg. ss.1.401(k)-1(d)(2)(iv)(B) shall govern.

                  (d) Taxes. The Participant shall be responsible for any excise taxes and/or any income taxes due on a hardship distribution under this Section.

         8.11     Loan of Account Balances to Participants.

                  (a) Conditions Applicable to Participant Loans. Upon the application of any Authorized Borrower filed with the Plan Administrator, the Plan Administrator shall in accordance with a uniform and nondiscriminatory policy established by it, direct the Trustee to make a loan to said Authorized Borrower. Any loans made pursuant to this Section 8.11 shall satisfy the following conditions:

                              (i) Such loans shall be available to all
                    Authorized Borrowers. For purposes of this Section "Authorized Borrower" shall mean any Participant or Beneficiary who is a party-in-interest within the meaning of ERISA ss. 3(14) and any Employee as defined in section 1.32 of this Plan who is not a Leased Employee or a Self-Employed Individual.

                              (ii) Such loans shall not be made available to
                    Authorized Borrowers who are Highly Compensated Employees in an amount which is greater than that available to other Authorized Borrowers in accordance with United States Department of Labor Regulations ss. 2550.408b-1(c); provided, however, that loans may be permitted in an amount that bears a uniform relationship to vested Account balances.

                              (iii) Each such loan shall bear a rate of interest
                    so as to provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances in accordance with United States Department of Labor Regulations ss. 2550.408b-1(e).

                                            (A) The interest rate for a loan
                              from the Plan shall be the rate which shall be selected by the Plan Administrator as of the first day of the month during which the Authorized Borrower applies for the loan.

                                            (B) The Plan Administrator shall
                              have the responsibility on an ongoing basis to assure that the rate of interest for Authorized Borrower loans provides the plan with a rate of return which is commensurate with the interest rate charged under similar circumstances by persons in the business of lending money. If the rate described above fails to accomplish this objective, the Plan Administrator has the duty to specify in writing an alternative rate which shall be deemed to be the rate of interest for loans under this Section 8.11.

                              (iv) The amount of any such loan, when added to
                    the outstanding balance of all other loans, if any, from the Plan (or from any other plan maintained by the Employer) to such Authorized Borrower shall not exceed the lesser of:

                                            (A) $50,000, reduced by the excess
                              (if any) of (1) the highest outstanding balance of loans from the Plan to such Authorized Borrower during the one-year period ending on the day before the date on which the loan was made, over
                              (2) the outstanding balance of loans from the Plan to such Authorized Borrower on the date a new loan was made, or

                                            (B) one-half (1/2) of the value of
                              the vested Accounts of such Authorized Borrower.

                              (v) Each such loan, by its terms, shall be repaid
                    within 5 years, unless such loan is used to acquire a dwelling unit which, within a reasonable time, is to be used as the principal residence of the Authorized Borrower, in which event such loan shall be repaid within 15 years.

                           (vi) Each loan, by its terms, shall require
                    repayment on a substantially level amortization basis with loan repayments made not less frequently than quarterly over the term of the loan.

                           (vii) Effective as of January 1, 1998, if a
                  Participant is married and has an Applicable Account under Appendix I of the Plan, then prior to the making of a loan under this Section of the Plan, the spouse of the Participant must consent in writing to the use of the Account as security for the loan. Such consent must be given during the 90-day period ending on the date on which the loan is made. The consent of the spouse must acknowledge the effect of the use of the Participant's Account balance as security for a loan and must be witnessed by a representative of the Plan Administrator or a notary public. However, the consent of the spouse will not be required if it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.

                           (viii) The principal amount of any Authorized
                  Borrower loan may not be less than $1,000.

                           (ix) All Authorized Borrower loans will be repaid by
                  Authorized Borrowers who are Employees or who subsequently become Employees on a payroll deduction basis. All other Authorized Borrower loans must be promptly repaid by tender of cash or check for the proper installment payment amount. Loan repayments made by an Authorized Borrower shall be allocated solely to the account of the Authorized Borrower making the repayment.

                           (x) Each such loan shall be evidenced by a promissory
                  note executed by such Authorized Borrower and payable to the Trustee not later than the earliest of a fixed maturity date meeting the requirements of paragraph (v) above, or the following events of default: (A) the Authorized Borrower's death, (B) the Authorized Borrower's failure to pay any amount due within 30 days after the date due, (C) the Authorized Borrower's insolvency, (D) a general assignment for the benefit of the Authorized Borrower's creditors, (E) an appointment of a receiver or trustee with respect to all or a substantial part of the Authorized Borrower's real or personal property, (F) any petition in bankruptcy by or against the Authorized Borrower, (G) any judgment against the Authorized Borrower, (H) the Authorized Borrower's retirement under the Plan, (I) any failure by the Authorized Borrower to perform any covenant, condition or agreement contained in the loan documents, (J) the Authorized Borrower's disability, (K) the termination of the Plan for any reason, or (L) the Authorized Borrower's ceasing to be an Authorized Borrower. Such promissory note shall evidence such terms as are required by this Section.

                           (xi) For each Authorized Borrower for whom a loan is
                  authorized pursuant to this Section, the Plan Administrator shall (1) direct the Trustee to liquidate the Authorized Borrower's interest in his or her vested accounts to the extent necessary to provide funds for the loan, (2) direct the Trustee to disburse funds to the Authorized Borrower upon the Authorized Borrower's execution of the promissory note referred to in paragraph (x) above, (3) transmit to the Trustee such executed promissory note, and (4) establish and maintain a separate recordkeeping account (A) which initially shall be in the amount of the loan, (B) to which the funds for the loan shall be deemed to have been allocated and then disbursed to the Authorized Borrower, (C) to which the promissory note shall be allocated and (D) which shall show the unpaid principal of and interest on the note from time to time. All payments of principal and interest by an Authorized Borrower shall be credited initially to his or her separate recordkeeping loan account and applied against the Authorized Borrower's promissory note, and then invested according to the Authorized Borrower's investment directions applicable to his Elective Contributions allocated to the Authorized Borrower's accounts.

                           (xii) Each such loan shall be adequately secured by a
                  pledge of such Authorized Borrower's loan account referred to in paragraph (xi) above so that, in the event the Authorized Borrower defaults on such loan or fails to repay such loan in the time set forth in the promissory note, the Plan Administrator may satisfy any amount of principal or interest due and unpaid on the loan at the time of any default on the loan, and any interest accruing thereafter by deduction from the Authorized Borrower's loan account referred to in paragraph (xi) above. Such amount of principal and interest due and unpaid shall be deemed to have been deducted and distributed to the Authorized Borrower immediately upon default, unless such Authorized Borrower was not, at the time of default, eligible to receive a distribution under the provisions of this Plan, in which event such amount shall be deemed to have been deducted and distributed at such time as the Authorized Borrower first becomes eligible to receive a distribution under the provisions of this Plan. In the event that the amount so deducted and distributed is insufficient to satisfy the remaining balance of such loan, the Authorized Borrower shall be liable for, and must continue to make payments on any such balance still due to the Trust Fund, in accordance with applicable law, and interest at the rate specified in the promissory note shall continue to accrue on any outstanding amount until fully satisfied.

                           (xiii) In the event an Authorized Borrower receives a
                  loan from the Plan, to the extent that an amount is borrowed by an Authorized Borrower from his Account, the Authorized Borrower's Account will not share in the earnings or losses of the Trust Fund, but will only share in earnings or losses based upon the loan made to the Authorized Borrower. An Authorized Borrower who elects to receive a loan from the Plan also automatically elects to direct the investment of his or her Accounts in said loan to the extent so borrowed in accordance with the preceding sentence.

                           (xiv) Notwithstanding any provision of this Plan to
                  the contrary, this Plan may distribute the promissory note of an Authorized Borrower identified in paragraph (x) above or may cancel all or a portion of the indebtedness evidenced by such note in lieu of making a cash distribution required by this Plan.

                           (xv) Any Authorized Borrower who takes out or renews
                  a loan from the Plan shall be restricted in the amount which the Authorized Borrower can withdraw under the preceding Sections of this Article VIII so that the Plan at all times shall retain at least 20% of an Authorized Borrower's vested Account balances.

                           (xvi) In the event of default, foreclosure on the
                  note and attachment of security will not occur until a distributable event occurs in the Plan.

                           (xvii) No loans will be made to any
                  Shareholder-Employee or Owner-Employee. For purposes of this requirement, a Shareholder-Employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code ss. 318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

                           (xviii) The source of any loan shall be the
                  Authorized Borrower's Elective Contribution Account and/or the Authorized Borrower's Rollover Contribution Account, as designated by the Authorized Borrower, and the assets of said account shall be reduced proportionately in each investment account in which they are held.

                           (xix) Notwithstanding any other provision of the
                  Plan, loan repayment will be suspended under the Plan as permitted under Code ss. 414(u)(4) for Participants on a leave of absence for "qualified military service" (as defined in Section 12.19 of the Plan).

                  (b) Additional Conditions that May be Established by the Plan Administrator. The Plan Administrator shall have complete discretion to establish administrative procedures that shall be applicable to Authorized Borrower loans, without the necessity of amending the Plan, including but not limited to the following:

                              (i) The Plan Administrator may establish an
                    alternative minimum dollar amount that may be borrowed, provided that such amount may not exceed $1000.

                              (ii) The Plan Administrator may require all loans
                    to be effective only as of a Valuation Date.

                              (iii) The Plan Administrator may require that all
                    Authorized Borrowers requesting a loan pay a reasonable loan origination fee.

         Any such administrative procedures shall be set forth in writing and communicated to Authorized Borrowers.

                    (c) Special Effective Date. Loans shall not be permitted under this Plan until January 1, 1998.

         8.12       Rollover Distribution Election.

                    (a) General Rule. If a Participant or Surviving Spouse of a Participant (or an alternate payee pursuant to a qualified domestic relations order who is a Spouse or former Spouse of a Participant) who is to receive a payment under this Article which equals or exceeds $200 and which is an eligible rollover distribution (as defined below) elects (within the 90 day period ending on the Benefit Commencement
         Date) to have such distribution (or a portion of such distribution if the amount of such portion equals or exceeds $500) paid directly to an eligible retirement plan (as defined below) and specifies the eligible retirement plan to which such distribution is to be paid, such payment to be made to the Participant or Surviving Spouse (or alternate payee) of a Participant shall be made in the form of a direct lump sum transfer of cash from the Trustee to the trustee of the eligible retirement plan so specified in lieu of the payment otherwise required by this Article. The preceding sentence shall only apply to the extent that the eligible rollover distribution would be includible in the Participant's or Surviving Spouse's (or alternate payee's) gross income if not so transferred (determined without regard to Code ss.ss.402(c) and 403(a)(4)). Rollover distributions may be directed to no more than one eligible retirement plan for each distribution.

                    (b) Definitions. For purposes of this Section, the following terms shall have the meanings indicated:

                              (i)           Eligible retirement plan shall mean:

                                            (A) with respect to a Participant
                              (or alternate payee), an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b) (other than an endowment contract), a qualified trust which is a defined contribution plan and the terms of which permit the acceptance of rollover distributions, or an annuity plan described in Code ss.403(a); or

                                            (B) with respect to a Surviving
                              Spouse of a Participant, an individual retirement account described in Code ss.408(a) or an individual retirement annuity described in Code ss.408(b) (other than an endowment contract).

                              (ii) Eligible rollover distribution shall mean any
                    distribution to a Participant or Surviving Spouse (or alternate payee) of a Participant of all or any portion of the balance to the credit of such individual in this Plan; provided, however, such term shall not include:

                                            (A) any distribution which is one of
                              a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or his designated Beneficiary or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of 10 years or more;

                                            (B) any distribution to the extent
                              such distribution is required by Section 8.1(c) or
                              Section 8.2(d);

                                            (C) the portion of any distribution
                              that is not includible in gross income;

                                            (D) effective as of January 1, 1999,
                              any "hardship" distribution under Section 8.10;
                              and

                                            (E) any other distribution or
                              portion of a distribution to the extent such distribution is not considered an eligible rollover distribution under Treasury regulations or other guidance issued by the Internal Revenue Service.

                    (c) Satisfaction of Requirements. For purposes of this Section, the Participant or Surviving Spouse (or alternate payee) of the Participant electing the transfer must present sufficient evidence in a timely manner to the Plan Administrator that the transferee plan satisfies the definition of an eligible retirement plan set forth above. At a minimum, the Participant or Surviving Spouse (or alternate payee) of the Participant must state the name of the transferee plan and represent that the transferee plan is an eligible retirement plan (as defined in paragraph (i) of subsection (b) above). The Participant or Surviving Spouse (or alternate payee) of the Participant must also present such additional documentation as the Plan Administrator may require which shall be used to verify that the requirements of this Section have been met. The Trustee, the Plan Administrator, or any Plan fiduciary shall have no duty to verify the authenticity of any such evidence or documentation, and shall be entitled to rely on any such evidence submitted by a Participant or Surviving Spouse (or alternate payee) of the Participant, without questioning the authenticity thereof, unless it is unreasonable to so rely. Furthermore, in the event that the Trustee, the Plan Administrator or any Plan fiduciary shall have actual knowledge of an issue relating to the transferee plan's ability to satisfy the definition of an eligible retirement plan, such issue must be expressly resolved in favor of the satisfaction of such definition by the transferee plan by a ruling from the Internal Revenue Service or by an opinion of legal counsel (chosen by the Participant or Surviving Spouse (or alternate payee) of the Participant, but acceptable to the Plan

         Administrator) directed to the Trustee, the Plan, the Plan Administrator and any fiduciary of the Plan, before the transfer can occur.

                    (d) Determination in the Plan Administrator's Discretion. The Plan Administrator shall have complete and absolute discretion to determine whether the proposed transferee plan selected by the distributee satisfies the requirements of this Section, and to determine whether the requirements of this Section have otherwise been satisfied by a proposed transfer.

                    (e) Interpretation. The provisions of this Section shall be interpreted in accordance with Code ss.401(a)(31), as added by the Unemployment Compensation Amendments of 1992, and any regulations or other guidance promulgated by the Internal Revenue Service thereunder, and shall not be construed or interpreted in a manner other than strict compliance with such requirements.

                    (f) Application of Other Rules. For all purposes of this Plan, the election by a Participant or Surviving Spouse (or alternate payee) of a Participant of a transfer under this Section shall be considered a payment or distribution under this Article as if the amount transferred were paid directly to the Participant or Surviving Spouse (or alternate payee).

         8.13       Provision Pursuant to Code Section 401(a)(9).

                    (a) In General. Notwithstanding any other provision of the Plan, to the extent required under Code ss. 401(a)(9) of the Code, the entire vested Account balance of a Participant who is a 5% owner (as defined in Code ss. 416) or who attains age 70 1/2 prior to July 1, 1999 (i) shall be distributed to him in a lump sum in cash not later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2 and, with respect to such Participants who are Employees, on December 31 of such year and each succeeding year or (ii) shall commence to be distributed to him in one of the optional forms of benefit under Appendix II, III, IV or V, not later than the time specified in clause (i) of this paragraph. In addition, the vested Account balance of any other Participant must be distributed or commence to be distributed not later than the April 1 of the calendar year following the later of (i) the calendar year in which he attains age 70 1/2 or (ii) the calendar year in which he incurs a termination of employment.

                    (b) Notwithstanding the foregoing, distributions under this
         Section 8.13 shall be made in accordance with the provisions of Code ss. 401(a)(9) and Treasury Regulations issued thereunder, including Treas. Reg. ss. 1.401(a)(9)-2, which provisions are hereby incorporated herein by reference, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution that is less rapid than required under such provisions of the Code and Regulations. Nothing contained in this Section shall be construed as providing any optional form of payment that is not available under the other distribution provisions of the Plan.

                    (c) A Participant who attained age 70 1/2 on or before December 31, 1996 but did not retire from employment with the Employer before January 1, 1997 and who began to receive the minimum required distributions under Code ss. 401(a)(9) as in effect prior to January 1, 1997, may, in accordance with procedures to be established by the Plan Administrator, elect to stop receiving such distributions until the Participant retires from employment with the Employer.

                                   ARTICLE IX

                         THE TRUST FUND AND THE TRUSTEE


         9.1 Existence of Trust. The Company has entered into the Trust Agreement with the Trustee designated by the Company on the Trust Agreement to hold the funds necessary to provide the benefits set forth in this Plan.

         9.2 Exclusive Benefit Rule. The Trust Fund shall be received, held in trust, and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and this Plan. No part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and the payment of reasonable expenses attributable to the administration of the Plan in accordance with ERISA ss.404(a)(1)(A)(ii). For purposes of the preceding sentence, the use of the Trust Fund to pay fees and expenses incurred in connection with the provision of services is not a reasonable expense of administering the Plan if the payments are made for the Employer's benefit or involve services for which the Employer could reasonably be expected to bear the cost in the normal course of such Employer's business or operations. In this regard, services provided in conjunction with the establishment, termination or design of plans relate to the business activities of the Employer and generally would not be "reasonable expenses attributable to the administration of the Plan." No person shall have any interest in, or right to, the Trust Fund or any part thereof, except as specifically provided for in this Plan or the Trust Agreement, except as provided in Section 3.4. Notwithstanding the preceding provisions of this Section, this Section shall be construed in accordance with the requirements of Code ss.401(a)(2) and ERISA ss.403(c) and any regulations or other guidance promulgated thereunder, and shall not be construed in a manner more restrictive than such requirements.

         9.3 Removal or Resignation of Trustee. The Company may remove the Trustee at any time or the Trustee may resign at any time upon the notice required by the terms of the Trust Agreement, and upon such removal or upon the resignation of a Trustee, the Company shall appoint a successor Trustee.

         9.4 Powers of Trustee. The Trustee shall have the power to hold, invest, reinvest, or to control and disburse the Trust Funds in accordance with the provisions of the Trust Agreement and Article VI of this Plan. If more than one person shall be designated as Trustee at any given time, any reference herein to the Trustee shall refer to all of said persons, except that the signature of only one of said persons shall be sufficient to represent the signature of all of said persons and the action of any one of them shall be deemed to be the action of the Trustee.

         9.5 Integration of Trust Agreement. The Trust Agreement shall be deemed to be a part of this Plan, and all rights of Participants or others under this Plan shall be subject to the provisions of the Trust Agreement.

         9.6 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Plan, which shall be available at all reasonable times for inspection or audit by any person designated by the Employer or Plan Administrator and by any other person or entity to the extent required by law.

         9.7 Annual Reports. As soon as practicable following the close of the Plan Year, the Trustee shall file with the Plan Administrator and the Employer a written report setting forth all transactions with respect to the Trust Fund during such Plan Year and listing the assets of the Trust Fund and the market value thereof at the close of the period covered by such report. The Trustee shall also provide the Plan Administrator and the Employer with such other information in its possession as may be necessary for the Plan Administrator or Employer to conform with the requirements of ERISA ss.103.

                                    ARTICLE X

                                 ADMINISTRATION


         10.1 Allocation of Responsibility. The general administration and day to day operations of the Plan and the responsibility for carrying out the provisions thereof will be placed in the Plan Administrator who shall be designated by the President of the Company or by resolution of the Executive Committee of the Board of Directors of the Company. In the absence of such a designation, the Company shall carry out the responsibilities of the Plan Administrator.

         10.2 Administrative Expenses. The Plan Administrator may employ financial, legal, or other counsel and engage such clerical, financial, or other services as the Plan Administrator may deem necessary for the effective administration of the Plan and compliance with Federal and state regulations. Said operating expenses and any other reasonable administrative expenses will be paid out of the Trust Fund to the extent possible consistent with the exclusive benefit rule set forth in Section 9.2, unless the Company elects (in its sole discretion) to pay such expenses.

         10.3     Plan Administrator Powers and Duties. The Plan
Administrator shall have the power to interpret and construe the Plan, to settle all questions arising from the operation of the Plan, to determine all questions of eligibility and the status and rights of Participants, Beneficiaries and others, and to establish rules for the administration of the Plan and the transaction of its business. Final determinations or actions of the Plan Administrator with respect to any questions arising out of or in connection with the administration of the Plan will be final and conclusive and binding upon all persons having an interest in the Plan. The Plan Administrator may delegate to other persons, all or such portion of their duties hereunder, other than those granted to the Trustee under the Trust Agreement, as the Plan Administrator, in his sole discretion, may decide.

         10.4 Records and Reports. The Plan Administrator will keep such accounts and records as he may deem necessary or proper in the performance of his duties under the Plan.

         10.5 Reporting and Disclosure. The Plan Administrator shall file all reports and returns required to be filed by the Plan (other than those which are the responsibility of the Trustee) with any governmental agency, shall make all disclosures to Employees, Participants and Beneficiaries, and shall make available for examination by said persons copies of all Plan documents, descriptions, returns and reports as may be required by applicable law or as specified herein.

         10.6 Named Fiduciary. The Trustee and the Plan Administrator shall be named fiduciaries under the Plan within the meaning of ERISA, with the division of responsibilities between them as set forth in this Plan and the Trust Agreement.

         10.7 Administrator. The Plan Administrator shall be the "administrator," as that term is defined in ERISA ss.3(16)(A) and Code ss.414(g), of this Plan.

         10.8 Interpretation of the Plan and Findings of Facts. The Plan Administrator shall have sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to make factual findings with respect to any issue arising under the Plan, to determine the rights and status under the Plan of Participants and other persons, to decide disputes arising under the Plan and to make any determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. In furtherance of, but without limiting, the foregoing, the Plan Administrator is hereby granted the following specific authorities, which he shall discharge in his sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Plan Administrator):

                  (a) To resolve all questions (including factual questions) arising under the provisions of the Plan as to any individual's entitlement to become a Participant;

                  (b) To determine the amount of benefits, if any, payable to any person under the Plan (including, to the extent necessary, making any factual findings with respect thereto); and

                  (c) To conduct the review procedure specified in Section 12.5.

All decisions of the Plan Administrator as to the facts of the case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question under the Plan shall be final and binding on all parties affected thereby, subject to the claims and review procedures under Section 12.5 of this Plan. The Plan Administrator shall direct the Trustee relative to benefits to be paid under the Plan and shall furnish the Trustee with any information reasonably required by it for the purpose of paying benefits under the Plan.

         10.9     Bonding, Insurance and Indemnity.

                  (a) Bonding. To the extent required under ERISA, the Company will obtain, pay for and keep current a bond or bonds with respect to the Plan Administrator, and any other Employee who receives, handles, disburses, or otherwise exercises custody or control of, any of the assets of the Plan.

                  (b) Insurance. The Company, in its discretion, may obtain, pay for and keep current a policy or policies of insurance, insuring the Plan Administrator, the members of the board of directors of the Company and other Employees to whom any fiduciary responsibility with respect to the administration of the Plan has been delegated against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such persons as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities and obligations under the Plan and any applicable law.

                  (c) Indemnity. If the Company does not obtain, pay for and keep current the type of insurance policy or policies referred to in subsection (b) above, or if such insurance is provided but any of the parties referred to in subsection (b) above incur any costs or expenses which are not covered under such policies, then the Company will indemnify and hold harmless, to the extent permitted by law, such parties against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such parties in performing their duties and responsibilities under this Plan, provided that such party or parties were acting in good faith within what was reasonably believed to have been the best interests of the Plan and its Participants.

                                   ARTICLE XI

           AMENDMENT, TERMINATION, MERGER, CONSOLIDATION AND ADOPTION


         11.1 Permanency of Plan. It is contemplated by the Company that the Plan and Trust shall be maintained permanently and that they shall constitute a qualified plan under Code ss.401 and a tax-exempt trust under Code ss.501, or any successor provisions. Nevertheless, the Company and the Employers must necessarily reserve and do hereby reserve the rights of amendment, termination and withdrawal as set forth in this Article.

         11.2     Right to Amend Plan.

                  (a) Amendment by the Company. The Company reserves the right, at any time, to modify or amend, in whole or in part, any or all of the provisions of the Plan, including specifically the right to make such amendments effective retroactively, if necessary or desirable, to bring the Plan into conformity with Code, ERISA, and any applicable regulations promulgated so that the Plan may continue to remain qualified and the Trust may continue to remain tax-exempt, or for any other purpose, subject to subsection (c) below. Any such amendment shall be in writing and shall be executed by an authorized officer of the Company.

                  (b) Amendment by Employer other than Company. An Employer other than the Company cannot at any time modify or amend, in whole or in part, any or all of the provisions of the Plan so long as such Employer continues to participate in this Plan. Such an Employer may, however, amend the provisions of any Exhibit to the Plan which refers specifically to said Employer, with the written approval of the Plan Administrator, or may cease to participate in this Plan at any time by giving written notice to the Company indicating the effective date of such termination of participation prior to such effective date unless waived by the Company. See Section 11.4 of this Plan.

                  (c) Restrictions on Amendments.

                           (i) Exclusive Benefit Rule. No modification or
                  amendment shall make it possible for Trust assets to be used for, or diverted to, purposes other than the exclusive benefit of Participants and their Beneficiaries in accordance with the exclusive benefit rule under Section 9.2 of the Plan herein, except as provided in Section 3.4.

                           (ii) Code ss.411(d)(6) Restrictions. No amendment to
                  the Plan shall be permitted that would have the effect of decreasing the Account balances of any Participant. Furthermore, no amendment shall be permitted that would have the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations under Code ss.411(d)(6)(B)(i)), if any, or, except as permitted under Treasury regulations, eliminating an "optional form of benefit" as defined in Treas. Reg. ss.1.411(d)-4(Q&A-1).

                           (iii) Code ss.411(a)(10) Vesting Restrictions. Any
                  amendment changing the vesting schedule of this Plan shall comply with the provisions of Section 5.2(c). For purposes of this paragraph (iii), an "amendment changing the vesting schedule" is any amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Account balances as described in Treas. Reg. ss.1.411(a)-8(c).

         11.3       Right to Terminate Plan.

                    (a) Termination by the Company. The Company reserves the right, at any time, to wholly or partially terminate the Plan. If the Plan is terminated by the Company, all Accounts of "affected" Participants within the meaning of Code ss.411(d)(3) as of the date of termination shall immediately become nonforfeitable and fully vested, to the extent funded. If the Plan is partially terminated by the Company or for whatever reason, all Accounts of those "affected" Participants within the meaning of Code ss.411(d)(3) shall, as of the date of partial termination, immediately become nonforfeitable and fully vested, to the extent funded. Furthermore, a "complete discontinuance of contributions" within the meaning of Treas. Reg. ss.1.411(d)-2(d) under the Plan shall be treated as a termination of the Plan for purposes of this subsection.

                    (b) Termination by Employer Other than Company. An Employer other than the Company cannot at any time terminate this Plan. Such an Employer may, however, cease to participate in this Plan at any time by giving written notice to the Company indicating the effective date of such termination of participation prior to such effective date unless waived by the Company. See Section 11.4 of this Plan.

                    (c) Distributions Upon Termination. If the Plan is terminated, the Account balances of affected Participants shall be either held in the Trust pursuant to the provisions of the Plan, transferred to another plan maintained by the Controlled Group which is qualified under Code ss.401(a), or distributed as soon as administratively feasible pursuant to Rev. Rul. 89-87, in the sole discretion of the Company. However, notwithstanding the preceding sentence, a distribution may not be made upon termination if the Controlled Group establishes or maintains any other defined contribution plan which is not an employee stock ownership plan. See also Sections 8.7(c)(v) for a similar restriction, and 11.5 for restrictions on transfers. Any distribution upon Plan termination must not eliminate or reduce an early retirement benefit or retirement-type subsidy, if any, (as defined in Treasury regulations under Code ss.411(d)(6)(B)(i)), or except as permitted under Treasury regulations, eliminate an optional form of benefit payment, unless the consent requirements of Section 8.7 are satisfied.

                    (d) Consent to Distribution or Transfer. If the Plan is terminated by the Company, then the Plan may distribute a Participant's Account balances without the

         Participant's consent unless a member of the Controlled Group maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code ss.4975(e)(7)), in which case, the Participant's Account balances may be transferred without the Participant's consent to such other defined contribution plan if the Participant does not consent to an immediate distribution from the Plan.

                  (e) Other Special Rules Upon Termination. See Treas. Reg. ss.1.411(d)-4(Q&A-2)(b)(2)(iii) and (vi) for special rules regarding amendments which may be made to this Plan upon termination.

         11.4 Termination of Participation in Plan by Employer other than Company. An Employer other than the Company may cease to participate in this Plan at any time by giving written notice to the Company indicating the effective date of such termination of participation prior to such effective date unless waived by the Company, and, in such event, the Account balances of Participants who are Employees of such Employer or who were Employees of such Employer and who are no longer Employees of any Employer shall be either held in the Trust for the benefit of such Participants and their Beneficiaries pursuant to the provisions of the Plan, or transferred to another plan of such Employer ceasing participation which is a qualified plan under Code ss.401(a) if the Company approves of such transfer and if the requirements of Section 11.5 of this Plan are, in the opinion of the Company in its sole discretion, satisfied. Such other plan of such Employer ceasing participation may be amended or terminated at any time and in any manner by such Employer, subject to the restrictions of subsection (b) of Section 11.2 herein.

         11.5     Merger, Consolidation, or Transfer of Assets.

                  (a) Code ss.401(a)(12) Restriction. The Plan shall not be merged or consolidated with any other plan, and its assets and liabilities may not be transferred to any other trust, unless each Participant, immediately after the merger, consolidation or transfer (if the Plan then is terminated), would receive a benefit which is equal to or greater than the benefit he would have been entitled to receive, and would be entitled to each benefit payment option to which he would have been entitled, immediately before the merger, consolidation or transfer (if the Plan is then terminated).

                  (b) Code ss.401(a)(11) Restriction. Subject to subsection
         (c) below, this Plan may be the recipient of a transfer of assets from, or may transfer assets to, another plan qualified under Code ss.401(a) subject to the approval of the Company; provided, however, in no event shall this Plan be the recipient of a direct or indirect transfer of assets if such receipt would make this Plan a "transferee plan" within the meaning of Treas. Reg. ss.1.401(a)-20(Q&A-5)(a), unless such assets are separately accounted for (within the meaning of Treas. Reg. ss.1.401(a)-20(Q&A-5)(b)) and are subject to the requirements of Code ss.401(a)(11).

                  (c) Code ss.411(d)(6) Restriction. This Plan may be the recipient of a transfer of assets from, or may transfer assets to, another plan qualified under Code ss.401(a) in accordance with subsection (b) above only if such transfer satisfies the provisions of Treas. Reg. ss.1.411(d)-4(Q&A-3).

                    (d) If another plan is merged into this Plan after the effective date of a change in the plan qualification requirements of the Code, then the provisions of this Plan that are intended to comply with those changed plan qualification requirements shall be deemed to relate back to, and to apply to, the plan that is merged into this Plan during periods of time from the effective date of the change in the plan qualification requirements of the Code through the date of the plan merger.

         11.6       Adoption of Plan by Controlled Group Members.

                    (a) Procedures for Adoption of Plan. This Plan may be adopted by any member of the Controlled Group if the following requirements are met:

                              (i) The member of the Controlled Group wishing to
                    become an Employer must adopt the Plan by the execution of a formal resolution by such member's board of directors to adopt this Plan, and such resolution or a merger amendment, as appropriate, shall indicate the effective date of such adoption; and

                              (ii) Such document(s) evidencing the adoption of
                    the Plan by the Controlled Group member must be delivered to and accepted in writing by the Plan Administrator or approved by resolution of the board of directors of the Company.

         The documents referred to in paragraphs (i) and (ii) of this Section shall be attached hereto and made a part of the Plan. Such documents may, in addition to specifying the effective date of the adoption, specify other provisions including, but not limited to, credit for service prior to the effective date for eligibility and vesting purposes, and contributions for each adopting Employer. In addition, Exhibit A hereto shall reflect any such special provisions with respect to contributions. In the absence of any such provisions, the terms and provisions of this Plan shall control.

                    (b) Procedures for Withdrawal from Plan. Any Employer may voluntarily withdraw from participating in the Plan, provided that notice of such intent to discontinue participation is furnished to the Company prior to the effective date of the withdrawal, unless waived by the Company. The Company unilaterally may terminate an adopting Employer's participation in the Plan for:

                           (i) failure to timely provide requested information;

                           (ii) failure to timely make contributions;

                           (iii) failure to cooperate with the Company in
                  administering the Plan; or

                           (iv) for any other reason that the Company deems
                  appropriate.

                    (c) Transfer of Assets. Upon the voluntary withdrawal or involuntary termination of an Employer's participation in the Plan, the Company shall determine the amount of assets and liabilities of the Plan (if any) which shall be transferred to a qualified plan of the withdrawing Employer. This determination shall be made based upon principles set forth in Code ss.ss.401(a)(12) and 414(l) and the regulations promulgated thereunder. Any transfer of assets and liabilities under this subsection (c) shall comply with the provisions of Section 11.5.

                    (d) Apportionment of Costs. The Company and all Employers shall share in the costs of the Plan (other than those costs paid from the Trust Fund in accordance with Section 10.2), including but not limited to, the contributions to the Plan, the costs of the Plan Administrator, the costs of the consultants (actuaries, accountants, attorneys, etc.) and various other direct and indirect costs of operating the Plan which may initially be borne by the Company or any Employer but which are determined by the Plan Administrator to be costs associated with the Plan. The Plan Administrator shall apportion these costs to the Company and each Employer as it deems to be equitable.

                    (e) Cooperation. Each Employer shall cooperate fully with the Company and the Plan Administrator with regard to all matters pertaining to the Plan. Any failure to cooperate will be grounds for the involuntary termination of that Employer's participation in the Plan.

                                   ARTICLE XII

                               GENERAL PROVISIONS


         12.1 Participant's Rights to Employment, Etc. Nothing contained in the Plan or the establishment of the Trust, or any modification thereof, or the creation of any fund or account, or the payment of any benefits, shall be construed to give any Employee, whether or not a Participant, or any Beneficiary, any rights to continued employment, any legal or equitable right against an Employer, or any officer or employee thereof, or the Trustee, or its agents or employees, except as herein provided.

         12.2 No Guarantee of Interests. The Employer, the Plan Administrator and the Trustee do not guarantee the Trust Fund from any loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Employer, and the Plan Administrator to make payments hereunder is limited to the available assets of the Trust Fund.

         12.3 Standard of Conduct. Any person who is a fiduciary with respect to this Plan shall: (i) discharge his duties solely in the interest of and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying the reasonable administrative expenses of the Plan, and shall conduct himself with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (ii) act at all times in accordance with the documents governing the Plan and Trust as they may be amended from time to time;
(iii) not engage in nor allow the Plan or Trust to engage in any transaction which is prohibited under ERISA ss.406 and which is not allowed by ERISA ss.408 or is prohibited under Code ss.4975; (iv) not knowingly participate in or conceal an act of another fiduciary under the Plan which he knows to involve a breach of fiduciary duty within the meaning ERISA; and (v) make reasonable efforts under the circumstances to remedy a breach of duty described in subsection (iv) discovered by him.

         12.4 Allocation of Duties. All responsibilities for the operation and administration of the Plan shall be allocated as follows:

                  (a) The Employer shall furnish to the Trustee information with respect to service, eligibility, compensation, termination of employment and other matters required or desirable for the purpose of enabling the Trustee to carry out its duties and responsibilities under this Plan and Trust, and the Trustee may rely upon such information as conclusive proof of any fact or matter. The Employer shall also transmit to the Trustee, all Employer and Employee contributions under the Plan, and the Company shall determine the amount of all such contributions.

                  (b) The Plan Administrator shall have those duties and responsibilities set forth in Article X.

                  (c) The Trustee shall have responsibility for managing and administering the Trust Fund subject to the terms and provisions of this Plan and the Trust Agreement. The Trustee shall have responsibility for making benefit payments only upon the specific written direction of the Plan Administrator.

         12.5     Claims Procedure.

                  (a) Filing a Claim. All claims and requests for benefits under the Plan shall be directed to the attention of the Plan Administrator in writing. The writing must be reasonably calculated to bring the claim to the attention of the Plan Administrator.

                  (b) Notification of Denial. If the Plan Administrator determines that any individual who has claimed a right to receive benefits under the Plan (the "claimant") is not entitled to receive all or any part of the benefits claimed, the claimant shall be informed in writing of the specific reason or reasons for the denial, with specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why said material or information is necessary and a description of the review procedures set forth in subsection (d) below.

                  (c) Timing of Notification. The claimant shall be so notified of the Plan Administrator's decision within 90 days after the receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the Plan Administrator shall furnish the claimant written notice of the extension prior to the termination of the initial 90-day period. In no event shall said extension exceed a period of 90 days from the end of said initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a final decision. If for any reason, the claimant is not notified within the period described above, the claim shall be deemed denied and the claimant may then request review of said denial, subject to the provisions of subsection (d) below.

                  (d) Review Procedures. The claimant or his duly authorized representative may, within 60 days after notice of the Plan Administrator's decision, request a review of said decision, review pertinent documents and submit to the Plan Administrator such further information as will, in the claimant's opinion, establish his rights to such benefits. If upon receipt of this further information, the Plan Administrator determines that the claimant is not entitled to the benefits claimed, the Plan Administrator shall afford the claimant or his representative reasonable opportunity to submit issues and comments in writing and to review pertinent documents. If the claimant wishes, he may request in writing that the Plan Administrator hold a hearing. The Plan Administrator may, in his discretion, schedule an opportunity for a full and fair hearing on the issue as soon as is reasonably possible under the circumstances. The Plan Administrator shall render his final decision with the specific reasons therefor in writing and in a manner calculated to be understood by the claimant.

                    (e) Timing of Final Decision. The Plan Administrator's final decision shall include specific references to the pertinent Plan provisions on which the decision is based, and shall be transmitted to the claimant by certified mail within 60 days of receipt of claimant's request for such review, unless special circumstances require a further extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension.

         12.6       Nonalienation or Assignment; QDRO's.

                    (a) Spendthrift Clause. Except as provided in Section 8.11 above and in subsection (b) below, (i) none of the benefits under the Plan is subject to the claims of creditors of Participants or their Beneficiaries, and will not be subject to attachment, garnishment, or any other legal process whatsoever, and (ii) neither a Participant nor his Beneficiaries may assign, sell, borrow on, or otherwise encumber any of his beneficial interest in the Plan and Trust Fund, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Participant or Beneficiary. Notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participant's benefit under the Plan, to the extent permitted under Code ss. 401(a)(13)(C); provided that the requirements of Code ss. 401(a)(13)(C)(iii) relating to the protection of the Participant's spouse (if any) are satisfied.

                    (b)       Qualified Domestic Relations Orders.

                              (i) General Rule. The provisions of subsection (a)
                    above shall not apply to a "qualified domestic relations order," as defined in Code ss.414(p) and ERISA ss.206(d)(3), or any other domestic relations order permitted to be treated as a "qualified domestic relations order" by the Plan Administrator under the provisions of the Retirement Equity Act of 1984. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. To the extent provided under a "qualified domestic relations order," a former Spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                              (ii)          QDRO Procedures.

                                            (A) Procedure Upon Receipt. Upon
                              receiving a domestic relations order, the Plan Administrator shall notify all affected Participants and any alternate payees (Spouse, former spouse, child or other dependent of the Participant named in the order) that the order has been received. The Plan Administrator shall also notify the affected Participants and alternate payees of its procedure for determining whether the domestic relations order is qualified.

                                    (B) Procedure During Determination. During
                           the period the Plan Administrator is determining the qualified status of the order, the Plan Administrator shall separately account for the amount (if any) that would be payable to an alternate payee under this order (if it were a qualified domestic relations order) during this period. If the Plan Administrator determines the order is a qualified domestic relations order during the 18-month period commencing on the date the first payment would be required under the qualified domestic relations order, then the alternate payee shall receive payment from the separate account. If the Plan Administrator cannot make a determination of the order's qualified status during this 18-month period (or determines the order is not a qualified domestic relations order), then the Trustee shall return the amounts in the separate account to the account of the affected Participant as if no court order had been received.

                           (iii)    QDRO Payouts.

                                    (A) Payment Upon Receipt of QDRO.
                           Notwithstanding any provision of this Plan to the contrary, any amounts of a Participant's vested Account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations order under paragraph (ii) above, become the vested Account balances of an alternate payee under such order shall be distributed in the form of a single lump-sum payment to the alternate payee as of the earliest date on which such amounts can be accurately determined and paid, subject to any provisions of the qualified domestic relations order to the contrary. No written consent of the alternate payee shall be required for this distribution pursuant to Treas. Reg. ss.1.411(a)-11(c)(6).

                                    (B) Subsequent Additional Amounts. The
                           preceding subparagraph (A) shall apply to any amounts of a Participant's vested Account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations under subsection (b) above, become the vested Account balances of an alternate payee under such order after a payment under subparagraph (A) above due to additional vesting, allocation of contributions or earnings, or any other reason.

                           (iv) Status of Alternate Payee. An alternate payee
                    under a qualified domestic relations order shall be entitled to all rights of a Beneficiary hereunder except as otherwise specified herein.

         12.7 Plan Continuance Voluntary. Although it is the intention of the Employer that this Plan shall be continued and that contributions shall be made regularly, this Plan is entirely voluntary on the part of the Employer, and the continuance of the Plan and the payments hereunder are not assumed as a contractual obligation of the Employer.

         12.8 Payments to Minors and Others. In making any distribution to or for the benefit of any minor or incompetent Participant or Beneficiary, or any other Participant or Beneficiary who, in the opinion of the Plan Administrator, is incapable of properly using, expending, investing, or otherwise disposing of such distribution, the Plan Administrator, in the Plan Administrator's sole and complete discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of any incompetent, or to any adult with whom such person temporarily or permanently resides; and any such guardian, committee, relative, or other person shall have full authority and discretion to expend such distribution for the use and benefit of such person; and the receipt of such guardian, committee, relative, or other person shall be a complete discharge to the Trustee, the Plan Administrator, and this Plan, without any responsibility on the part of the Plan Administrator or the Trustee to see to the application of amounts so distributed.

         12.9 Location of Payee; Unclaimed Benefits. In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the expiration of a reasonable time after it has become payable, remain unpaid solely by reason of the inability of the Plan Administrator, after sending a registered letter, return receipt requested, to the last known address of such person, and after further diligent effort (including requests to the Internal Revenue Service under Policy Statement P-1-187), to ascertain the whereabouts of such person, the amount so distributable shall be paid pursuant to the terms and provisions of the Plan as if the Participant or Beneficiary is deceased. If, for any reason, no Beneficiary or contingent Beneficiary can be found, the amount so distributable shall be forfeited and shall be used to reduce the contributions to the Plan. In the event a proper payee is located subsequent to the benefit being forfeited, the benefit shall be restored, and the Employer shall make special contributions to this Plan for such purpose.

         12.10 Governing Law. This Plan shall be administered in the United States of America, and its validity, construction, and all rights hereunder shall be governed by the laws of the United States under ERISA. To the extent that ERISA shall not be held to have preempted local law, the Plan shall be administered under the laws of the State of Georgia. If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         12.11 Correction of Participants' Accounts. If an error or omission is discovered in the Accounts of a Participant, or in the amount distributed to a Participant, the Plan Administrator will make such equitable adjustments in the records of the Plan as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered. Further, the Employer may, in its discretion, make a special contribution to the Plan which will be allocated by the Plan Administrator only to the Account of one or more Participants to correct such error or omission.

         12.12 Action of Employer and Plan Administrator. Except as may be specifically provided, any action required or permitted to be taken by the Employer or the Plan Administrator may be taken on behalf of such person by any entity or individual who has been delegated the proper authority.

         12.13 Employer Records. Records of the Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefore, leaves of absence, reemployment, compensation, and elections or designations under this Plan will be conclusive on all persons, unless determined by the Plan Administrator to be incorrect.

         12.14 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

         12.15 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan, and are not to be considered in the construction hereof.

         12.16 Liability Limited. To the extent permitted by ERISA and other applicable law, neither the Plan Administrator nor the Employer shall be liable for any acts of omission or commission in administering the Plan, except for his or its own individual, willful misconduct. The Employer and the Plan Administrator shall be entitled to rely conclusively on all tables, valuations, certificates, opinions and reports which shall be furnished by an actuary, accountant, trustee, insurance company, counsel or other expert who shall be employed or engaged by the Plan Administrator or the Employer.

         12.17 Prohibited Discrimination. This Plan shall be operated and administered in a uniform and consistent manner with respect to all Participants and in a manner which does not discriminate in favor of Highly Compensated Employees.

         12.18 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

         12.19 Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss. 414(u). "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

         12.20 Electronic Means of Communication. Whenever, under this Plan, a Participant or Beneficiary is required or permitted to make an election, provide a notice, give a consent, request a distribution, execute a promissory note or security agreement, or otherwise communicate with the Employer, the Plan Administrator, the Trustee or a delegate of any of them, to the extent permitted by law, the election, notice, consent, distribution request, promissory note or security agreement, or other communication may be transmitted by means of telephonic or other electronic communication, if the administrative procedures under the Plan provide for such means of communication.

         12.21 Plan Conversions. Notwithstanding any provision of the Plan to the contrary, during any conversion period, in accordance with procedures established by the Plan Administrator, the Plan Administrator may temporarily suspend, in whole or in part, certain provisions of the Plan, which may include, but are not limited to, a Participant's right to change his contribution election, a Participant's right to change his investment election and a Participant's right to borrow or withdraw from his Account or obtain a distribution from his Account.

                                  ARTICLE XIII

                SPECIAL RULES APPLICABLE TO TOP HEAVY PLAN YEARS


         13.1 Top-Heavy Provisions. If and only if, this Plan is a Top-Heavy Plan, the following provisions shall apply for such Plan Year notwithstanding any other provisions of this Plan to the contrary:

                    (a)       Minimum Allocation.

                              (i) For any Plan Year in which this Plan is a
                    Top-Heavy Plan, except as otherwise provided in paragraph
                    (iii) below, the contributions and forfeitures of members of the Controlled Group allocated on behalf of any Participant
                    (A) who is not a Key Employee and (B) who was employed by an Employer on the last day of such Plan Year shall not be less than the lesser of 3% of such Participant's Compensation or, in the case where no member of the Controlled Group has a defined benefit plan which designates this Plan to satisfy Code ss.401, the largest percentage of contributions and forfeitures of members of the Controlled Group, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make Elective Contributions to the Plan, or (iii) the Participant's Compensation is less than a stated amount.

                              (ii) For purposes of computing the minimum
                    allocation, Compensation shall mean Compensation as defined in Section 4.2(b) of the Plan, limited pursuant to Section 1.15(e).

                              (iii) The provision in paragraph (i) above shall
                    not apply to any Participant to the extent the Participant is covered under any other plan or plans of a member of the Controlled Group and the Employer has provided that the minimum allocation or benefit requirement applicable to Top-Heavy Plans under Code ss.416(c) will be met in the other plan or plans.

                              (iv) For purposes of this subsection (a), Elective
                    Contributions of Key Employees shall be taken into account, but Elective Contributions of Employees who are not Key Employees shall not be taken into account.

                              (v) For purposes of this subsection (a), any
                    Qualified Nonelective Contributions shall be taken into account; however, Qualified Matching Contributions, and Matching Elective Contributions shall not be taken into account.

                              (vi) If an Employer also maintains a defined
                    benefit plan and both this Plan and the defined benefit plan become Top-Heavy Plans, the minimum allocation provisions in this Article will not be required to be made to both plans. Thus, if both plans are Top-Heavy Plans, the requirements of this Article will be satisfied by providing the minimum required benefit under the Employer's defined benefit plan.

                    (b) Minimum Vesting. For any Plan Year in which this Plan is a Top-Heavy Plan, the following minimum vesting schedule will automatically apply in place of the vesting schedule contained in
         Section 5.2(b) of the Plan:

            Years of Vesting Service Earned by                             Vested Percentage of the
                      the Participant                                 Participant in Forfeitable Account
     -------------------------------------------------------------------------------------------------------
           Less than 3 Years                                               0% vested
     -------------------------------------------------------------------------------------------------------
           3 or more Years                                               100% vested
     -------------------------------------------------------------------------------------------------------

The minimum vesting schedule applies to all accrued benefits within the meaning of Code ss.411(a)(7), including benefits accrued before the Plan became Top-Heavy, except those attributable to Rollover Contributions or Elective Contributions or those forfeited before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this subsection
(b) does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to contributions and forfeitures of members of the Controlled Group will be determined without regard to this subsection (b).

         13.2 Top-Heavy Special Definitions. For purposes of this Article, the following terms shall have the following meanings:

                  (a) Top-Heavy Ratio.

                           (i) If a member of the Controlled Group maintains one
                  or more defined contribution plans (including any simplified employee pension plan) and a member of the Controlled Group has never maintained any defined benefit plan which during the 5 year period ending on the Determination Date(s) has or had accrued benefits, the Top-Heavy Ratio for this Plan alone, or for the Required or Permissive Aggregation Group as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plan or plans as of the Determination Date(s) (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)) of all Participants as of the Determination Date(s), both computed in accordance with Code ss.416 and the regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account on that date under Code ss.416 and the regulations thereunder.

                           (ii) If a member of the Controlled Group maintains
                  one or more defined contribution plans (including any simplified employee pension plan) and a member of the Controlled Group maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plans for all Key Employees, as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all Participants, as determined in accordance with paragraph (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plans for all Participants as of the Determination Date(s), all determined in accordance with Code ss.416 and the regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are adjusted by adding back the amount of any distribution of an account balance or an accrued benefit made in the 5-year period ending on the Determination Date and any contribution not actually made but required to be taken into account under Code ss.416 as of the Determination Date.

                           (iii) For purposes of this subsection (a), the value
                  of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code ss.416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. If an individual has not performed an Hour of Service for any Employer maintaining the Plan at any time during the 5 year period ending on the Determination Date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account in determining the Top-Heavy Ratio. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss.416 and the regulations thereunder. When aggregating plans, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                           (iv) The accrued benefit of any Employee (other than
                  a Key Employee) shall be determined (A) under the method which is used for accrual purposes for all plans of the Controlled Group, or (B) if there is no method described in clause (A), as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code ss.411(b)(1)(C).

                  (b) Permissive Aggregation Group. The Required Aggregation Group of plans plus any other plan or plans of the Controlled Group which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code ss.ss.401(a)(4) and 410.

                  (c) Required Aggregation Group. (i) Each qualified plan of the Controlled Group in which at least one Key Employee participates or participated at any time during the determination period (as defined in subsection (f) below) regardless of whether the plan has terminated, and (ii) any other qualified plan of the Controlled Group which enables a plan described in (i) to meet the requirements of Code ss.ss.401(a)(4) and 410.

                  (d) Determination Date. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

                  (e) Present Value. For purposes of establishing Present Value to compute the Top-Heavy Ratio, any accrued benefit in a defined benefit plan shall be discounted only for mortality and interest based on the interest rate and mortality table used by the defined benefit plan for determining the actuarial present value of actuarially equivalent benefits unless the defined benefit plan specifically defines alternative interest and mortality assumptions to be used in determining the Top-Heavy Ratio. If more than one defined benefit plan must be aggregated, the assumptions used will be the assumptions applicable to the defined benefit plan that has the greatest value of assets as of the Valuation Date coincident with the Determination Date.

                  (f) Key Employee. Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of a member of the Controlled Group if such individual's annual Compensation from members of the Controlled Group exceeds 50% of the dollar limitation under Code ss.415(b)(1)(A), an owner (or considered an owner under Code ss.318) of one of the 10 largest interests in the Employer if such individual's Compensation from members of the Controlled Group exceeds 100% of the dollar limitation under Code ss.415(c)(1)(A), a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual Compensation from members of the Controlled Group of more than $150,000. Annual Compensation means Compensation as defined in Section 4.2(b) of this Plan, but including amounts contributed by a member of the Controlled Group pursuant to a salary reduction agreement which are excludable from gross income under Code ss.ss.125, 402(a)(8), 402(h) or 403(b). The determination period is the Plan Year containing the Determination Date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code ss.416(i)(1) and the regulations thereunder.

                    (g) Top-Heavy Plan. This Plan is a Top-Heavy Plan if any of the following conditions exist:

                              (i) If the Top-Heavy Ratio for this Plan exceeds
                    60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                              (ii) If this Plan is a part of a Required
                    Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

                              (iii) If this Plan is a part of a Required
                    Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.


                  IN WITNESS WHEREOF, this Plan has been executed by the Company this 11th day of May, 1999.


                                         COMPANY:

                                         FLOWERS INDUSTRIES, INC.


                                         By:/s/ Jimmy M. Woodward
                                            ----------------------------------
                                             Title: TREASURER
                                                   ---------------------------

                                   APPENDIX I

                 SPECIAL PROVISIONS RELATING TO ANNUITY PAYMENTS


         1.1 Forms of Benefit for Certain Accounts. As a consequence of the merger of certain other plans into this Plan, applicable law requires that particular distribution provisions apply to certain accounts of affected Participants. Therefore, notwithstanding any provisions of this Plan to the contrary, except as noted, the following automatic forms of benefits shall apply with respect to those Accounts (but no other accounts) of Participants held under this Plan which are expressly stated to be subject to the following provisions of this Appendix (herein "Applicable Accounts"):

                  (a)      Qualified Joint and Survivor Annuity.

                           (i) Definition. A Participant who is married as of
                  his Annuity Starting Date shall automatically have the vested value of his Applicable Accounts applied to purchase a Qualified Joint and Survivor Annuity, unless he properly waives the Qualified Joint and Survivor Annuity. Such monthly benefit must be of equivalent actuarial value to the amount of monthly retirement benefit the Participant would receive on his Annuity Starting Date in the form of a straight life annuity with no certain period.

                           (ii) Written Explanation. With regard to a Qualified
                  Joint and Survivor Annuity as described above, the Plan Administrator shall, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, provide each Participant who has an Applicable Account, within a reasonable period prior to the commencement of benefits, a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

                           (iii) Waiver of Automatic Form. A Participant's
                  election to waive the payment of his benefit in the form of a Qualified Joint and Survivor Annuity shall be effective only if all of the following requirements are met: (a) such waiver is made during the 90-day period ending on the Participant's Annuity Starting Date; (b) the election specifies a form of benefit which may not be changed without spousal consent; (c) the Participant's Spouse consents in writing to the form of benefit; (d) such selection by the Participant may not be changed without a consent of the Spouse; and (e) any such spousal consent acknowledges the effect of such election and is witnessed by a representative of the Plan Administrator or a notary public. However, spousal consent will not be required if it is established to the satisfaction of the Plan Administrator that such spousal consent cannot be obtained (i) because there is no Spouse, (ii) because the Spouse cannot be located, or (iii) because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any election by the Participant to waive the Qualified Joint and Survivor Annuity may be revoked by the Participant during the 90-day period ending on the Participant's Annuity Starting Date. A Participant's election to waive the Qualified Joint and Survivor Annuity and any revocation of such election may be made solely by an instrument (in a form acceptable to the Plan Administrator) signed by the Participant and filed with the Plan Administrator during such election period. The Participant or the Participant's Spouse must furnish evidence satisfactory to the Plan Administrator of their marriage and of their dates of birth. If a Participant's benefit commences under the Qualified Joint and Survivor Annuity and the Participant's Spouse dies on or after the Participant's Annuity Starting Date and while the Participant is living, the Participant's reduced benefit will not be increased thereby.

                  (b) Life Annuity. A Participant who is not married as of his Annuity Starting Date shall automatically have the value of his vested Applicable Accounts applied to purchase a straight life annuity with no period certain, unless he elects an optional form under other provisions of this Plan. A Participant electing to receive an optional form must give written consent not more than 90 days before the Participant's Annuity Starting Date.

                  (c) Qualified Preretirement Survivor Annuity. The Surviving Spouse of a Participant (i) who is married at the time of his death,
         (ii) who has a vested Applicable Account balance, and (iii) who dies before his Annuity Starting Date, shall automatically receive a Qualified Preretirement Survivor Annuity purchased with the value of the Participant's vested Applicable Accounts. A Surviving Spouse may, however, elect to receive the value of the Participant's vested Applicable Accounts in any of the optional forms allowed under other provisions of this Plan.

         1.2 Annuities. If an annuity is one of the forms of payment available to Participants or Beneficiaries under this Plan, the terms of any annuity contract purchased or distributed by the Plan to a Participant or to his Beneficiary shall comply with the requirements of this Plan. Any annuity contract distributed from the Plan must be nontransferable.

         1.3 Death On or After Benefit Commencement Date. In the event of the death of a Participant on or after his Benefit Commencement Date, if the Participant was receiving annuity payments, the benefit, if any, for a Beneficiary shall be determined by the form of annuity which the Participant was receiving, notwithstanding any provision of this Plan to the contrary.

         1.4 Valuation of Accounts for Payments. If a Participant or Beneficiary receives his benefit available under this Plan in the form of an annuity contract under this Appendix, the amount used to purchase such contract for the Participant or Beneficiary shall be determined using the Participant's or Beneficiary's Benefit Amount valued as of the date of the distributable event.

         1.5      Definitions.

                  (a) Annuity Starting Date shall mean, with respect to a payee,
         (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the payee to such benefit, in accordance with Treas. Reg. ss.1.401(a)-20(Q&A-10)(b), Code ss.417(f)(2) and Notice 93-26, and
         determined pursuant to the provisions of this Plan.

                  (b) Qualified Joint and Survivor Annuity shall mean an annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse, under which the Spouse's monthly benefit is not more than 100% and not less than 50% of the amount of the Participant's monthly benefit, purchased with the Participant's entire vested Applicable Accounts. In the case of a "Qualified Joint and 50% Survivor Annuity," the Spouse's monthly benefit shall be 50% of the amount of the Participant's monthly benefit, and in the case of a "Qualified Joint and 100% Survivor Annuity," the Spouse's monthly benefit shall be 100% of the amount of the Participant's monthly benefit. The exact percentage of the survivor benefit shall be specified under the Plan provisions expressly stating that this Appendix is applicable.

                  (c) Qualified Preretirement Survivor Annuity shall mean, with respect to a Participant, an annuity for the life of the Participant's Surviving Spouse purchased with the Participant's entire vested Applicable Account balances.

                                   APPENDIX II

                   SPECIAL PROVISIONS REGARDING MERGER OF THE
            MRS. BOEHME'S HOLSUM BAKERY, INC. 401(k) RETIREMENT PLAN
                             WITH AND INTO THE PLAN


         2.1 General Provisions. Effective as of April 1, 1995 ("Boehme's Merger Effective Date"), the Mrs. Boehme's Holsum Bakery, Inc. 401(k) Retirement Plan ("Boehme's Plan") is merged with and into the Plan. The Plan shall, as of the Boehme's Merger Effective Date, assume all obligations of the Boehme's Plan and be responsible for payment of all vested benefits accrued under the terms and provisions of the Boehme's Plan for (i) participants participating in the Boehme's Plan immediately prior to the Boehme's Merger Effective Date, and (ii) former participants and beneficiaries with vested benefits under the Boehme's Plan immediately prior to the Boehme's Merger Effective Date. Such participants and beneficiaries shall, as of the Boehme's Merger Effective Date, automatically become Participants in the Plan with respect to such account balances. The Plan shall provide for said payment of benefits with the assets transferred to the Trust accompanying this Plan as set forth in Section 2.3 of this Appendix.

         2.2 Separate Accounting. The account balances of each participant in the Boehme's Plan shall be maintained in separate accounts as follows:

                  (a) Amounts transferred attributable to "Elective Deferral Contributions" allocated to a participant under the Boehme's Plan shall be held in a special segregated Boehme's Elective Deferral Contributions Account.

                  (b) Amounts transferred attributable to "Matching Contributions" allocated to a participant under the Boehme's Plan shall be held in a special segregated Boehme's Matching Contributions Account.

                  (c) Amounts transferred attributable to "Rollover Contributions" allocated to a participant under the Boehme's Plan shall be held in a special segregated Boehme's Rollover Account.

All such accounts shall be collectively referred to as "Boehme's Accounts."

         2.3 Transfer of Plan Assets. Effective as of the Boehme's Merger Effective Date, the assets of the Boehme's Plan which are held by the trustee of the trust accompanying the Boehme's Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of this Plan and its accompanying Trust for the exclusive benefit of Participants and Beneficiaries under the Plan, including the provisions of Appendix I and this Appendix.

         2.4 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Appendix is made on the condition that subsection (a) of Section 11.5 of the Plan is satisfied.

         2.5      Forms of Benefits for Boehme's Accounts.

                  (a) In General. Notwithstanding any provisions of this Plan to the contrary except as noted, the Boehme's Accounts of Participants held under this Plan shall be "Applicable Accounts" for purposes of Appendix I, and shall be subject to the terms and provisions of Appendix I. For purposes of Appendix I, the Qualified Joint and Survivor Annuity referred to in such Appendix shall be a Qualified Joint and 50% Survivor annuity.

                  (b) Additional Optional Methods. Subject to the requirements set forth in subsection (a) above, a Participant who has a vested Boehme's Account balance may elect by written notice to the Plan Administrator at least 31 days prior to his Annuity Starting Date that the value of his Boehme's Accounts shall be distributed in the form of a lump sum cash payment, or in the form of an annuity contract, or partly in the form of a lump sum cash payment and partly in the form of an annuity contract. The annuity contract shall provide a fixed or variable annuity benefit, or a combination of a fixed and a variable annuity benefit, as chosen by the Participant. The Plan Administrator shall select the insurance company from which the annuity contract shall be purchased. The following forms of annuity benefit are available with respect to the Boehme's Accounts:

                           (i) Joint and 100% Survivor Annuity. An annuity
                  benefit under which the Participant will receive fixed monthly payments for life, and upon his death monthly payments in the same amount will continue to the spouse to whom the Participant was married at the time the annuity contract was purchased, for the life of that spouse.

                           (ii) Term Certain and Life Annuity. An annuity
                  benefit under which the Participant will receive monthly payments for life, and upon his death prior to the receipt of either 120 or 180 monthly payments (as elected in advance by the Participant), monthly payments in the same amount will continue to the designated beneficiary for the balance of the 120-month or 180-month period (as the case may be).

                           (iii) Contingent Annuitant - Ten Year Certain and
                  Life Annuity. An annuity benefit under which the Participant will receive monthly payments for life. If the Participant dies before receiving 120 monthly payments, payments will continue in the same amount to a contingent annuitant until a total of 120 monthly payments have been made to the Participant and the contingent annuitant. Thereafter monthly payments equal to 50% or 100% of the monthly payments during the Participant's lifetime (as elected in advance by the Participant) will continue to the contingent annuitant for the life of the contingent annuitant. If both the Participant and the contingent annuitant die before a total of 120 monthly payments have been made, payments in the same amount that the contingent annuitant was receiving will continue to a designated beneficiary until a total of 120 monthly payments have been made.

                           (iv) Flexible Installment Refund Annuity. An annuity
                  benefit under which the balance in the Boehme's Accounts will be distributed in monthly payments over the Participant's life expectancy as determined in accordance with applicable Internal Revenue Service tables. The life expectancy will be redetermined annually. If the Participant dies, the remaining balance will be distributed to a designated beneficiary in a lump sum.

                           (v) Installment Refund Annuity. An annuity benefit
                  under which the balance in the Boehme's Accounts will be distributed in monthly payments over a period certain of 5, 10, or 15 years, at the end of which time all payments will stop. If the Participant dies before the end of the period certain that the Participant has selected, payments will continue to a designated beneficiary for the remainder of the period certain and will then stop.

         2.6 Benefits Upon Death. In the event of the death of a Participant prior to his Benefit Commencement Date, then the Participant's Boehme's Accounts will be paid to the Surviving Spouse in the form of a Qualified Preretirement Survivor Annuity in accordance with Appendix I, Sections 1.1(c) and 1.5(c).

         2.7 Vesting. The portion of a Participant's Account attributable to the Boehme's Accounts, determined as of April 1, 1995, shall at all times be fully vested to such Participant. On and after April 1, 1995, the Account of a Participant who was previously a participant in the Boehme's Plan (excluding the portion of the Account attributable to the Boehme's Accounts) shall be vested in accordance with either the following vesting schedule, or the vesting provisions set forth in Section 5.2 of the Plan, whichever results in the greater vested percentage for a Participant:

       Years of Vesting Service                           Vested Percentage
       Earned by the Participant                         of the Participant
       -------------------------                         ------------------
           Less than 3 years                                      0%
                3 years                                          20%
                4 years                                          40%
                5 years                                          60%
                6 years                                          80%
            7 years or more                                     100%

         2.8 In-Service Withdrawals. Amounts in the Boehme's Elective Deferral Contributions Account (excluding investment earnings attributable to periods after December 31, 1988) may be withdrawn by the Participant in accordance with the provisions of Section 8.10 of this Plan. In addition, in the case of a Participant who has a Boehme's Rollover Account, such a Participant may elect to withdraw once during each Plan Year any amount up to 100% of the value of that portion of his Account attributable to the Boehme's Rollover Account. The Participant shall notify the Plan Administrator in writing of his election to make a withdrawal from the Boehme's Rollover Account. Any such election shall be effective as of the date specified in such notice, which date must be at least 15 days after the notice is filed.

         2.9 Hours of Service. Effective as of the Boehme's Merger Effective Date, service with Mrs. Boehme's Holsum Bakery, Inc. shall be treated as service with an Employer for all purposes under this Plan, even though said service may have been rendered prior to the time when said company became a member of the Controlled Group. This provision shall be effective for all employees of said company who remained or became employed by any member of the Controlled Group as of the date the company became a member of the Controlled Group. This provision shall not, however, be construed to permit participation in the Plan prior to the adoption thereof by the Employer in question.

                                  APPENDIX III
                   SPECIAL PROVISIONS REGARDING MERGER OF THE
                      HOLSUM BAKING COMPANY RETIREMENT PLAN
                             WITH AND INTO THE PLAN

         3.1 General Provisions. Effective as of January 1, 1996 ("Holsum Merger Effective Date"), the Holsum Baking Company Retirement Plan ("Holsum Plan") is merged with and into the Plan. The Plan shall, as of the Holsum Merger Effective Date, assume all obligations of the Holsum Plan and be responsible for payment of all vested benefits accrued under the terms and provisions of the Holsum Plan for (i) participants participating in the Holsum Plan immediately prior to the Holsum Merger Effective Date, and (ii) former participants and beneficiaries with vested benefits under the Holsum Plan immediately prior to the Holsum Merger Effective Date. Such participants and beneficiaries shall, as of the Holsum Merger Effective Date, automatically become Participants in the Plan with respect to such account balances. The Plan shall provide for said payment of benefits with the assets transferred to the trust accompanying the Plan as set forth in Section 2.3 of this Appendix.

         3.2 Separate Accounting. The account balances of each participant in the Holsum Plan shall be maintained in separate accounts as follows:

                  (a) Amounts transferred attributable to "Deferral Contributions" allocated to a participant under the Holsum Plan shall be held in a special segregated Holsum Deferral Contributions Account.

                  (b) Amounts transferred attributable to "Matching Contributions" allocated to a participant under the Holsum Plan shall be held in a special segregated Holsum Matching Contributions Account.

                  (c) Amounts transferred attributable to "Qualified Nonelective Contributions" allocated to a participant under the Holsum Plan shall be held in a special segregated Holsum Qualified Nonelective Contributions Account.

                  (d) Amounts transferred attributable to "Discretionary Contributions" allocated to a participant under the Holsum Plan shall be held in a special segregated Holsum Discretionary Contributions Account.

                  (e) Amounts transferred attributable to "Rollover Contributions" allocated to a participant under the Holsum Plan shall be held in a special segregated Holsum Rollover Contributions Account.

All such accounts shall be collectively referred to in this Appendix III as "Holsum Accounts."

         3.3 Transfer of Plan Assets. Effective as of the Holsum Merger Effective Date, the assets of the Holsum Plan which are held by the trustee of the trust accompanying the Holsum Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust for the exclusive benefit of Participants and Beneficiaries under the Plan, including the provisions of this Appendix.

        3.4 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Appendix is made on the condition that subsection (a) of Section 11.5 of the Plan is satisfied.

        3.5 Additional Forms of Benefit for Holsum Accounts. A Participant who has a vested Holsum Account balance in excess of $3,500 or the surviving Beneficiary of such a Participant may elect by written notice to the Plan Administrator that the value of his Holsum Accounts shall be distributed in the form of a lump sum cash payment, or in monthly, quarterly or annual installments over a fixed period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of Participant and his Beneficiary.

        3.6 Vesting. The portion of a Participant's Account attributable to the Holsum Accounts, determined as of January 1, 1996, shall at all times be fully vested to such Participant. On and after January 1, 1996, the Account of a Participant who was previously a participant in the Holsum Plan (excluding the portion of the Account attributable to the Holsum Accounts) shall be vested in accordance with the following vesting schedule:

       Years of Vesting Service                           Vested Percentage
       Earned by the Participant                         of the Participant
       -------------------------                         ------------------
           Less than 1 year                                       0%
                1 year                                           20%
                2 years                                          40%
                3 years                                          60%
                4 years                                          80%
            5 years or more                                     100%

and in all events shall be fully vested upon the Participant's attainment of age 62 while still in the employ of an Employer.

        3.7 In-Service Withdrawals. Amounts in the Holsum Deferral Contributions Account and the Holsum Qualified Nonelective Contributions Account may be withdrawn by the Participant on or after attaining age 62. Amounts in the Holsum Matching Contributions Account and the Holsum Discretionary Contributions Account may be withdrawn by the Participant on or after attaining age 62 or completing 30 years of participation in the Holsum Plan and/or the Plan. In addition, in the case of a Participant who has a Holsum Rollover Contributions Account, such a Participant may elect to withdraw once during each Plan Year any amount up to 100% of the value of that portion of his Account attributable to the Holsum Rollover Contributions Account. The Participant shall notify the Plan Administrator in writing in a form approved by the Plan Administrator of his election to make a withdrawal from his Holsum Accounts. Distributions will be made in accordance with such an election within 90 days (or as soon as administratively practicable) after the receipt by the Plan Administrator of a proper distribution request.

         3.8 Hours of Service. Effective as of the Holsum Merger Effective Date, service with Holsum Baking Company shall be treated as service with an Employer for all purposes under this Plan, even though said service may have been rendered prior to the time when said company became a member of the Controlled Group. This provision shall be effective for all employees of said company who remained or became employed by any member of the Controlled Group as of the date the company became a member of the Controlled Group. This provision shall not, however, be construed to permit participation in the Plan prior to the adoption thereof by the Employer in question.

                                   APPENDIX IV
                   SPECIAL PROVISIONS REGARDING MERGER OF THE
                  SHIPLEY BAKING COMPANY 401(k) RETIREMENT PLAN
                        AND TRUST WITH AND INTO THE PLAN


         4.1 General Provisions. Effective as of June 1, 1998 ("Shipley Merger Effective Date"), the Shipley Baking Company 401(k) Retirement Plan and Trust ("Shipley Plan") is merged with and into the Plan. The Plan shall, as of the Shipley Merger Effective Date, assume all obligations of the Shipley Plan and be responsible for payment of all vested benefits accrued under the terms and provisions of the Shipley Plan for (i) participants participating in the Shipley Plan immediately prior to the Shipley Merger Effective Date, and (ii) former participants and beneficiaries with vested benefits under the Shipley Plan immediately prior to the Shipley Merger Effective Date. Such participants and beneficiaries shall, as of the Shipley Merger Effective Date, automatically become Participants in the Plan with respect to such account balances. The Plan shall provide for said payment of benefits with the assets transferred to the trust accompanying the Plan as set forth in Section 4.3 of this Appendix.

         4.2 Separate Accounting. The account balances of each participant in the Shipley Plan shall be maintained in separate accounts as follows:

                  (a) Amounts transferred attributable to "Salary Deferral Contributions" allocated to a participant under the Shipley Plan shall be held in a special segregated Shipley Salary Deferral Contributions Account.

                  (b) Amounts transferred attributable to "Employer contributions" allocated to a participant under the Shipley Plan shall be held in a special segregated Shipley Employer Contributions Account.

                  (c) Amounts transferred attributable to "Voluntary Contributions" allocated to a participant under the Shipley Plan shall be held in a special segregated Shipley Voluntary Contributions Account.

                  (d) Amounts transferred attributable to "Rollover Contributions" allocated to a participant under the Shipley Plan shall be held in a special segregated Shipley Rollover Contributions Account.

All such accounts shall be collectively referred to in this Appendix IV as "Shipley Accounts."

         4.3 Transfer of Plan Assets. Effective as of the Shipley Merger Effective Date, the assets of the Shipley Plan which are held by the trustee of the trust accompanying the Shipley Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust for the exclusive benefit of Participants and Beneficiaries under the Plan, including the provisions of this Appendix.

         4.4 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Appendix is made on the condition that subsection (a) of Section 11.5 of the Plan is satisfied.

         4.5      Additional Forms of Benefit for Shipley Accounts.

                  (a) In General. Notwithstanding any provisions of this Plan to the contrary, except as noted, the Shipley Accounts (excluding the Shipley Salary Deferral Contributions Accounts) of Participants held under this Plan shall be "Applicable Accounts" for purposes of Appendix I, and shall be subject to the terms and provisions of Appendix I. For purposes of Appendix I, the Qualified Joint and Survivor Annuity referred to in such Appendix shall be a Qualified Joint and 50% Survivor Annuity.

                  (b) Additional Optional Methods. Subject to the requirements set forth in subsection (a) above, a Participant who has a vested Shipley Account balance (which includes amounts other than a Shipley Salary Deferral Contributions Account) may elect by written notice to the Plan Administrator at least 31 days prior to his Annuity Starting Date that the value of his Shipley Accounts (excluding the Shipley Salary Deferral Contributions Account) shall be distributed in the form of a lump sum cash payment, or in the form of an annuity contract, or partly in the form of a lump sum cash payment and partly in the form of an annuity contract. The annuity contract shall provide a fixed or variable annuity benefit, or a combination of a fixed and a variable annuity benefit, as chosen by the Participant. The Plan Administrator shall select the insurance company from which the annuity contract shall be purchased. The following forms of annuity benefit are available with respect to the Shipley Accounts (excluding the Shipley Salary Deferral Contributions Accounts):

                           (i) Joint and Survivor Annuity. An annuity benefit
                  under which the Participant will receive fixed monthly payments for life, and upon his death monthly payments in an amount equal to a specified percentage of the monthly amount in effect during the joint lives of the Participant and the spouse will be made to the spouse to whom the Participant was married at the time the annuity contract was purchased, for the life of that spouse.

                           (ii) Term Certain and Life Annuity. An annuity
                  benefit under which the Participant will receive monthly payments for life, and upon his death prior to the receipt of a specified number of monthly payments (as elected in advance by the Participant), monthly payments in the same amount will continue to the designated beneficiary for the balance of the specified period.

                           (iii) Contingent Annuitant - Term Certain and Life
                  Annuity. An annuity benefit under which the Participant will receive monthly payments for life. If the Participant dies before receiving a specified number of monthly payments, payments will continue in the same amount to a contingent annuitant until that specified number of monthly payments have been made to the Participant and the contingent annuitant. Thereafter monthly payments equal to a percentage of the monthly payments during the Participant's lifetime (as elected in advance by the Participant) will continue to the contingent annuitant for the life of the contingent annuitant. If both the Participant and the contingent annuitant die before the specified number of monthly payments have been made, payments in the same amount that the contingent annuitant was receiving will continue to a designated beneficiary until the specified number of monthly payments have been made.

                           (iv) in the form of periodic installments payable not
                  less often than annually for a period not to exceed the joint life expectancy of the Participant and his designated beneficiary.

                           (v) in any combination of the foregoing.

         4.6 Benefits Upon Death. In the event of the death of a Participant prior to his Benefit Commencement Date, then the Participant's Shipley Accounts will be paid to the Surviving Spouse in the form of a Qualified Preretirement Survivor Annuity in accordance with Appendix I, Sections 1.1(c) and 1.5(c).

         4.7 Vesting. The portion of a Participant's Account attributable to the Shipley Accounts, determined as of June 1, 1998, shall at all times be fully vested to such Participant. On and after June 1, 1998, the Account of a Participant who was previously a participant in the Shipley Plan (excluding the portion of the Account attributable to the Shipley Accounts) shall be vested in accordance with either the following vesting schedule, or the vesting provisions set forth in Section 5.2 of the Plan, whichever results in the greater vested percentage for a Participant:

Years of Vesting Service               Vested Percentage
Earned by the Participant              of the Participant
-------------------------              ------------------

Less than 3 years                              0%
3 years                                       20%
4 years                                       40%
5 years                                       60%
6 years                                       80%
7 years or more                              100%

         4.8      In-Service Withdrawals.

                  (a) Amounts in the Shipley Salary Deferral Contributions Account (excluding investment earnings attributable to periods after December 31, 1988) may be withdrawn by the Participant in accordance with the provisions of Section 8.10 of this Plan.

                  (b) A Participant who has attained the age of 59 1/2 may withdraw all or a portion of his Shipley Salary Deferral Contributions Account, including earnings, if any.

         Distribution shall be made to the Participant as soon as administratively practicable after the request is received.

                  (c) In addition, in the case of a Participant who has a Shipley Rollover Contributions Account, such a Participant may elect to withdraw any amount up to 100% of the value of that portion of his Account attributable to the Shipley Rollover Contributions Account. The Participant shall notify the Plan Administrator in writing of his election to make a withdrawal from the Shipley Rollover Contributions Account. Any such election shall be effective as of the date specified in such notice, which date must be at least 30 days after the notice is filed. Any such withdrawal shall be subject to Appendix I and Section
         4.5 above.

                  (d) In addition, in the case of a Participant who has a Shipley Voluntary Contributions Account, such a Participant may elect to withdraw all or any part of the balance of his Shipley Voluntary Contributions Account. The Participant shall notify the Plan Administrator in writing of his election to make a withdrawal from the Shipley Voluntary Contributions Account. Any such election shall be effective as of the date specified in such notice, which date must be at least 30 days after the notice is filed. Any such withdrawal shall be subject to Appendix I and Section 4.5 above.

         4.9 Hours of Service. Effective as of the Shipley Merger Effective Date, service with Shipley Baking Company shall be treated as service with an Employer for all purposes under this Plan, even though said service may have been rendered prior to the time when said company became a member of the Controlled Group. This provision shall be effective for all employees of said company who remained or became employed by any member of the Controlled Group as of the date the company became a member of the Controlled Group. This provision shall not, however, be construed to permit participation in the Plan prior to the adoption thereof by the Employer in question.

                                   APPENDIX V

                   SPECIAL PROVISIONS REGARDING MERGER OF THE
              FRANKLIN BAKING COMPANY, INC. PROFIT SHARING PLAN AND
                        THE FRANKLIN BAKING COMPANY, INC.
              401(k) RETIREMENT SAVINGS PLAN WITH AND INTO THE PLAN


         5.1 General Provisions. Effective as of December 31, 1998 ("Franklin Merger Effective Date"), the Franklin Baking Company, Inc. Profit Sharing Plan ("Franklin Profit Sharing Plan") and the Franklin Baking Company, Inc. 401(k) Retirement Savings Plan ("Franklin 401(k) Plan"; the Franklin Profit Sharing Plan and the Franklin 401(k) Plan are sometimes referred to collectively herein as the "Franklin Plans") are merged with and into the Plan. The Plan shall, as of the Franklin Merger Effective Date, assume all obligations of the Franklin Plans and be responsible for payment of all vested benefits accrued under the terms and provisions of the Franklin Plans for (i) participants participating in the Franklin Plans immediately prior to the Franklin Merger Effective Date, and (ii) former participants and beneficiaries with vested benefits under the Franklin Plans immediately prior to the Franklin Merger Effective Date. Such participants and beneficiaries shall, as of the Franklin Merger Effective Date, automatically become Participants in the Plan with respect to such account balances. The Plan shall provide for said payment of benefits with the assets transferred to the trust accompanying the Plan as set forth in Section 5.3 of this Appendix.

         5.2 Separate Accounting. The account balances of each participant in the Franklin Plans shall be maintained in separate accounts as follows:

                  (a) Amounts transferred attributable to "Deferral Contributions" allocated to a participant under the Franklin 401(k) Plan shall be held in a special segregated Franklin Deferral Contributions Account.

                  (b) Amounts transferred attributable to contributions allocated to a participant under the Franklin Profit Sharing Plan shall be held in a special segregated Franklin Profit Sharing Contributions Account.

                  (c) Amounts transferred attributable to "Rollover Contributions" allocated to a participant under the Franklin Plans shall be held in a special segregated Franklin Rollover Contributions Account.

All such accounts shall be collectively referred to in this Appendix V as "Franklin Accounts."

         5.3 Transfer of Plan Assets. Effective as of the Franklin Merger Effective Date, the assets of the Franklin Plans which are held by the trustees of the trusts accompanying the Franklin Plans shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust for the exclusive benefit of Participants and Beneficiaries under the Plan, including the provisions of this Appendix.

         5.4 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Appendix is made on the condition that subsection (a) of Section 11.5 of the Plan is satisfied.

         5.5 Additional Forms of Benefit for Franklin Accounts. Notwithstanding any provisions of this Plan to the contrary, the Franklin Accounts shall be distributable in the form of a single lump sum payment or in installment payments over a period certain in monthly, quarterly, semiannual, or annual cash payments. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy or the joint life and last survivor expectancy of the Participant and his designated Beneficiary.

         5.6 Vesting. On and after December 31, 1998, the Account of a Participant who was previously a participant in the Franklin Plans (including the portion of the Account attributable to the Franklin Accounts) shall be vested in accordance with either the following vesting schedule, or the vesting provisions set forth in Section 5.2 of the Plan, whichever results in the greater vested percentage for a Participant:

Years of Vesting Service               Vested Percentage
Earned by the Participant              of the Participant
-------------------------              ------------------

Less than 2 years                              0%
2 years                                       20%
3 years                                       40%
4 years                                       60%
5 years                                      100%

         5.7 In-Service Withdrawals. Amounts in the Franklin Deferral Contributions Account (excluding investment earnings attributable to periods after December 31, 1988) may be withdrawn by the Participant in accordance with the provisions of Section 8.10 of this Plan.

         5.8 Hours of Service. Effective as of the Franklin Merger Effective Date, service with Franklin Baking Company shall be treated as service with an Employer for all purposes under this Plan, even though said service may have been rendered prior to the time when said company became a member of the Controlled Group. This provision shall be effective for all employees of said company who remained or became employed by any member of the Controlled Group as of the date the company became a member of the Controlled Group. This provision shall not, however, be construed to permit participation in the Plan prior to the adoption thereof by the Employer in question.

                                   APPENDIX VI

                   SPECIAL PROVISIONS REGARDING MERGER OF THE
            PIES, INC. RETIREMENT SAVINGS PLAN WITH AND INTO THE PLAN


         6.1 General Provisions. Effective as of January 1, 1997 ("Pies Merger Effective Date"), the Pies, Inc. Retirement Savings Plan ("Pies Plan") is merged with and into the Plan. The Plan shall, as of the Pies Merger Effective Date, assume all obligations of the Pies Plan and be responsible for payment of all vested benefits accrued under the terms and provisions of the Pies Plan for
(i) participants participating in the Pies Plan immediately prior to the Pies Merger Effective Date, and (ii) former participants and beneficiaries with vested benefits under the Pies Plan immediately prior to the Pies Merger Effective Date. Such participants and beneficiaries shall, as of the Pies Merger Effective Date, automatically become Participants in the Plan with respect to such account balances. The Plan shall provide for said payment of benefits with the assets transferred to the trust accompanying the Plan as set forth in
Section 6.3 of this Appendix.

         6.2 Separate Accounting. The account balances of each participant in the Pies Plan shall be maintained in separate accounts as follows:

                  (a) Amounts transferred attributable to "Retirement Savings Contributions" allocated to a participant under the Pies Plan shall be held in a special segregated Pies Retirement Savings Contributions Account.

                  (b) Amounts transferred attributable to Employer Discretionary Profit Sharing Contributions allocated to a participant under the Pies Plan shall be held in a special segregated Pies Employer Discretionary Profit Sharing Contributions Account.

                  (c) Amounts transferred attributable to "Rollover Contributions" allocated to a participant under the Pies Plan shall be held in a special segregated Pies Rollover Contributions Account.

All such accounts shall be collectively referred to in this Appendix VI as "Pies Accounts."

         6.3 Transfer of Plan Assets. Effective as of the Pies Merger Effective Date, the assets of the Pies Plan which are held by the trustee of the trust accompanying the Pies Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust for the exclusive benefit of Participants and Beneficiaries under the Plan, including the provisions of this Appendix.

         6.4 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Appendix is made on the condition that subsection (a) of Section 11.5 of the Plan is satisfied.

         6.5 Vesting. Participants who were hired by Pies, Inc. prior to July 1, 1996 shall be fully vested at all times in their Pies Employer Discretionary Profit Sharing Contributions Account.

         6.6 In-Service Withdrawals. Amounts in the Pies Retirement Savings Contributions Account (excluding investment earnings attributable to periods after December 31, 1988) may be withdrawn by the Participant in accordance with the provisions of Section 8.10 of this Plan.

         6.7 Hours of Service. Effective as of the Pies Merger Effective Date, service with Pies, Inc. shall be treated as service with an Employer for all purposes under this Plan, even though said service may have been rendered prior to the time when said company became a member of the Controlled Group. This provision shall be effective for all employees of said company who remained or became employed by any member of the Controlled Group as of the date the company became a member of the Controlled Group. This provision shall not, however, be construed to permit participation in the Plan prior to the adoption thereof by the Employer in question.

                                    EXHIBIT A
                                       TO
             FLOWERS INDUSTRIES, INC. 401(K) RETIREMENT SAVINGS PLAN
                    (AS REVISED, EFFECTIVE AS OF MAY 1, 1999)


         Pursuant to Article III and Section 11.6 of the Plan, the Adopting Employers listed in the schedule below have elected to have the following special provisions apply to their Employees, as indicated in the second column of the schedule below.

A = Matching Elective Contributions (Section 3.1(b)): The Adopting Employer shall make Matching Elective Contributions equal to 25% of the Elective Contribution subject to a maximum Matching Elective Contribution of $100 per participant. Notwithstanding the foregoing, in the case of an Employee who is excluded from active participation in the Flowers Industries, Inc. Retirement Plan No. 1 by virtue of the Ninth Amendment to that Plan, contributions in accordance with special provision B shall be made with respect to such Employees (that is, the Adopting Employer shall make Matching Elective Contributions equal to 25% of the Elective Contribution subject to a maximum Matching Elective Contribution of 1.5% of Compensation (as defined in Section 1.15 of the Plan) per participant, with respect to such Employees; and the Adopting Employer also shall make Company Basic Contributions equal to 2% of each Participant's Compensation (as defined in Section 3.6(b)(iv) of the Plan), with respect to such Employees).

B = Matching Elective Contributions (Section 3.1(b)): The Adopting Employer shall make Matching Elective Contributions equal to 25% of the Elective Contribution subject to a maximum Matching Elective Contribution of 1.5% of Compensation (as defined in Section 1.15 of the Plan) per participant.

         Company Basic Contributions (Section 3.1(e)): The Adopting Employer shall make Company Basic Contributions equal to 2% of each Participant's Compensation (as defined in Section 3.6(b)(iv) of the
         Plan).

C = Matching Elective Contributions (Section 3.1(b)): The Adopting Employer will not make any Matching Elective Contributions.

         Company Basic Contributions (Section 3.1(e)): The Adopting Employer shall make Company Basic Contributions equal to 2% of each Participant's Compensation minus payments for overtime. For purposes of this Item C of this Exhibit A, the term "Compensation" shall be defined in accordance with Section 1.15 of the Plan; provided, however, that there shall be included in Compensation the gain and income (including dividend income) associated with restricted stock awards and equity incentive awards under the Company's 1989 Executive Stock Incentive Plan or any successor to that plan, to the extent that the gain or income is required to be reported under Code ss.ss. 6041(d) or 6051(a)(3).

D = Company Basic Contributions (Section 3.1(e)): The Adopting Employer shall make Company Basic Contributions on behalf of each Participant equal to 50 cents for each Hour of Service performed after such Participant meets the Eligibility Requirements in Section 2.1(b).

                                                                                                            SPECIAL
ADOPTING EMPLOYERS                                                                                       PROVISIONS
------------------                                                                                       ----------

Flowers Industries, Inc.                                                                                          A

Flowers Baking Company of Miami, Inc.                                                                             A

Flowers Baking Company of Jacksonville, Inc.                                                                      A

Flowers Baking Company of Bradenton, Inc.                                                                         A

European Bakers, Ltd.                                                                                             A

Dan-Co Bakery, Inc.                                                                                               A

Table Pride, Inc.                                                                                                 A

Mrs. Smith's Sales Support Group, Inc.                                                                            A

Flowers Baking Company of Thomasville, Inc.                                                                       A

Flowers Baking Company of Opelika, Inc.                                                                           A

Hardin's Bakery, Incorporated                                                                                     A

Flowers Specialty of Montgomery, Inc.                                                                             A

Huval Bakery, Incorporated                                                                                        A

Bunny Bread, Inc.                                                                                                 A

Flowers Baking Company of Baton Rouge, Inc.                                                                       A

Flowers Baking Company of Jamestown, Inc.                                                                         A

Daniel's Home Bakery of North Carolina, Inc.                                                                      A

Flowers Baking Company of Lynchburg, Inc.                                                                         A

Flowers Baking Company of South Carolina, Inc.                                                                    A

Flowers Baking Company of Chattanooga, Inc.                                                                       A

Flowers Baking Company of Morristown, Inc.                                                                        A

Schott's Bakery, Inc.                                                                                             A

Flowers Baking Company of West Virginia, Inc.                                                                     A

Flowers Baking Company of Tyler, Inc.                                                                             A

El Paso Baking Company, Inc.                                                                                      A

Flowers Baking Company of Texarkana, Inc.                                                                         A

Mrs. Smith's Bakeries of London, Inc.                                                                             A

Stilwell Foods, Inc.                                                                                              A

Flowers Baking Company of Villa Rica, Inc.                                                                        B

Aunt Fanny's Bakery, Inc.                                                                                         C

Mrs. Smith's Frozen Bakery Distributors, Inc.                                                                     B

Holsum Baking Company                                                                                             B

Mrs. Smith's Bakeries, Inc.                                                                                       A

Mrs. Smith's Foil Company, Inc.                                                                                   A

Pies, Inc.                                                                                                        D

Midtown Bakery, Inc.                                                                                              B

Flowers Bakeries, Inc.                                                                                            A

Franklin Baking Company                                                                                           B

ButterKrust Bakeries, Inc.                                                                                        B

Shipley Baking Company, Inc.                                                                                      B



                                    APPROVED: /s/ R. Steve Kinsey
                                             ---------------------------------
                                             PLAN ADMINISTRATOR

                                        DATE: 5/18/99
                                             ---------------------------------

                                FIRST AMENDMENT
                                     TO THE
                            FLOWERS INDUSTRIES, INC.
                         401(K) RETIREMENT SAVINGS PLAN
            AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1997



                  THIS AMENDMENT to the Flowers Industries, Inc. 401(k) Retirement Savings Plan as amended and restated effective as of January 1, 1997 (the "Plan") made this 28th day of December, 1999, by Flowers Industries, Inc. (hereinafter referred to as the "Company"), to be effective upon signing.

                             W I T N E S S E T H :

                  WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries and pursuant to
Section 11.2(a) thereof, the Company has the right to amend the Plan at any time; and
                  WHEREAS, the Company wishes to amend the Plan at this time for the purpose of merging the Home Baking Company, Inc. Amended and Restated 401(k) Profit Sharing Plan and Trust with and into the Plan, and for other purposes;
                  NOW, THEREFORE, the Plan is hereby amended as follows:

                                       I.

                  Effective as of December 31, 1999, Section 8.3 of the Plan shall be amended by deleting the last sentence and inserting in its place the following:
              See also Appendices I, II, III, IV, V, 9VI, and VII.

                                      II.

                  Effective as of April 1, 1995, Section 8.10(a) is amended by deleting the first sentence and inserting in its place the following:

                           A Participant shall be entitled to apply to the Plan
                  Administrator for a hardship distribution of all or a portion of such Participant's Elective Contributions Account balance (excluding investment earnings attributable to periods after December 31, 1998), valued as of the Valuation Date coincident with or next following the date on which the Plan Administrator receives the Participant's application.

                                      III.

                  Effective as of December 31, 1999, the Plan shall be amended by inserting the following Appendix VII at the end thereof:

                                  APPENDIX VII

                   SPECIAL PROVISIONS REGARDING MERGER OF THE
                 HOME BAKING COMPANY, INC. AMENDED AND RESTATED
          401(k) PROFIT SHARING PLAN AND TRUST WITH AND INTO THE PLAN

                           7.1 General Provisions. Effective as of December 31,
                  1999 ("Home Baking Merger Effective Date"), the Home Baking Company, Inc. Amended and Restated 401(k) Profit Sharing Plan and Trust ("Home Baking Plan") is merged with and into the Plan. The Plan shall, as of the Home Baking Merger Effective Date, assume all obligations of the Home Baking Plan and be responsible for payment of all vested benefits accrued under the terms and provisions of the Home Baking Plan for (i) participants participating in the Home Baking Plan immediately prior to the Home Baking Merger Effective Date, and (ii) former participants and beneficiaries with vested benefits under the Home Baking Plan immediately prior to the Home Baking Merger Effective Date whose account balances have not been fully distributed to them. Such participants and beneficiaries shall, as of the Home Baking Merger Effective Date, automatically become Participants in the Plan with respect to such account balances. The Plan shall provide for said payment of benefits with the assets transferred to the trust accompanying the Plan as set forth in Section 7.3 of this Appendix.

                           7.2 Separate Accounting. The account balances of each participant in the Home Baking Plan shall be maintained in separate accounts as follows:

                                    (a) Amounts transferred attributable to
                           "Deferral Contributions" allocated to a participant under the Home Baking Plan shall be held in a special segregated Home Baking Deferral Contributions Account.

                                    (b) Amounts transferred attributable to
                           nonelective contributions allocated to a participant under the Home Baking Plan shall be held in a special segregated Home Baking Profit Sharing Contributions Account.

                                    (c) Amounts transferred attributable to
                           employer matching contributions under the Home Baking Plan shall be held in a special segregated Home Baking Matching Contributions Account.

                  All such accounts shall be collectively referred to in this Appendix VII as "Home Baking Accounts."

                           7.3 Transfer of Plan Assets. Effective as of the Home Baking Merger Effective Date, the assets of the Home Baking Plan which are held by the trustee of the trust accompanying the Home Baking Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust for the exclusive benefit of Participants and Beneficiaries under the Plan, including the provisions of this Appendix.

                           7.4 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Appendix is made on the condition that subsection (a) of
                  Section 11.5 of the Plan is satisfied.

                           7.5 Additional Forms of Benefit for Home Baking Accounts.

                                    (a) In General. Notwithstanding any
                           provisions of this Plan to the contrary, except as otherwise provided in this Section 7.5, the Home Baking Accounts of Participants held under this Plan shall be "Applicable Accounts" for purposes of Appendix I, and shall be subject to the terms and provisions of Appendix I. For purposes of Appendix I, the Qualified Joint and Survivor Annuity referred to in such Appendix shall be a Qualified Joint and 50% Survivor Annuity.

                                    (b) Additional Optional Methods. Subject to
                           the requirements set forth in subsection (a) above, a Participant who has a vested Home Baking Account balance may elect by written notice to the Plan Administrator at least 31 days prior to his Annuity Starting Date that the value of his Home Baking Accounts shall be distributed in the form of a lump sum cash payment, or in the form of an annuity contract, or in the form of periodic installments payable not less often than annually for a period not to exceed the joint life expectancy of the Participant and his designated Beneficiary. The Plan Administrator shall select the insurance company from which the annuity contract shall be purchased. The following forms of annuity benefit are available with respect to the Home Baking Accounts:

                                            (i) Joint and Survivor Annuity. An
                                    annuity benefit under which the Participant will receive fixed monthly payments for life, and upon his death monthly payments in an amount equal to 50% of the monthly amount in effect during the joint lives of the Participant and the spouse (or, if the spouse consents to another joint annuitant, during the joint lives of the Participant and another joint annuitant) will be made to the spouse to whom the Participant was married at the time the annuity contract was purchased (or, if the spouse consents to another joint annuitant, to such other joint annuitant), for the life of the spouse or other joint annuitant.

                                            (ii) Life Annuity. An annuity
                                    benefit under which the Participant will receive monthly payments for his life, and upon his death payments will stop.

                           7.6 Vesting. On and after December 31, 1999, the Matching Elective Contributions Account, Company Basic Contributions Account, Other Contributions Account, Home Baking Profit Sharing Contributions Account, and Home Baking Matching Contributions Account of a Participant who was previously a participant in the Home Baking Plan shall be vested in accordance with either the following vesting schedule, or the vesting provisions set forth in Section 5.2 of the Plan, whichever results in the greater vested percentage for a Participant:


                      Years of Vesting Service          Vested Percentage
                      Earned by the Participant         of the Participant
                      -------------------------         ------------------
                         Less than 2 years                    0%
                         2 years                             20%
                         3 years                             40%
                         4 years                             60%
                         5 years                             80%
                         6 or more years                    100%

                           7.7 In-Service Withdrawals. Amounts in the Home Baking Deferral Contributions Account (excluding investment earnings attributable to periods after December 31, 1988) and in the Home Baking Profit Sharing Contributions Account may be withdrawn by the Participant in accordance with the provisions of Section 8.10 of this Plan.

                           7.8 Hours of Service. Effective as of the Home Baking Merger Effective Date, service with Home Baking Company, Inc. shall be treated as service with an Employer for all purposes under this Plan, even though said service may have been rendered prior to the time when said company became a member of the Controlled Group. This provision shall be effective for all employees of said company who remained or became employed by any member of the Controlled Group as of the date the company became a member of the Controlled Group. This provision shall not, however, be construed to permit participation in the Plan prior to the adoption thereof by the Employer in question.

                                      IV.
                  All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

                  IN WITNESS WHEREOF, this First Amendment has been executed on the day and year first above written.

                               COMPANY:

                               FLOWERS INDUSTRIES, INC.


                               By: /s/ Jimmy M. Woodward
                                  ------------------------------------------
                               Title:  V. P. & Chief Administrative Officer
                                     ---------------------------------------
ATTEST:

By: /s/ R. Steve Kinsey
   ------------------------------------------
Title:  Plan Administrator
      ---------------------------------------

                               SECOND AMENDMENT
                                     TO THE
                            FLOWERS INDUSTRIES, INC.
                         401(K) RETIREMENT SAVINGS PLAN

            AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1997


          THIS AMENDMENT to the Flowers Industries, Inc. 401(k) Retirement Savings Plan, as amended and restated effective as of January 1, 1997 (the "Plan") made this 23rd day of December, 1999, by Flowers Industries, Inc. (hereinafter referred to as the "Company"), to be effective upon signing.

                             W I T N E S S E T H :

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries and pursuant to Section 11.2
(a) thereof, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of providing certain benefits to certain employees assigned to the Company's Aviation Department who will no longer be eligible to participate in the Flowers Industries, Inc. Retirement Plan No. 1, and for other purposes;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       I.

                  Exhibit A to the Plan is hereby amended to provide as follows, effective as of January 1, 2000:

                                   EXHIBIT A
                                       TO
            FLOWERS INDUSTRIES, INC. 401(K) RETIREMENT SAVINGS PLAN
                 (AS REVISED, EFFECTIVE AS OF JANUARY 1, 2000)


                  Pursuant to Article III and Section 11.6 of the Plan, the Adopting Employers listed in the schedule below have elected to have the following special provisions apply to their Employees, as indicated in the second column of the schedule below.

         A = Matching Elective Contributions (Section 3.1(b)): The Adopting Employer shall make Matching Elective Contributions equal to 25% of the Elective Contribution subject to a maximum
                  Matching Elective Contribution of $100 per participant. Notwithstanding the foregoing, in the case of an Employee who is excluded from active participation in the Flowers Industries, Inc. Retirement Plan No. 1 by virtue of the Ninth Amendment to that Plan, contributions in accordance with special provision B shall be made with respect to such Employees (that is, the Adopting Employer shall make Matching Elective Contributions equal to 25% of the Elective Contribution subject to a maximum Matching Elective Contribution of 1.5% of Compensation (as defined in Section
                  1.15 of the Plan) per participant, with respect to such Employees; and the Adopting Employer also shall make Company Basic Contributions equal to 2% of each Participant's Compensation (as defined in Section 3.6(b)(iv) of the Plan), with respect to such Employees).

         B = Matching Elective Contributions (Section 3.1(b)): The Adopting Employer shall make Matching Elective Contributions equal to 25% of the Elective Contribution subject to a maximum Matching Elective Contribution of 1.5% of Compensation (as defined in Section 1.15 of the Plan) per participant.

                  Company Basic Contributions (Section 3.1(e)): The Adopting Employer shall make Company Basic Contributions equal to 2% of each Participant's Compensation (as defined in Section 3.6(b)(iv) of the Plan).

         C = Matching Elective Contributions (Section 3.1(b)): The Adopting Employer will not make any Matching Elective Contributions.

                  Company Basic Contributions (Section 3.1(e)): The Adopting Employer shall make Company Basic Contributions equal to 2% of each Participant's Compensation minus payments for overtime. For purposes of this Item C of this Exhibit A, the term "Compensation" shall be defined in accordance with
                  Section 1.15 of the Plan; provided, however, that there shall be included in Compensation the gain and income (including dividend income) associated with restricted stock awards and equity incentive awards under the Company's 1989 Executive Stock Incentive Plan or any successor to that plan, to the extent that the gain or income is required to be reported under Code ss.ss. 6041(d) or 6051(a)(3).

         D = Company Basic Contributions (Section 3.1(e)): The Adopting Employer shall make Company Basic Contributions on behalf of each Participant equal to 50 cents for each Hour of Service performed after such Participant meets the Eligibility Requirements in Section 2.1(b).

         E = Matching Elective Contributions (Section 3.1(b)): The Adopting Employer shall make Matching Elective Contributions equal to 25% of the Elective Contributions subject to a maximum Matching Elective Contribution of 1.5% of Compensation (as defined in Section 1.15 of the Plan) per Participant covered by this special provision.

                  Company Basic Contributions (Section 3.1(e)): With respect to each Participant covered by this special provision, the Adopting Employer shall make Company Basic Contributions equal to the percentage of each Participant's Compensation (as defined in Section 3.6(b)(iv) of the Plan) determined in accordance with the following table, based upon the individual's Years of Vesting Service:

                                                      Percentage of Compensation
                                                  (as defined in Section 3.6(b)(iv)
                  Years of Vesting Service                   of the Plan
                  ------------------------        --------------------------------
                  At least 1, but less than 6                3.00%
                  At least 6, but less than 11               4.00%
                  At least 11, but less than 16              5.00%
                  At least 16, but less than 21              6.00%
                  At least 21, but less than 26              7.00%
                  At least 26, but less than 31              8.00%

                                                                              SPECIAL
ADOPTING EMPLOYERS                                                           PROVISIONS
------------------                                                           ----------
Flowers Industries, Inc. (except for those Employees who
are excluded from active participation in the Flowers Industries,
Inc. Retirement Plan No. 1 by Section 2.01(h) of that Plan)                       A

Flowers Industries, Inc. (with respect to those Employees
who are excluded from active participation in the Flowers
Industries, Inc. Retirement Plan No. 1 by Section 2.01(h)
of that Plan)                                                                     E

Flowers Baking Company of Miami, Inc.                                             A

Flowers Baking Company of Jacksonville, Inc.                                      A

Flowers Baking Company of Bradenton, Inc.                                         A

European Bakers, Ltd.                                                             A

Dan-Co Bakery, Inc.                                                               A

Table Pride, Inc.                                                                 A

Mrs. Smith's Sales Support Group, Inc.                                            A

Flowers Baking Company of Thomasville, Inc.                                       A

Flowers Baking Company of Opelika, Inc.                                           A

Hardin's Bakery, Incorporated                                                     A

Flowers Specialty of Montgomery, Inc.                                             A

Huval Bakery, Incorporated                                                        A

Bunny Bread, Inc.                                                                 A

Flowers Baking Company of Baton Rouge, Inc.                                       A

Flowers Baking Company of Jamestown, Inc.                                         A

Daniel's Home Bakery of North Carolina, Inc.                                      A


Flowers Baking Company of Lynchburg, Inc.                                         A

Flowers Baking Company of South Carolina, Inc.                                    A

Flowers Baking Company of Chattanooga, Inc.                                       A

Flowers Baking Company of Morristown, Inc.                                        A

Schott's Bakery, Inc.                                                             A

Flowers Baking Company of West Virginia, Inc.                                     A

Flowers Baking Company of Tyler, Inc.                                             A

El Paso Baking Company, Inc.                                                      A

Flowers Baking Company of Texarkana, Inc.                                         A

Mrs. Smith's Bakeries of London, Inc.                                             A

Stilwell Foods, Inc.                                                              A

Flowers Baking Company of Villa Rica, Inc.                                        B

Aunt Fanny's Bakery, Inc.                                                         C

Mrs. Smith's Frozen Bakery Distributors, Inc.                                     B

Holsum Baking Company                                                             B

Mrs. Smith's Bakeries, Inc.                                                       A

Mrs. Smith's Foil Company, Inc.                                                   A

Pies, Inc.                                                                        D

Midtown Bakery, Inc.                                                              B

Flowers Bakeries, Inc.                                                            A

Franklin Baking Company                                                           B



ButterKrust Bakeries, Inc.                                                        B

Shipley Baking Company, Inc.                                                      B

Home Baking Company, Inc.                                                         B

Mrs. Smith's Bakery of Suwanee, Inc.                                              B

                                    APPROVED: /s/ R. Steve Kinsey
                                             --------------------------------
                                             PLAN ADMINISTRATOR

                                    DATE:
                                         ------------------------------------

                                      II.

           All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

           IN WITNESS WHEREOF, this Second Amendment has been executed on the day and year first above written.


                                    COMPANY:

                                    FLOWERS INDUSTRIES, INC.

                                    By: /s/ Jimmy M. Woodward
                                       ----------------------------------------
                                    Title:  V.P. & Chief Administrative Officer
                                          -------------------------------------
ATTEST:

By: /s/ R. Steve Kinsey
   ----------------------------
Title:  Director of Tax
      -------------------------